UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 22, 2014

4	Nuveen Investments

Portfolio Manager’s

Comments

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

All of these Funds are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments, Inc. James R. Boothe, CFA, serves as portfolio manager for all three Funds and has managed the Funds since their inception. Here he discusses the U.S. economy and equity markets, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2014.

What factors affected the U.S. economy, global and equity markets during the twelve-month reporting period ended July 31, 2014?

During this reporting period, the U.S. economy continued its advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper its monthly asset purchases in $10 billion increments over the course of five consecutive meetings (December 2013 through June 2014). As of July 2014, the Fed’s monthly purchases comprise $15 billion in mortgage backed securities (versus the original $40 billion per month) and $20 billion in longer-term Treasury securities (versus $45 billion). Following its June 2014 meeting the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4.2%. In the previous quarter, GDP contracted at an annualized rate of 2.1%, the economy’s weakest quarter since the recession officially ended in June 2009. The decline during this period was attributed in part to the severe weather of the past winter, which deterred consumer spending and disrupted construction, production and shipping. The Consumer Price Index (CPI) rose 2.4% year-over-year as of July 2014, while the core CPI (which excludes food and energy) increased 1.9% during the same period, in line with the Fed’s unofficial longer term objective of 2.0% for this inflation measure. As of July 2014, the national unemployment rate remained at 6.2%, down from the 7.3% reported in July 2013, but still higher than levels that would provide consistent support for optimal GDP growth. During the last twelve months, the unemployment rate and the number of unemployed persons have declined by 1.1% and 1.7 million, respectively. The housing market continued to post gains as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended July 2014.

Several events touched off increased volatility in the financial markets. First, in May 2013, then-Fed Chairman Ben Bernanke’s remarks about tapering the Fed’s asset purchase program triggered widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the markets as well as the overall economy. Meanwhile, political debate over federal spending continued, as Congress failed to reach an agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.)

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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Portfolio Manager’s Comments (continued)

U.S. equity markets continued their remarkable rally during the reporting period; in fact, the sixth quarter of appreciation in 2014 made for the longest consecutive string of positive quarters in the S&P 500 Index since 1998. Complimenting this performance, volatility as measured by the Chicago Board Options Exchange Volatility Index (the VIX) trended down markedly for much of the latter part of the reporting period, hitting seven-year lows in July. Other developed markets also experienced mainly positive performance and low volatility. The generally calm, steady global market environment was characterized by a fairly narrow range of returns for much of the reporting period. Only a few outliers broke out of this range, such as when the energy sector experienced particularly sharp gains due to violence in Iraq factoring into increased oil prices. The U.S. and Europe have both displayed continued economic improvement and we believe their stronger macro foundations have led to both higher stock prices and greater risk appetite. The U.S. continues to have a different profile than the rest of the world in many ways, however, with U.S. companies generally exhibiting lower yields, better dividend growth and higher valuations.

International developed markets performed well over the first half of the reporting period, rounding out a strong 2013, while emerging markets stumbled due to weakness in global growth and commodity prices combined with credit and liquidity concerns. In the early months of 2014, investors rotated aggressively away from stocks that had performed so well in 2013, most notably growth-oriented stocks in the biotechnology and internet-related areas, and back to value-oriented stocks. The very bullish expectations carried over from fourth quarter 2013 were dampened by cold weather conditions in the U.S., the political crisis over Russia’s military action in the Ukraine, commentary from new Fed chair Janet Yellen suggesting the potential for a sooner-than-expected rate hike and heightened volatility in Japan as corporates unwound equity positions in their fiscal year ends. China-related concerns also lingered due to poor export data as well as the first yuan-denominated debt default. In the final months of the reporting period, investors returned to their risk-taking ways after the Fed made comments indicating greater flexibility toward maintaining accommodative interest rate levels and the European Central Bank (ECB) announced the adoption of negative interest rates as a strategy to limit deflation risks. IPOs and secondary offerings continued unabated with mixed price results, while the merger and acquisition (M&A) boom continued. The process of inversion, which involves re-domiciling in a non-U.S. tax jurisdiction through M&A transactions with a foreign entity, gained traction as companies looked for ways to access liquidity trapped overseas and potentially lower taxes. While the latter half of the reporting period in particular had times of volatility, the markets continued to grind steadily higher in the face of both positive and negative news. While violence flared up in Iraq and tensions continued in Ukraine, these geopolitical events seemed to do little to rile markets; they mostly manifested in energy sector appreciation on rising oil prices. The performance strength and accompanying valuation premiums of U.S. equities compared with international equities continued, although markets were largely strong across the globe. Over the twelve-month reporting period ended July 31, 2014, the bellwether U.S. market gauge, the S&P 500 Index, returned 16.94%, followed relatively closely by the overseas-focused MSCI EAFE Index, which reported a 15.07% net return for the year.

How did the Funds perform during the twelve-month reporting period ended July 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and since inception periods ended July 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2014 and how did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at NAV outperformed its Lipper classification average, but underperformed the S&P 500® Index for the twelve-month reporting period ended July 31, 2014.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio

6	Nuveen Investments

across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund’s portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, 3) and a focus on companies with growing dividends. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. Companies in certain economic sectors of the market have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Sector allocation effects were the sole factor behind this Fund’s underperformance, as stock selection effects were slightly positive in aggregate. An underweight to the information technology sector was the largest allocation related detraction from relative performance, as the S&P 500® Index was led by that sector by a substantial margin. Positive stock selections in the financials sector helped to partially mitigate underperformance with Fund returns in the sector surpassing those of the benchmark.

Several holdings positively contributed to the Fund’s relative performance during the reporting period, including the Danish pharmaceutical company Novo Nordisk AS. We believe the company has benefited from eased concerns regarding competitive threats. Diversified medical equipment and supply company, Covidien PLC, was another relative contributor. We had been attracted to the company’s significant growth prospects within the medical industry and it appears this potential was recognized by Medtronic Inc. as well; the company agreed to acquire Covidien in June 2014. Natural gas utility ONEOK, Inc. also contributed to relative performance, as investors reacted positively to the company’s restructuring plans. The Fund has since eliminated its holdings in ONEOK based on a determination that the company’s new structure creates a greater exposure to volatile commodity prices.

Several holdings detracted from the Fund’s relative performance, including offshore drilling firm Seadrill Limited. The company was affected by investor concerns regarding near-term excess capacity in ultra-deep water drilling rigs. Aerospace manufacturer Boeing Company, newly added to the Fund during the first quarter of 2014, was another relative detractor. The company has faced weaker domestic demand, but we believe aggressive cost-cutting and international expansion should result in stable margins. Consumer staples company McCormick & Company Incorporated also detracted from relative performance. We believe the company was negatively affected by reported earnings that came in lower than expectations.

Nuveen Santa Barbara Global Dividend Growth Fund

The Fund’s Class A Shares at NAV underperformed both the MSCI World Index and its Lipper classification average for the twelve-month reporting period ended July 31, 2014.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two-part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends are a sign of capital discipline, financial wellbeing and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

While stock selection and sector allocation effects were both factors in this underperformance, negative stock selections were by far the primary driver. The industrials sector was the largest stock selection-related detraction from relative performance, as the Fund’s returns in that sector trailed those of the benchmark by a substantial margin. Positive stock selections in the consumer discretionary sector helped to partially mitigate underperformance with Fund returns in the sector strongly surpassing those of the benchmark.

Several holdings positively contributed to the Fund’s relative performance during the reporting period, including diversified medical equipment and supply company Covidien PLC. We had been attracted to the company’s significant growth prospects within the medical industry, and it appears this potential was recognized by Medtronic Inc. as well; the company agreed to acquire Covidien in June 2014. Hong Kong-based telecom company HKT Trust & HKT Limited was another relative contributor. We believe investors are finding the company’s growing mobile and broadband businesses attractive. Natural gas utility ONEOK, Inc. also contributed to relative performance, as investors reacted positively to the company’s restructuring plans. The Fund has since eliminated its holdings in ONEOK based on a determination that the company’s new structure creates a greater exposure to volatile commodity prices.

Several holdings detracted from the Fund’s relative performance, including offshore drilling firm Seadrill Limited. The company was affected by investor concerns regarding near-term excess capacity in ultra-deep water drilling rigs. Energy company Kinder Morgan, Inc. was another relative detractor. The company experienced challenged performance after it was negatively featured in a widely read investment newsletter. Information services company Experian PLC also detracted from relative performance. Experian has been pressured by macroeconomic conditions in the U.S. and Brazil that have slowed the company’s organic revenue growth.

Nuveen Santa Barbara International Dividend Growth Fund

The Fund’s Class A Shares at NAV underperformed both the MSCI EAFE Index and its Lipper classification average during the twelve-month reporting period ended July 31, 2014.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation. The Fund invests in global, dividend-paying companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index; seeking lower volatility than the MSCI EAFE Index; and investing in companies with a track record of increasing their dividends. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

While stock selection and sector allocation effects were both factors in this underperformance, negative stock selections were by far the primary driver. The energy sector was the largest selection-related detraction from relative performance, as the Fund’s returns in that sector trailed those of the benchmark by a substantial margin. Positive stock selections in the utilities sector helped to partially mitigate underperformance, with Fund returns in the sector strongly surpassing those of the benchmark.

8	Nuveen Investments

Several holdings positively contributed to the Fund’s relative performance during the reporting period, including Spanish electric utility Red Eléctrica Corporación SA. The company has been recovering from lows reached during the time of the greatest pessimism toward European utilities. Danish pharmaceutical company Novo Nordisk AS was another relative contributor. We believe the company has benefited from eased concerns regarding competitive threats. Global information and measurement company Nielsen Holdings NV also contributed to relative performance on revenue growth. We believe the company still maintains an attractive valuation, and our outlook for Nielsen Holdings remains positive.

Several holdings detracted from the Fund’s relative performance, including offshore drilling firm Seadrill Limited. The company was affected by investor concerns regarding near-term excess capacity in ultra-deep water drilling rigs. Swiss agribusiness company Syngenta AG was another relative detractor. The company has been negatively affected by weak crop prices. Information services company Experian PLC also detracted from relative performance. Experian has been pressured by macroeconomic conditions in the U.S. and Brazil that have slowed the company’s organic revenue growth.

Nuveen Investments	9

Risk Considerations

Nuveen Santa Barbara Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.

Nuveen Santa Barbara Global Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Santa Barbara International Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	14.50%	14.77%	8.74%
Class A Shares at maximum Offering Price	7.93%	13.42%	7.97%
S&P 500® Index	16.94%	16.79%	7.18%
Lipper Equity Income Funds Classification Average	13.23%	14.94%	6.74%

Class C Shares	13.65%	13.92%	7.93%
Class R3 Shares	14.23%	14.50%	19.43%
Class R6 Shares	14.92%	—	15.70%
Class I Shares	14.81%	15.07%	9.02%

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	21.95%	16.76%	9.11%
Class A Shares at maximum Offering Price	14.92%	15.39%	8.33%
Class C Shares	21.04%	15.90%	8.29%
Class R3 Shares	21.60%	16.48%	20.24%
Class R6 Shares	22.36%	—	18.71%
Class I Shares	22.24%	17.06%	9.38%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, C and I Share returns are actual. Returns for Class R3 Shares are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees. Since inception returns for Class R6 Shares are from 3/25/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.03%	1.78%	1.29%	0.72%	0.78%

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	10.21%	15.88%
Class A Shares at maximum Offering Price	3.87%	12.72%
MSCI World Index	15.96%	21.36%
Lipper Global Equity Income Funds Classification Average	13.39%	18.54%

Class C Shares	9.41%	15.02%
Class R3 Shares	9.94%	15.59%
Class I Shares	10.52%	16.18%

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	18.61%	18.13%
Class A Shares at maximum Offering Price	11.79%	14.77%
Class C Shares	17.74%	17.26%
Class R3 Shares	18.33%	17.82%
Class I Shares	18.90%	18.42%

Since inception returns are from 06/11/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	4.43%	5.07%	4.53%	4.12%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara International Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	8.55%	17.34%
Class A Shares at maximum Offering Price	2.31%	14.14%
MSCI EAFE Index	15.07%	21.29%
Lipper International Equity Income Funds Classification Average	15.18%	18.48%

Class C Shares	7.77%	16.46%
Class R3 Shares	8.29%	17.05%
Class I Shares	8.86%	17.64%

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	18.50%	20.21%
Class A Shares at maximum Offering Price	11.69%	16.80%
Class C Shares	17.63%	19.32%
Class R3 Shares	18.18%	19.90%
Class I Shares	18.79%	20.50%

Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	8.89%	8.15%	7.66%	7.44%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Holding

Summaries as of July 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Santa Barbara Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	97.1%
Short-Term Investments	2.3%
Other Assets Less Liabilities	0.6%

Portfolio Composition

(% of net assets)

Banks	8.2%
Oil, Gas & Consumable Fuels	7.4%
Pharmaceuticals	7.2%
Computers & Peripherals	5.4%
Capital Markets	4.5%
Communication Equipment	4.3%
Aerospace & Defense	4.1%
IT Services	4.1%
Insurance	4.0%
Electric Utilities	3.7%
Software	3.3%
Household Durables	3.1%
Food & Staples Retailing	3.1%
Media	2.7%
Diversified Telecommunication Services	2.7%
Textiles, Apparel & Luxury Goods	2.7%
Road & Rail	2.6%
Health Care Providers & Services	2.5%
Health Care Equipment & Supplies	2.4%
Other Industries	19.1%
Short-Term Investments	2.3%
Other Assets Less Liabilities	0.6%

Top Five Common Stock Holdings

(% of net assets)

Microsoft Corporation	3.3%
Wells Fargo & Company	3.3%
Apple, Inc.	3.1%
CVS Caremark Corporation	3.1%
JPMorgan Chase & Co.	2.9%

18	Nuveen Investments

Nuveen Santa Barbara Global Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	97.2%
Short-Term Investments	3.7%
Other Assets Less Liabilities	(0.9)%

Country Allocation

(% of net assets)

United States	55.4%
United Kingdom	10.0%
France	8.5%
Hong Kong	7.1%
Australia	5.3%
Germany	4.4%
Japan	3.4%
Switzerland	2.5%
Norway	2.4%
Denmark	1.9%
Other Assets Less Liabilities	(0.9)%

Portfolio Composition

(% of net assets)

Banks	10.5%
Pharmaceuticals	9.0%
Diversified Telecommunication Services	8.4%
Oil, Gas & Consumable Fuels	7.5%
Aerospace & Defense	5.4%
Electric Utilities	4.5%
Household Products	4.0%
Containers & Packaging	3.6%
Computers & Peripherals	3.2%
Household Durables	2.7%
Health Care Equipment & Supplies	2.7%
Professional Services	2.6%
Insurance	2.5%
Road & Rail	2.5%
Automobiles	2.5%
Energy Equipment & Services	2.4%
Communication Equipment	2.3%
Food & Staples Retailing	2.2%
Other Industries	18.7%
Short-Term Investments	3.7%
Other Assets Less Liabilities	(0.9)%

Top Five Common Stock Holdings

(% of net assets)

HKT Trust and HKT Limited	4.0%
Westpac Banking Corporation	3.1%
BOC Hong Kong Holdings Limited	3.1%
Covidien PLC.	2.7%
Total SA	2.6%

Nuveen Investments	19

Holding Summaries as of July 31, 2014 (continued)

Nuveen Santa Barbara International Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	96.5%
Short-Term Investments	5.6%
Other Assets Less Liabilities	(2.1)%

Country Allocation

(% of net assets)

United Kingdom	20.1%
France	13.0%
Germany	9.9%
Switzerland	9.1%
United States	8.1%
Australia	8.0%
Japan	7.3%
Spain	5.3%
Hong Kong	5.0%
Denmark	3.6%
Other Countries	12.7%
Other Assets Less Liabilities	(2.1)%

Portfolio Composition

(% of net assets)

Banks	15.5%
Pharmaceuticals	11.4%
Oil, Gas & Consumable Fuels	6.1%
Chemicals	5.4%
Electric Utilities	5.2%
Energy Equipment & Services	5.1%
Professional Services	5.0%
Wireless Telecommunication Services	4.0%
Hotels, Restaurants and Leisure	3.4%
Automobiles	3.1%
Insurance	3.0%
Media	2.8%
Beverages	2.7%
Food Products	2.6%
Personal Products	2.5%
Other Industries	18.7%
Short-Term Investments	5.6%
Other Assets Less Liabilities	(2.1)%

Top Five Common Stock Holdings

(% of net assets)

Novartis AG	3.7%
Novo Nordisk AS, Class B	3.6%
Westpac Banking Corporation	3.5%
Total SA	3.5%
Compass Group PLC	3.4%

20	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2014.

The beginning of the period for the funds is February 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Santa Barbara Dividend Growth Fund

	Share Class
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,082.40	$1,078.30	$1,080.90	$1,084.30	$1,083.70
Expenses Incurred During Period	$5.27	$9.12	$6.55	$3.46	$3.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.74	$1,016.02	$1,018.50	$1,021.47	$1,020.98
Expenses Incurred During Period	$5.11	$8.85	$6.36	$3.36	$3.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 1.27%, .67% and .77% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	21

Expense Examples (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,068.60	$1,064.70	$1,067.80	$1,070.40
Expenses Incurred During Period	$7.28	$11.11	$8.46	$6.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.75	$1,014.03	$1,016.61	$1,018.99
Expenses Incurred During Period	$7.10	$10.84	$8.25	$5.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.65% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Santa Barbara International Dividend Growth Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,062.90	$1,058.70	$1,061.60	$1,064.20
Expenses Incurred During Period	$7.26	$11.08	$8.51	$5.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.75	$1,014.04	$1,016.47	$1,018.94
Expenses Incurred During Period	$7.08	$10.86	$8.33	$5.84

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund, and Nuveen Santa Barbara International Dividend Growth Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2014

Nuveen Investments	23

Nuveen Santa Barbara Dividend Growth Fund

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.1%

	COMMON STOCKS – 97.1%

	Aerospace & Defense – 4.1%

424,737	Boeing Company	$51,172,314

526,761	Honeywell International Inc.	48,372,462
	Total Aerospace & Defense	99,544,776

	Banks – 8.2%

656,592	Cullen/Frost Bankers, Inc	51,194,478

1,212,248	JPMorgan Chase & Co.	69,910,342

1,559,430	Wells Fargo & Company	79,374,987
	Total Banks	200,479,807

	Capital Markets – 4.5%

1,698,136	Bank New York Mellon	66,295,230

143,043	BlackRock Inc.	43,589,493
	Total Capital Markets	109,884,723

	Communication Equipment – 4.3%

754,223	Motorola Solutions Inc.	48,028,921

764,133	QUALCOMM, Inc.	56,316,602
	Total Communication Equipment	104,345,523

	Computers & Peripherals – 5.4%

799,636	Apple, Inc.	76,421,212

1,851,176	EMC Corporation	54,239,457
	Total Computers & Peripherals	130,660,669

	Consumer Finance – 2.0%

816,251	Discover Financial Services	49,840,286

	Containers & Packaging – 1.7%

635,469	Packaging Corp. of America	42,042,629

	Diversified Telecommunication Services – 2.7%

1,851,190	AT&T Inc.	65,883,852

	Electric Utilities – 3.7%

1,181,185	ITC Holdings Corporation	42,640,778

517,886	NextEra Energy Inc.	48,624,317
	Total Electric Utilities	91,265,095

	Energy Equipment & Services – 2.1%

1,433,003	Seadrill Limited.	51,960,689

24	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 3.1%

980,450	CVS Caremark Corporation	$74,867,162

	Food Products – 1.6%

595,597	McCormick & Company, Incorporated.	39,178,371

	Health Care Equipment & Supplies – 2.4%

669,905	Covidien PLC.	57,953,482

	Health Care Providers & Services – 2.5%

756,450	UnitedHealth Group Incorporated.	61,310,272

	Household Durables – 3.1%

347,198	Tupperware Corporation.	25,269,070

355,279	Whirlpool Corporation	50,676,997
	Total Household Durables	75,946,067

	Household Products – 1.9%

739,698	Colgate-Palmolive Company	46,896,853

	Insurance – 4.0%

477,954	Ace Limited.	47,843,195

956,114	Marsh & McLennan Companies, Inc.	48,541,908
	Total Insurance	96,385,103

	IT Services – 4.1%

590,024	Accenture Limited.	46,777,103

922,758	Fidelity National Information Services	52,043,551
	Total IT Services	98,820,654

	Machinery – 1.6%

381,549	Caterpillar Inc..	38,441,062

	Media – 2.7%

458,026	Time Warner Cable, Class A	66,459,573

	Multi-Utilities – 2.1%

888,391	Macy’s, Inc.	51,340,116

	Oil, Gas & Consumable Fuels – 7.4%

480,215	Chevron Corporation	62,062,987

1,826,728	Kinder Morgan, Inc.	65,725,673

655,457	Phillips 66	53,164,117
	Total Oil, Gas & Consumable Fuels	180,952,777

	Pharmaceuticals – 7.2%

1,194,497	AbbVie Inc.	62,519,973

1,020,374	Novo-Nordisk A/S, ADR	46,988,223

2,280,420	Pfizer Inc.	65,448,054
	Total Pharmaceuticals	174,956,250

Nuveen Investments	25

Nuveen Santa Barbara Dividend Growth Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)			Value

	Professional Services – 2.0%

1,040,318	Nielsen Holdings N.V.			$47,969,063

	Road & Rail – 2.6%

636,612	Union Pacific Corporation			62,585,326

	Software – 3.3%

1,855,599	Microsoft Corporation			80,087,653

	Specialty Retail – 1.9%

982,718	Lowe’s Companies, Inc.			47,023,056

	Textiles, Apparel & Luxury Goods – 2.7%

1,064,768	VF Corporation			65,238,335

	Tobacco – 2.2%

654,603	Philip Morris International			53,683,992
	Total Long-Term Investments (cost $1,837,168,234)			2,366,003,216

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.3%

$55,635	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $55,635,277, collateralized by $39,835,000 U.S. Treasury Bonds, 8.125%, due 8/15/21, value $56,749,021	0.000%	8/01/14	$55,635,277
	Total Short-Term Investments (cost $55,635,277)			55,635,277
	Total Investments (cost $1,892,803,511) – 99.4%			2,421,638,493
	Other Assets Less Liabilities – 0.6%			13,523,968
	Net Assets – 100%			$2,435,162,461

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

26	Nuveen Investments

Nuveen Santa Barbara Global Dividend Growth Fund

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.2%

	COMMON STOCKS – 97.2%

	Aerospace & Defense – 5.4%

846	Boeing Company	$101,926

1,644	Honeywell International Inc.	150,969

2,581	Safran SA, (2)	151,678
	Total Aerospace & Defense	404,573

	Automobiles – 2.5%

2,224	Daimler AG, (2)	183,522

	Banks – 10.5%

73,700	BOC Hong Kong Holdings Limited, (2)	231,150

2,771	JPMorgan Chase & Co.	159,804

3,258	Wells Fargo & Company	165,832

7,330	Westpac Banking Corporation, WI/DD, (2)	233,094
	Total Banks	789,880

	Communication Equipment – 2.3%

2,288	QUALCOMM, Inc.	168,625

	Computers & Peripherals – 3.2%

1,302	Apple, Inc.	124,432

4,033	EMC Corporation	118,167
	Total Computers & Peripherals	242,599

	Consumer Finance – 2.1%

2,522	Discover Financial Services	153,993

	Containers & Packaging – 3.6%

17,173	Amcor Limited, WI/DD, (2)	164,368

1,610	Packaging Corp. of America	106,517
	Total Containers & Packaging	270,885

	Diversified Telecommunication Services – 8.4%

4,674	AT&T Inc.	166,348

4,186	CenturyLink Inc.	164,258

255,487	HKT Trust and HKT Limited, (2)	302,402
	Total Diversified Telecommunication Services	633,008

	Electric Utilities – 4.5%

1,756	NextEra Energy Inc.	164,871

7,037	Scottish and Southern Energy PLC, (2)	172,821
	Total Electric Utilities	337,692

	Energy Equipment & Services – 2.4%

4,941	Seadrill Limited.	179,161

Nuveen Investments	27

Nuveen Santa Barbara Global Dividend Growth Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	Food & Staples Retailing – 2.2%

2,123	CVS Caremark Corporation	$162,112

	Health Care Equipment & Supplies – 2.7%

2,291	Covidien PLC.	198,194

	Hotels, Restaurants and Leisure – 2.1%

9,803	Compass Group PLC, (2)	159,733

	Household Durables – 2.7%

1,160	Tupperware Corporation.	84,425

849	Whirlpool Corporation	121,101
	Total Household Durables	205,526

	Household Products – 4.0%

2,278	Colgate-Palmolive Company	144,425

1,793	Reckitt and Benckiser, (2)	158,282
	Total Household Products	302,707

	Insurance – 2.5%

2,225	Swiss Re AG, WI/DD, (2)	189,142

	IT Services – 1.8%

1,739	Accenture Limited., Class A Shares	137,868

	Machinery – 1.4%

8,100	Kubota Corporation, (2)	106,639

	Oil, Gas & Consumable Fuels – 7.5%

1,398	Chevron Corporation	180,678

5,099	Kinder Morgan, Inc.	183,462

3,047	Total SA, (2)	196,515
	Total Oil, Gas & Consumable Fuels	560,655

	Personal Products – 1.8%

808	L’Oreal, (2)	136,439

	Pharmaceuticals – 9.0%

3,592	AbbVie Inc.	188,005

3,144	Novo Nordisk AS, Class B, (2)	144,725

6,774	Pfizer Inc.	194,414

1,445	Sanofi-Synthelabo, SA, (2)	151,712
	Total Pharmaceuticals	678,856

	Professional Services – 2.6%

7,031	Experian PLC, (2)	120,306

1,639	Nielsen Holdings N.V.	75,574
	Total Professional Services	195,880

28	Nuveen Investments

Shares	Description (1)			Value

	Road & Rail – 2.5%

1,883	Union Pacific Corporation			$185,118

	Software – 1.9%

1,840	SAP AG, (2)			144,609

	Textiles, Apparel & Luxury Goods – 2.1%

2,560	VF Corporation			156,851

	Tobacco – 1.7%

1,588	Philip Morris International			130,233

	Trading Companies & Distributors – 2.0%

11,625	Itochu Corporation, (2)			148,019

	Wireless Telecommunication Services – 1.8%

41,393	Vodafone Group PLC, (2)			137,843
	Total Long-Term Investments (cost $6,642,479)			7,300,362

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.7%

$276	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $276,321, collateralized by $285,000 U.S. Treasury Notes, 2.125%, due 8/15/21, value $285,194	0.000%	8/01/14	$276,321
	Total Short-Term Investments (cost $276,321)			276,321
	Total Investments (cost $6,918,800) – 100.9%			7,576,683
	Other Assets Less Liabilities – (0.9)%			(65,072)
	Net Assets – 100%			$7,511,611

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen Santa Barbara International Dividend Growth Fund

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.5%

	COMMON STOCKS – 96.5%

	Aerospace & Defense – 2.4%

1,166	Safran SA, (2)	$68,523

	Automobiles – 3.1%

1,046	Daimler AG, (2)	86,315

	Banks – 15.5%

24,000	BOC Hong Kong Holdings Limited, (2)	75,273

2,059	ForeningsSparbanken AB, (2)	52,747

7,213	HSBC Holdings PLC, (2)	77,330

8,300	Mitsubishi UFJ Financial Group Inc., (2)	48,947

1,578	Toronto-Dominion Bank	82,522

3,124	Westpac Banking Corporation, WI/DD, (2)	99,343
	Total Banks	436,162

	Beverages – 2.7%

1,089	Heineken N.V., (2)	76,497

	Biotechnology – 1.9%

1,462	Grifols SA., Class B Shares, (2)	54,437

	Chemicals – 5.4%

412	Linde AG, (2)	84,031

196	Syngenta AG, WI/DD, (2)	69,434
	Total Chemicals	153,465

	Containers & Packaging – 2.1%

6,216	Amcor Limited, WI/DD, (2)	59,495

	Electric Utilities – 5.2%

1,102	Red Electrica Corporacion SA, (2)	94,694

2,166	Scottish and Southern Energy PLC, (2)	53,195
	Total Electric Utilities	147,889

	Energy Equipment & Services – 5.1%

2,002	Seadrill Limited	72,592

3,317	Tenaris SA, (2)	71,406
	Total Energy Equipment & Services	143,998

	Food Products – 2.6%

1,001	Groupe Danone, (2)	72,303

	Hotels, Restaurants and Leisure – 3.4%

5,816	Compass Group PLC, (2)	94,769

30	Nuveen Investments

Shares	Description (1)	Value

	Household Products – 2.1%

664	Reckitt and Benckiser, (2)	$58,616

	Industrial Conglomerates – 2.3%

1,090	Jardine Matheson Holdings Limited, (2)	65,061

	Insurance – 3.0%

984	Swiss Re AG, WI/DD, (2)	83,647

	Machinery – 1.5%

3,200	Kubota Corporation, (2)	42,129

	Media – 2.8%

3,938	WPP Group PLC, (2)	78,392

	Metals & Mining – 2.4%

1,915	BHP Billiton Limited, WI/DD, (2)	67,995

	Oil, Gas & Consumable Fuels – 6.1%

3,674	BG Group PLC, (2)	72,449

1,523	Total SA, (2)	98,225
	Total Oil, Gas & Consumable Fuels	170,674

	Personal Products – 2.5%

423	L’Oreal, (2)	71,428

	Pharmaceuticals – 11.4%

675	Merck KGaA, (2)	59,690

1,187	Novartis AG, WI/DD, (2)	103,267

2,231	Novo Nordisk AS, Class B, (2)	102,698

542	Sanofi-Synthelabo, SA, (2)	56,905
	Total Pharmaceuticals	322,560

	Professional Services – 5.0%

4,186	Experian PLC, (2)	71,625

1,525	Nielsen Holdings BV	70,318
	Total Professional Services	141,943

	Software – 1.8%

638	SAP AG, (2)	50,142

	Trading Companies & Distributors – 2.2%

4,900	Itochu Corporation, (2)	62,390

	Wireless Telecommunication Services – 4.0%

900	KDDI Corporation, (2)	51,734

18,531	Vodafone Group PLC, (2)	61,710
	Total Wireless Telecommunication Services	113,444
	Total Long-Term Investments (cost $2,393,119)	2,722,274

Nuveen Investments	31

Nuveen Santa Barbara International Dividend Growth Fund (continued)

Portfolio of Investments July 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.6%

$159	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $159,241, collateralized by $165,000 U.S. Treasury Notes, 2.000%, due 11/15/21, value $162,525	0.000%	8/01/14	$159,241
	Total Short-Term Investments (cost $159,241)			159,241
	Total Investments (cost $2,552,360) – 102.1%			2,881,515
	Other Assets Less Liabilities – (2.1)%			(58,063)
	Net Assets – 100%			$2,823,452

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of

Assets and Liabilities	July 31, 2014

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $1,837,168,234, $6,642,479 and $2,393,119, respectively)	$2,366,003,216	$7,300,362	$2,722,274
Short-term investments, at value (cost approximates value)	55,635,277	276,321	159,241
Cash denominated in foreign currencies (cost $—, $— and $582, respectively)	—	—	584
Receivable for:
Dividends and interest	4,574,386	22,558	4,478
Investments sold	52,763,249	32,514	—
Reimbursement from Adviser	—	—	438
Reclaims	7,302	1,059	2,999
Shares sold	3,963,782	5,607	1,447
Other assets	96,728	5,251	13,460
Total assets	2,483,043,940	7,643,672	2,904,921
Liabilities
Payable for:
Investments purchased	41,231,045	98,908	29,464
Shares redeemed	3,893,333	3,000	4,000
Accrued expenses:
Management fees	1,316,872	4,100	—
Trustees fees	88,849	62	23
12b-1 distribution and service fees	553,799	1,513	367
Other	797,581	24,478	47,615
Total liabilities	47,881,479	132,061	81,469
Net assets	$2,435,162,461	$7,511,611	$2,823,452
Class A Shares
Net assets	$691,388,601	$3,617,965	$469,284
Shares outstanding	20,210,204	141,135	17,736
Net asset value (“NAV”) per share	$34.21	$25.63	$26.46
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$36.30	$27.19	$28.07
Class C Shares
Net assets	$449,211,065	$809,808	$309,241
Shares outstanding	13,151,171	31,615	11,744
NAV and offering price per share	$34.16	$25.61	$26.33
Class R3 Shares
Net assets	$21,565,397	$64,055	$66,091
Shares outstanding	625,985	2,500	2,500
NAV and offering price per share	$34.45	$25.62	$26.44
Class R6 Shares
Net assets	$36,352,051	—	—
Shares outstanding	1,056,214	—	—
NAV and offering price per share	$34.42	—	—
Class I Shares
Net assets	$1,236,645,347	$3,019,783	$1,978,836
Shares outstanding	36,128,446	117,787	74,770
NAV and offering price per share	$34.23	$25.64	$26.47
Net assets consist of:
Capital paid-in	$1,833,787,633	$6,790,551	$2,489,692
Undistributed (Over-distribution of) net investment income	3,388,207	20,620	7,693
Accumulated net realized gain (loss)	69,151,639	42,668	(3,060)
Net unrealized appreciation (depreciation)	528,834,982	657,772	329,127
Net assets	$2,435,162,461	$7,511,611	$2,823,452
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of

Operations	Year Ended July 31, 2014

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Dividend and Interest Income (net of foreign tax withheld of $203,809, $5,993 and $5,885, respectively)	$63,348,686	$356,491	$119,082
Expenses
Management fees	14,893,005	55,345	19,027
12b-1 service fees – Class A Shares(1)	1,712,351	7,878	818
12b-1 distribution and service fees – Class C Shares	4,111,332	5,689	1,864
12b-1 distribution and service fees – Class R3 Shares	111,528	316	334
Shareholder servicing agent fees and expenses	2,155,037	—	—
Custodian fees and expenses	325,398	38,421	62,037
Trustees fees and expenses	92,034	260	89
Professional fees	181,357	22,270	21,986
Shareholder reporting expenses	237,668	3,094	—
Federal and state registration fees	157,816	41,104	34,206
Other expenses	75,486	6,147	89
Total expenses before fee waiver/expense reimbursement	24,053,012	180,524	140,450
Fee waiver/expense reimbursement	—	(87,572)	(110,248)
Net expenses	24,053,012	92,952	30,202
Net investment income (loss)	39,295,674	263,539	88,880
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	89,308,890	67,243	(4,527)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	196,696,205	318,974	81,926
Net realized and unrealized gain (loss)	286,005,095	386,217	77,399
Net increase (decrease) in net assets from operations	$325,300,769	$649,756	$166,279

(1)	Includes 12b-1 distribution and service fees incurred on Santa Barbara Dividend Growth’s Class B Shares during the period. Class B Shares of Santa Barbara Dividend Growth converted to Class A Shares on June 23, 2014. Class B Shares are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of

Changes in Net Assets

	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$39,295,674	$35,642,093	$263,539	$82,951
Net realized gain (loss) from investments and foreign currency	89,308,890	27,644,572	67,243	16,914
Change in net unrealized appreciation (depreciation) of investments and foreign currency	196,696,205	226,248,211	318,974	266,422
Net increase (decrease) in net assets from operations	325,300,769	289,534,876	649,756	366,287
Distributions to Shareholders
From net investment income:
Class A(1)	(11,020,138)	(9,221,858)	(117,586)	(30,920)
Class B	—	(20,595)	—	—
Class C	(3,598,405)	(2,825,409)	(16,445)	(5,211)
Class R3	(308,571)	(154,661)	(1,959)	(1,414)
Class R6(2)	(974,208)	(201,707)	—	—
Class I	(22,606,830)	(21,714,159)	(107,987)	(43,491)
From accumulated net realized gains:
Class A(1)	(4,026,647)	—	(20,931)	—
Class B	—	—	—	—
Class C	(2,412,679)	—	(3,275)	—
Class R3	(127,785)	—	(425)	—
Class R6(2)	(392,414)	—	—	—
Class I	(7,292,346)	—	(20,313)	—
Decrease in net assets from distributions to shareholders	(52,760,023)	(34,138,389)	(288,921)	(81,036)
Fund Share Transactions
Proceeds from sale of shares	819,181,175	1,204,900,536	2,837,476	4,097,774
Proceeds from shares issued to shareholders due to reinvestment of distributions	31,050,553	19,491,019	236,033	47,433
	850,231,728	1,224,391,555	3,073,509	4,145,207
Cost of shares redeemed	(890,310,214)	(475,269,175)	(1,271,555)	(156,371)
Net increase (decrease) in net assets from Fund share transactions	(40,078,486)	749,122,380	1,801,954	3,988,836
Net increase (decrease) in net assets	232,462,260	1,004,518,867	2,162,789	4,274,087
Net assets at the beginning of period	2,202,700,201	1,198,181,334	5,348,822	1,074,735
Net assets at the end of period	$2,435,162,461	$2,202,700,201	$7,511,611	$5,348,822
Undistributed (Over-distribution of) net investment income at the end of period	$3,388,207	$2,600,685	$20,620	$3,354

(1)	Includes distributions to shareholders of Santa Barbara Dividend Growth’s Class B Shares during the period. Class B Shares of Santa Barbara Dividend Growth converted to Class A Shares at the close of business on June 23, 2014 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

(2)	Class R6 Shares were established and commenced operations on March 25, 2013.

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Changes in Net Assets (continued)

	Santa Barbara International Dividend Growth
	Year Ended 7/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$88,880	$22,670
Net realized gain (loss) from investments and foreign currency	(4,527)	39,696
Change in net unrealized appreciation (depreciation) of investments and foreign currency	81,926	185,401
Net increase (decrease) in net assets from operations	166,279	247,767
Distributions to Shareholders
From net investment income:
Class A	(12,258)	(1,081)
Class B	—	—
Class C	(6,020)	(428)
Class R3	(1,875)	(624)
Class R6	—	—
Class I	(62,438)	(17,701)
From accumulated net realized gains:
Class A	(4,874)	(53)
Class B	—	—
Class C	(2,915)	(53)
Class R3	(1,241)	(53)
Class R6	—	—
Class I	(30,008)	(901)
Decrease in net assets from distributions to shareholders	(121,629)	(20,894)
Fund Share Transactions
Proceeds from sale of shares	1,421,919	357,872
Proceeds from shares issued to shareholders due to reinvestment of distributions	53,827	2,153
	1,475,746	360,025
Cost of shares redeemed	(237,526)	(108,289)
Net increase (decrease) in net assets from Fund share transactions	1,238,220	251,736
Net increase (decrease) in net assets	1,282,870	478,609
Net assets at the beginning of period	1,540,582	1,061,973
Net assets at the end of period	$2,823,452	$1,540,582
Undistributed (Over-distribution of) net investment income at the end of period	$7,693	$2,873

See accompanying notes to financial statements.

36	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	37

Financial

Highlights

Santa Barbara Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
2014	$30.54	$.54	$3.85	$4.39	$(.53)	$(.19)	$(.72)	$34.21
2013	26.32	.59	4.19	4.78	(.56)	—	(.56)	30.54
2012	24.37	.53	1.91	2.44	(.49)	—	(.49)	26.32
2011	20.53	.45	3.79	4.24	(.40)	—	(.40)	24.37
2010	18.92	.38	1.59	1.97	(.36)	—	(.36)	20.53
Class C (3/06)
2014	30.49	.29	3.85	4.14	(.28)	(.19)	(.47)	34.16
2013	26.29	.37	4.18	4.55	(.35)	—	(.35)	30.49
2012	24.33	.33	1.93	2.26	(.30)	—	(.30)	26.29
2011	20.51	.27	3.77	4.04	(.22)	—	(.22)	24.33
2010	18.90	.22	1.60	1.82	(.21)	—	(.21)	20.51
Class R3 (3/09)
2014	30.75	.45	3.89	4.34	(.45)	(.19)	(.64)	34.45
2013	26.50	.45	4.30	4.75	(.50)	—	(.50)	30.75
2012	24.53	.44	1.96	2.40	(.43)	—	(.43)	26.50
2011	20.67	.45	3.75	4.20	(.34)	—	(.34)	24.53
2010	19.04	.33	1.61	1.94	(.31)	—	(.31)	20.67
Class R6 (3/13)
2014	30.69	.64	3.89	4.53	(.61)	(.19)	(.80)	34.42
2013(d)	29.09	.19	1.55	1.74	(.14)	—	(.14)	30.69
Class I (3/06)
2014	30.55	.62	3.86	4.48	(.61)	(.19)	(.80)	34.23
2013	26.33	.66	4.19	4.85	(.63)	—	(.63)	30.55
2012	24.38	.57	1.93	2.50	(.55)	—	(.55)	26.33
2011	20.54	.50	3.79	4.29	(.45)	—	(.45)	24.38
2010	18.92	.42	1.61	2.03	(.41)	—	(.41)	20.54

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

14.50%	$691,389	1.01%		1.64%		1.01%		1.64%		29%
18.41	602,575	1.03		2.09		1.03		2.09		23
10.16	324,040	1.05		2.11		1.05		2.11		26
20.71	129,211	1.18		1.90		1.18		1.90		15
10.46	47,538	1.53		1.63		1.28		1.87		40

13.65	449,211	1.76		.89		1.76		.89		29
17.51	331,702	1.78		1.31		1.78		1.31		23
9.35	157,389	1.80		1.32		1.80		1.32		26
19.81	51,167	1.92		1.16		1.92		1.16		15
9.65	24,194	2.29		.86		2.03		1.11		40

14.23	21,565	1.26		1.38		1.26		1.38		29
18.12	17,312	1.29		1.56		1.29		1.56		23
9.92	2,638	1.30		1.72		1.30		1.72		26
20.39	55	1.49		1.94		1.44		1.99		15
10.23	216	1.78		1.36		1.53		1.61		40

14.92	36,352	.68		1.94		.68		1.94		29
6.01	43,893	.72	*	1.78	*	.72	*	1.78	*	23

14.81	1,236,645	.76		1.89		.76		1.89		29
18.69	1,205,829	.78		2.34		.78		2.34		23
10.44	712,297	.80		2.29		.80		2.29		26
20.99	141,142	.91		2.10		.91		2.10		15
10.79	36,519	1.30		1.79		1.03		2.06		40

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (continued)

Santa Barbara Global Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/12)
2014	$24.20	$.99	$1.46	$2.45	$(.85)	$(.17)	$(1.02)	$25.63
2013	21.49	.73	2.61	3.34	(.63)	—	(.63)	24.20
2012(d)	20.00	.05	1.44	1.49	—	—	—	21.49
Class C (6/12)
2014	24.18	.78	1.48	2.26	(.66)	(.17)	(.83)	25.61
2013	21.47	.52	2.64	3.16	(.45)	—	(.45)	24.18
2012(d)	20.00	.02	1.45	1.47	—	—	—	21.47
Class R3 (6/12)
2014	24.19	.89	1.49	2.38	(.78)	(.17)	(.95)	25.62
2013	21.48	.70	2.58	3.28	(.57)	—	(.57)	24.19
2012(d)	20.00	.04	1.44	1.48	—	—	—	21.48
Class I (6/12)
2014	24.20	1.02	1.50	2.52	(.91)	(.17)	(1.08)	25.64
2013	21.50	.82	2.57	3.39	(.69)	—	(.69)	24.20
2012(d)	20.00	.05	1.45	1.50	—	—	—	21.50

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

10.21%	$3,618	2.69%		2.64%		1.42%		3.91%		42%
15.76	2,163	4.43		.14		1.42		3.15		25
7.45	54	22.48	*	(19.47	)*	1.42	*	1.60	*	—

9.41	810	3.39		1.86		2.17		3.09		42
14.87	414	5.07		(.63)		2.17		2.27		25
7.35	54	23.25	*	(20.23	)*	2.17	*	.85	*	—

9.94	64	3.01		2.19		1.67		3.53		42
15.46	60	4.53		.19		1.67		3.05		25
7.40	54	22.75	*	(19.74	)*	1.67	*	1.35	*	—

10.52	3,020	2.50		2.70		1.17		4.03		42
16.01	2,711	4.12		.61		1.17		3.56		25
7.50	914	22.25	*	(19.24	)*	1.17	*	1.84	*	—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (continued)

Santa Barbara International Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/11)
2014	$25.59	$1.07		$1.11	$2.18	$(.81)	$(.50)	$(1.31)	$26.46
2013	21.23	.39		4.30	4.69	(.31)	(.02)	(.33)	25.59
2012(d)	20.00	.01		1.22	1.23	—	—	—	21.23
Class C (6/11)
2014	25.51	.84		1.13	1.97	(.65)	(.50)	(1.15)	26.33
2013	21.21	.18		4.31	4.49	(.17)	(.02)	(.19)	25.51
2012(d)	20.00	(.01)		1.22	1.21	—	—	—	21.21
Class R3 (6/11)
2014	25.58	.85		1.26	2.11	(.75)	(.50)	(1.25)	26.44
2013	21.23	.30		4.32	4.62	(.25)	(.02)	(.27)	25.58
2012(d)	20.00	—	**	1.23	1.23	—	—	—	21.23
Class I (6/11)
2014	25.59	1.04		1.21	2.25	(.87)	(.50)	(1.37)	26.47
2013	21.24	.45		4.29	4.74	(.37)	(.02)	(.39)	25.59
2012(d)	20.00	.02		1.22	1.24	—	—	—	21.24

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

8.55%	$469	6.08%		(.66)%	1.42%		4.00%		23%
22.20	123	8.89		(5.83)	1.42		1.64		23
6.15	53	22.69	*	(20.97)*	1.43	*	.29	*	2

7.77	309	6.61		(1.27)	2.17		3.17		23
21.23	64	8.15		(5.20)	2.17		.78		23
6.05	53	23.44	*	(21.70)*	2.18	*	(.45	)*	2

8.29	66	6.51		(1.66)	1.67		3.18		23
21.84	64	7.66		(4.71)	1.67		1.28		23
6.15	53	22.94	*	(21.22)*	1.68	*	.04	*	2

8.86	1,979	5.94		(.90)	1.17		3.88		23
22.46	1,289	7.44		(4.38)	1.17		1.89		23
6.20	903	22.43	*	(20.70)*	1.18	*	.55	*	2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	43

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management LLC (“Santa Barbara”), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/ Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. Companies in certain economic sectors of the market have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest in small-, mid- and large- cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara Global Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Santa Barbara International Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

44	Nuveen Investments

Class B Shares

During the current fiscal period, Santa Barbara Dividend Growth offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of Santa Barbara Dividend Growth were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of July 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Outstanding when-issued/delayed delivery purchase commitments	$—	$5,990	$6,381

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Santa Barbara Dividend Growth issued Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares were not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incurred a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares were held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Nuveen Investments	45

Notes to Financial Statements (continued)

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations. Sub-transfer agent fees are not charged to Class R6 Shares but are prorated among the other classes based on relative net assets of each class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Nuveen funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a

46	Nuveen Investments

security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Santa Barbara Dividend Growth	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$2,366,003,216	$—		$—	$2,366,003,216
Short-Term Investments:
Repurchase Agreements	—	55,635,277		—	55,635,277
Total	$2,366,003,216	$55,635,277		$—	$2,421,638,493

Santa Barbara Global Dividend Growth
Long-Term Investments*:
Common Stocks	$4,067,363	$3,232,999	**	$—	$7,300,362
Short-Term Investments:
Repurchase Agreements	—	276,321		—	276,321
Total	$4,067,363	$3,509,320		$—	$7,576,683

Santa Barbara International Dividend Growth
Long-Term Investments*:
Common Stocks	$225,432	$2,496,842	**	$—	$2,722,274
Short-Term Investments:
Repurchase Agreements	—	159,241		—	159,241
Total	$225,432	$2,656,083		$—	$2,881,515
*	Refer to the Fund’s portfolio of investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Santa Barbara Global Dividend Growth
Common Stocks	$—	$(2,298,664)	$2,298,664	$—	$—	$—
Santa Barbara International Dividend Growth
Common Stocks	—	(1,906,518)	1,906,518	—	—	—

Nuveen Investments	47

Notes to Financial Statements (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of July 31, 2014, Santa Barbara Global Dividend Growth’s and Santa Barbara International Dividend Growth’s investments in non-U.S. securities were as follows:

Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$748,986	10.0%
France	636,344	8.5
Hong Kong	533,552	7.1
Australia	397,462	5.3
Germany	328,131	4.4
Japan	254,657	3.4
Switzerland	189,142	2.5
Norway	179,161	2.4
Denmark	144,725	1.9
Total non-U.S. securities	$3,412,160	45.5%

48	Nuveen Investments

Santa Barbara International Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$568,086	20.1%
France	367,384	13.0
Germany	280,177	9.9
Switzerland	256,349	9.1
Australia	226,833	8.0
Japan	205,202	7.3
Spain	149,131	5.3
Hong Kong	140,334	5.0
Denmark	102,698	3.6
Other countries	355,765	12.7
Total non-U.S. securities	$2,651,959	94.0%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$55,635,277	$(55,635,277)	$—
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	276,321	(276,321)	—
Santa Barbara International Dividend Growth	Fixed Income Clearing Corporation	159,241	(159,241)	—
*	As of July 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Nuveen Investments	49

Notes to Financial Statements (continued)

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Year Ended 7/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,364,540	$238,921,859	12,461,271	$351,594,147
Class A – automatic conversion of Class B Shares	28,255	989,636	3,784	105,344
Class B – exchanges	1,433	45,727	6,715	183,290
Class C	3,944,888	125,806,677	5,820,270	165,725,198
Class R3	330,162	10,748,180	520,444	14,995,362
Class R6	1,391,455	42,908,930	335,762	10,071,823
Class R6 – exchange of Class I Shares	—	—	1,140,758	33,184,654
Class I	12,320,199	399,760,166	22,265,797	629,040,718
Shares issued to shareholders due to reinvestment of distributions:
Class A	381,217	12,435,839	285,799	7,945,930
Class B	369	11,784	577	15,854
Class C	91,776	2,979,346	52,244	1,447,020
Class R3	12,433	409,230	5,135	146,510
Class R6	30,910	1,008,449	6,859	201,707
Class I	435,265	14,205,905	349,121	9,733,998
	26,332,902	850,231,728	43,254,536	1,224,391,555
Shares redeemed:
Class A	(7,297,010)	(241,230,373)	(5,328,345)	(151,260,867)
Class B	(19,044)	(615,910)	(27,070)	(757,332)
Class B – automatic conversion to Class A Shares	(28,336)	(989,636)	(3,791)	(105,344)
Class C	(1,762,786)	(57,769,314)	(982,691)	(27,779,225)
Class R3	(279,566)	(9,534,713)	(62,135)	(1,818,957)
Class R6	(1,796,234)	(60,224,623)	(53,296)	(1,576,887)
Class I	(16,095,526)	(519,945,645)	(9,053,716)	(258,785,909)
Class I – exchange to Class R6 Shares	—	—	(1,140,758)	(33,184,654)
	(27,278,502)	(890,310,214)	(16,651,802)	(475,269,175)
Net increase (decrease)	(945,600)	$(40,078,486)	26,602,734	$749,122,380

50	Nuveen Investments

	Santa Barbara Global Dividend Growth
	Year Ended 7/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	80,290	$2,019,387	86,310	$2,005,231
Class C	13,946	355,205	16,771	380,528
Class R3	—	—	—	—
Class I	18,445	462,884	72,567	1,712,015
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,338	135,974	1,285	29,357
Class C	692	17,651	161	3,698
Class R3	—	—	—	—
Class I	3,241	82,408	631	14,378
	121,952	3,073,509	177,725	4,145,207
Shares redeemed:
Class A	(33,880)	(863,599)	(708)	(16,039)
Class C	(154)	(3,945)	(2,301)	(52,376)
Class R3	—	—	—	—
Class I	(15,928)	(404,011)	(3,669)	(87,956)
	(49,962)	(1,271,555)	(6,678)	(156,371)
Net increase (decrease)	71,990	$1,801,954	171,047	$3,988,836

	Santa Barbara International Dividend Growth
	Year Ended 7/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	18,021	$479,880	2,313	$59,349
Class C	9,597	254,730	—	—
Class R3	—	—	—	—
Class I	25,825	687,309	11,986	298,523
Shares issued to shareholders due to reinvestment of distributions:
Class A	515	13,756	12	303
Class C	219	5,812	—	—
Class R3	—	—	—	—
Class I	1,281	34,259	76	1,850
	55,458	1,475,746	14,387	360,025
Shares redeemed:
Class A	(5,625)	(149,980)	—	—
Class C	(572)	(15,349)	—	—
Class R3	—	—	—	—
Class I	(2,720)	(72,197)	(4,178)	(108,289)
	(8,917)	(237,526)	(4,178)	(108,289)
Net increase (decrease)	46,541	$1,238,220	10,209	$251,736

5. Investment Transactions

Long-term purchases and sales during the fiscal year ended July 31, 2014, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$680,872,351	$5,272,235	$1,630,697
Sales	719,431,918	2,694,371	520,885

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Nuveen Investments	51

Notes to Financial Statements (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Cost of investments	$1,896,325,889	$6,954,445	$2,562,754
Gross unrealized:
Appreciation	$543,258,722	$775,109	$369,419
Depreciation	(17,946,118)	(152,871)	(50,658)
Net unrealized appreciation (depreciation) of investments	$525,312,604	$622,238	$318,761

Permanent differences, primarily due to federal taxes paid and foreign currency transactions, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2014, the Funds’ tax year end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital paid-in	$—	$—	$—
Undistributed (Over-distribution of) net investment income	—	(2,296)	(1,469)
Accumulated net realized gain (loss)	—	2,296	1,469

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Funds’ tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$21,482,017	$43,016	$9,391
Undistributed net long-term capital gains	54,580,210	55,917	5,636
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2014 and July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$43,980,516	$275,728	$121,629
Distributions from net long-term capital gains[2]	8,779,507	13,193	—

2013	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$34,138,389	$81,036	$20,894
Distributions from net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2014.

52	Nuveen Investments

During the Funds’ tax year ended July 31, 2014, the following Fund utilized capital loss carryforwards as follows:

Santa Barbara Dividend Growth
Utilized capital loss carryforwards	$1,671,573

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Global Dividend Growth Fund-Level Fee Rate	Santa Barbara International Dividend Growth Fund-Level Fee Rate
For the first $125 million	0.5000%	0.6500%	0.6500%
For the next $125 million	0.4875	0.6375	0.6375
For the next $250 million	0.4750	0.6250	0.6250
For the next $500 million	0.4625	0.6125	0.6125
For the next $1 billion	0.4500	0.6000	0.6000
For net assets over $2 billion	0.4250	0.5750	0.5750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2014, the complex-level fee rate for each of these Funds was .1650%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.25%
Santa Barbara Global Dividend Growth	1.20%	November 30, 2014	N/A
Santa Barbara International Dividend Growth	1.20	November 30, 2014	N/A

N/A – Not applicable.

Nuveen Investments	53

Notes to Financial Statements (continued)

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected (Unaudited)	$1,740,177	$13,694	$11,423
Paid to financial intermediaries (Unaudited)	1,558,484	12,157	9,973

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances (Unaudited)	$1,289,868	$3,666	$1,622

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained (Unaudited)	$1,478,882	$3,173	$1,275

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2014, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained (Unaudited)	$151,087	$—	$—

As of July 31, 2014, Nuveen owned shares of the following Funds as follows:

	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class R3 Shares	2,500	2,500
Class I Shares	42,500	42,500

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Fund’s financial statements or footnote disclosures.

54	Nuveen Investments

9. Subsequent Event

Agreement and Plan of Merger

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Funds.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Nuveen Investments	55

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Santa Barbara Asset Management, LLC 925 De La Vina Street 2nd Floor Santa Barbara, CA 93101	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
% QDI	100%	100%	62%
% DRD	100%	46%	0%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

56	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Chicago Board Options Exchange (CBOE) Volatility Index (the “VIX”): A measure of market expectations of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments	57

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	203
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	203
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	203
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	203

58	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	203
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	203
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	203
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	203
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	203

Nuveen Investments	59

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	203

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	203
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	203

60	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	204
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	204
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	204
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	204

Nuveen Investments	61

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	204
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	204
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	204
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

62	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Santa Barbara Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made a site visit to certain teams of the Sub-Adviser in October 2013.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the

64	Nuveen Investments

Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources

66	Nuveen Investments

and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Nuveen Santa Barbara Global Dividend Growth Fund (the “Global Dividend Growth Fund”) and Nuveen Santa Barbara International Dividend Growth Fund (the “International Dividend Growth Fund”), which did not exist for part of the foregoing time frame). This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data of the Funds, the Independent Board Members noted that Nuveen Santa Barbara Dividend Growth Fund had satisfactory performance compared to its peers. In this regard, the Fund performed in the second or third quartile over various periods.

The Board noted that the Global Dividend Growth Fund and the International Dividend Growth Fund were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board

68	Nuveen Investments

Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the

Nuveen Investments	69

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

70	Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

Nuveen Investments	71

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-SBGDG-0714P        3173-INV-Y09/15

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Tradewinds Emerging Markets Fund	NTEAX	NTECX	NTERX	NTEIX
Nuveen Tradewinds Global All-Cap Fund	NWGAX	NWGCX	NGARX	NWGRX
Nuveen Tradewinds International Value Fund	NAIGX	NCIGX	NTITX	NGRRX
Nuveen Tradewinds Japan Fund	NTJAX	NTJCX	—	NTJIX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 22, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Tradewinds Emerging Markets Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Japan Fund

All of these Funds feature portfolio management by Tradewinds Global Investors, LLC, (Tradewinds) an affiliate of Nuveen Investments, Inc. Emily Alejos, CFA, and Andrew Thelen, CFA, serve as Co-Chief Investment Officers for Tradewinds. They co-manage the Nuveen Tradewinds Global All-Cap Fund. Peter Boardman is the portfolio manager for the Nuveen Tradewinds International Value Fund and the Nuveen Tradewinds Japan Fund. Emily also serves as the sole portfolio manager for the Nuveen Tradewinds Emerging Markets Fund. Here they discuss the global economy and equity markets, management strategies and the performance of the Funds during the twelve-month reporting period ended July 31, 2014.

What factors affected the global economy and equity global markets during the twelve-month reporting period ended July 31, 2014?

During this reporting period, the U.S. economy continued its advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper its monthly asset purchases in $10 billion increments over the course of five consecutive meetings (December 2013 through June 2014). As of July 2014, the Fed’s monthly purchases comprise $15 billion in mortgage backed securities (versus the original $40 billion per month) and $20 billion in longer-term Treasury securities (versus $45 billion). Following its June 2014 meeting the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4.2%. In the previous quarter, GDP contracted at an annualized rate of 2.1%, the economy’s weakest quarter since the recession officially ended in June 2009. The decline during this period was attributed in part to the severe weather of the past winter, which deterred consumer spending and disrupted construction, production and shipping. The Consumer Price Index (CPI) rose 2.4% year-over-year as of July 2014, while the core CPI (which excludes food and energy) increased 1.9% during the same period, in line with the Fed’s unofficial longer term objective of 2.0% for this inflation measure. As of July 2014, the national unemployment rate remained at 6.2%, down from the 7.3% reported in July 2013, but still higher than levels that would provide consistent support for optimal GDP growth. During the last twelve months, the unemployment rate and the number of unemployed persons have declined by 1.1% and 1.7 million, respectively. The housing market continued to post gains as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended July 2014.

Several events touched off increased volatility in the financial markets. First, in May 2013, then-Fed Chairman Ben Bernanke’s remarks about tapering the Fed’s asset purchase program triggered widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the markets as well as the overall economy. Meanwhile, political debate over federal

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

spending continued, as Congress failed to reach an agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.)

International developed markets performed well over the first half of the reporting period, rounding out a strong 2013, while emerging markets stumbled due to weakness in global growth and commodity prices combined with credit and liquidity concerns. In the early months of 2014, investors rotated aggressively away from stocks that had performed so well in 2013, most notably growth-oriented stocks in the biotechnology and internet-related areas, and back to value-oriented stocks. The very bullish expectations carried over from fourth quarter 2013 were dampened by cold weather conditions in the U.S., the political crisis over Russia’s military action in the Ukraine, commentary from new Fed chair Janet Yellen suggesting the potential for a sooner-than-expected rate hike and heightened volatility in Japan as corporates unwound equity positions in their fiscal year ends. China-related concerns also lingered due to poor export data as well as the first yuan-denominated debt default. In the final months of the reporting period, investors returned to taking greater risk after the Fed made comments indicating greater flexibility toward maintaining accommodative interest rate levels and the European Central Bank (ECB) announced the adoption of negative interest rates as a strategy to limit deflation risks. IPOs and secondary offerings continued unabated with mixed price results, while the merger and acquisition (M&A) boom continued. The process of inversion, which involves re-domiciling in a non-U.S. tax jurisdiction through M&A transactions with a foreign entity, gained traction as companies looked for ways to access liquidity trapped overseas and potentially lower taxes. While the latter half of the reporting period in particular had times of volatility, the markets continued to grind steadily higher in the face of both positive and negative news. While violence flared up in Iraq and tensions continued in Ukraine, these geopolitical events seemed to do little to rile markets; they mostly manifested in energy sector appreciation on rising oil prices. The performance strength and accompanying valuation premiums of U.S. equities compared with international equities continued, although markets were largely strong across the globe. Over the twelve-month reporting period ended July 31, 2014, the bellwether U.S. market gauge, the S&P 500 Index, returned 16.94%, followed relatively closely by the overseas-focused MSCI EAFE Index, which reported a 15.07% net return for the year.

How did the Funds perform during the twelve-month reporting period ended July 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market indexes and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2014 and how did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Fund’s Class A Shares at NAV outperformed both the MSCI Emerging Markets Index and the Lipper classification average for the twelve-month reporting period ending July 31, 2014.

The Fund seeks to provide long-term capital appreciation by investing in emerging market companies, using a disciplined, value-oriented process. Under normal market conditions, at least 80% of the Fund’s net assets are invested in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is designed not to mimic any specific benchmark, however, for reporting purposes we do use benchmarks for comparison.

The Fund’s relative outperformance was entirely driven by stock selection effects, as sector allocation effects were negative. The financials and energy sectors led relative contribution by a significant margin, both driven by a diverse array of positively performing securities. The information technology and telecommunication services sectors effected some of this outperformance. The information technology sector had the second heaviest benchmark weighting and provided the greatest returns in the benchmark, leaving the Fund with negative allocation and selection effects. The telecommunication sector was weighed down by the Fund’s unfavorable exposure to Latin America telecom company NII Holdings Incorporated, a holding which has since been eliminated.

6	Nuveen Investments

Canadian oil and gas exploration and production company Bankers Petroleum Limited was a leading contributor to Fund performance during the reporting period. The company outperformed due to better than expected operating and financial performance. Bankers is delivering on its projected growth plan of increasing production. They have done this while continuing to be vigilant on costs and cash flow.

Middle Eastern real estate firm Emaar Properties PJSC was another top contributor. The company owns or develops flagship assets like the Burj Khalifa, the world’s tallest man-made structure, and the Dubai Mall, the world’s largest mall by area. The company’s shares benefited from continued improvement in the Dubai economy and the real estate market.

South American agribusiness firm Adecoagro S.A. also contributed to the Fund’s performance during the reporting period. We believe the company experienced gains on improved sentiment towards Argentina and Brazil and a better outlook for sugar prices. Adecoagro is well positioned in the current environment as the devaluation of the Argentinian peso benefits their cost structure as most of their revenue is tied to the U.S. dollar. The company remains compellingly valued in our view, trading at a discount to our estimate of its net asset value.

As previously mentioned, Latin America telecom company NII Holdings Incorporated has continued to face difficulties in turning around its operations, causing it to be a leading detractor from the Fund’s performance during the reporting period. In our assessment, more recent business developments suggest an increasingly distressed situation leading our decision to exit the position during the reporting period.

Ukrainian agribusiness company Kernel Holding SA also detracted from performance. The company, a leading sunflower oil producer and grain trader, was negatively affected by the socio-political upheaval in Ukraine during the reporting period. We do not know how the fluid events in the region will develop. Rather, we believe that Kernel Holding trades inexpensively enough to create an acceptable margin of safety across a wide range of outcomes, particularly considering its franchise strength.

Sberbank of Russia, the largest bank in Russia and Eastern Europe, was another detractor. The U.S. and the E.U. have implemented sanctions that may negatively affect Sberbank, sanctions related to allegations that Russia is unnecessarily provoking tensions in Ukraine. As in the case of Kernel Holding, however, we believe that low valuations and high business quality can make up for political risks, so we maintain our holding as we continue to closely monitor developments.

The Fund has become increasingly concentrated over recent months, now consisting of a smaller number of high conviction holdings. Some of this evolution is a result of eliminations related to our successful identification of companies that eventually appreciated to our estimates of their fair value or that were purchased by other companies at a premium. This was experienced in the health care and financials sectors, where the Fund now has reduced exposure. Increased concentration has also been driven by areas where we believe stocks are trading at prices that are highly attractive on a risk-adjusted basis, such as certain consumer staples firms. For instance, we’ve identified several agribusiness companies, which include SLC Agricola SA and Kernel Holding SA that we believe are suffering from short term crop price weakness and overly emphasized country risks. We believe these companies may be poised for notable gains if the market recognizes that these overhangs are being priced-in too generously.

We believe the Fund’s fairly long investment time horizon of 3-5 years has been strategically advantageous, allowing us to build positions in non-traditional emerging markets such as Argentina, Nigeria and Ukraine where unrestrained investor fears have created deep pockets of value. As an example, Argentina’s sovereign debt crisis negatively affected investor perceptions to such a degree that many missed the strong gains over the last twelve months in Argentinean companies like Cresud S.A. and Petrobras Argentina S.A. Increased violence and disruption in locations like the Ukraine remain a concern, but we believe we may find value where risk perceptions have become skewed.

We’ve also found compelling opportunities in Asian markets such as Korea, India, Malaysia and China. Select companies in these countries such as LG Display Company Limited, Tata Motors Limited., AirAsia Berhad and Digital China Holdings Limited can be purchased at what we view as discounted valuations, despite substantial earnings growth potential. We believe the lack of interest in emerging markets may have obscured the encouraging prospects of these businesses. We’re glad to have the chance to increase our exposure to these companies at what we view as inexpensive entry points.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Mexico has been another source of escalating exposure for the Fund. We believe the reforms that have long been needed in the country are finally gaining traction, and we believe this will be highly positive for our holdings there. Select food companies based in Mexico appear particularly attractive at the current time, like Industrias Bachoco S.A.B. de C.V. and Grupo Lala S.A.B. de C.V.

We maintain a positive outlook for emerging markets (EM), as we believe valuations are broadly attractive, flows to EM funds are on the upswing and political risks are stable or receding as many major EM elections are finalized or soon to be so. Given these plentiful tailwinds, however, we believe disciplined, bottom-up fundamental analysis is required to unearth the best values among the numerous opportunities available.

Nuveen Tradewinds Global All-Cap Fund

The Fund’s Class A Shares at NAV outperformed the MSCI All Country World Index and the Lipper classification average during the twelve-month reporting period ended July 31, 2014.

During this reporting period, the Fund continued to pursue its investment strategy of seeking long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is designed not to mimic any specific benchmark, however, for reporting purposes we do use benchmarks for comparison.

The Fund’s outperformance to MSCI All Country World Index was due to stock selection in the energy, consumer discretionary, industrials, utilities and health care sectors and being underweight and stock selection in consumer staples. The Fund’s return was detracted by stock selection in financials, telecommunications services, materials and information technology sectors.

The energy sector produced three of the top five best performing holdings, Bankers Petroleum Limited, ERG S.p.A. and Apache Corporation. ERG, the best performer in the Fund, is an Italian company transitioning from the cyclical refining business into power generation and renewable assets. In October 2013 the company announced it would execute the final 20% put option on its ISAB (Industria Siciliana Asfalti e Bitumi) refinery, making the strategic transformation complete by year-end and adding approximately 450 million euros to the company’s capital.

Canadian oil and gas exploration and production company Bankers Petroleum Limited experienced significant stock price gains on increasing oil production and improving sentiment toward the company’s management. Plans to deploy much stronger well liners in an effort to mitigate collapse rates were outlined during the reporting period, which was viewed positively by investors. We view Bankers as a well-positioned company due to its potentially multi-generational oil assets, improving operations and its production trending in the right direction.

Italian telecommunications company, Telecom Italia S.p.A., also contributed positively to performance. Together with its subsidiaries, the company provides fixed-line and mobile telecommunications, internet and media services. After underperforming for a period of time, it seems the company’s fortunes have begun to turn, with its debt under control and the mobile competition less aggressive as competitors began prioritizing margins and profits over market share at any cost; the Italian consumer confidence improved and the Brazilian currency became more stable aiding the share weakness in its Brazilian operations.

Israeli pharmaceutical firm, Teva Pharmaceutical Industries Limited, part of the health care sector was another top performer. The company’s top selling multiple sclerosis drug, Copaxone, accounts for a meaningful portion of Teva’s profits. The U.S. approved a higher dose, longer lasting version of the drug during the reporting period that will extend its patent protection. Additionally, at the end of the March 2014, the U.S. Supreme Court agreed to hear an appeal that would prolong patent protection for the lower dose version of Copaxone. If the appeal is successful, it would provide Teva with more time to convert patients over to the newer formulation.

8	Nuveen Investments

The worst performing sector on a relative basis was information technology led by Digital China Holdings Limited, the largest broad line IT distributor and one of the largest IT services provider in China. While its distribution business saw consistent recovery during the reporting period and was up 4% as announced in the March 2014 quarter results, both its systems and service segments were down. The systems business faces structural challenges because state owned enterprises (SOEs) and government customers continue to shift to domestic brands for networking and server products. We believe that the decline is peaking and revenues should recover as the company rolls out additional non PC products and the overall market conditions improve.

Latin America telecom company NII Holdings, Incorporated was the Fund’s worst performer. The company is a provider of fully-integrated mobile communication services, focused on providing businesses and high value consumers in Latin America. The stock price sold off during the reporting period due to continued deterioration of the company’s brand and its inability to generate subscriber growth in Mexico. This caused subscriber losses and profits to come in more negatively than previously forecasted by the company, feeding into already extremely pessimistic market sentiment. In addition, the company continues to experience pricing pressure in Brazil. We exited the position in May 2014.

The second worst performer in the Fund was Banro Corporation, a Canadian junior gold mining company focused on exploration, development and production of mineral properties in the Democratic Republic of the Congo (DRC). Pressures have been high for gold miners, with concerns of rising production costs and lower production, talk of mine shut downs, industry consolidation and a return to production hedging. In addition, Banro’s Namoya and Twangiza mines in the DRC have been plagued by significant challenges like heavy rainfall, lower than expected grade ore that have prevented the company from ramping up operations. With more cash needed from reduced revenue, decreased ability to push back local debt given operational uncertainty and diminished equity appetite, the risk of default increased and negative investor sentiment resulted to the stock selling-off. Towards the end of the reporting period, we began exiting the position.

Tesco PLC, a British multi-national grocery and general merchandise retailer was another detractor from performance. The market seems to have over-penalized the company for the threat from discounters where the hypermarket segment is losing market share to smaller formats in developed markets. While Tesco has a fairly good e-commerce presence, both in the food and non-food spaces, there is threat from large online retailers like Amazon and Ocado. There were also major changes in top management during the reporting period with both a CEO and CFO replacement. We continue to hold this position.

Nuveen Tradewinds International Value Fund

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper classification average for the twelve-month reporting period ended July 31, 2014.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is designed not to mimic any specific benchmark, however, for reporting purposes we do use benchmarks for comparison.

We continue to see great disparities in risk and opportunity across regions and industries and we welcome the potential for alpha generation that we believe these disparities provide. Our Fund’s portfolio has generally become more “rounded” in terms of sector weightings as the global market rally has matured and there are fewer wide pockets of value. This does not indicate that we’ve adopted a consensus view, however, as the profile of our holdings within sectors is conspicuously dissimilar from the broad market and is indicative of our signature independent thinking.

The telecommunication services sector was the leading contributor to portfolio performance on a relative basis, led by strongly performing European firms. The materials sector was the primary detractor from relative performance, followed by the financial sector.

Several individual positions positively contributed to performance including, Telecom Italia S.p.A. The company has been challenged by aggressive competition, high debt levels and activist initiatives against the board of directors, but the company nonetheless

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

ended the reporting period with stock price appreciation. The company’s board survived a potential dismissal vote in late December 2013, allowing Telecom Italia to move on to other key issues such as asset sales and efforts to revive business growth. While the company still faces many challenges in Italy, and there are still unanswered questions regarding the future of its Brazilian operations, we believe Telecom Italia continues to have many opportunities for unlocking value.

Japanese telecom incumbent Nippon Telegraph and Telephone Corporation (NTT) also contributed to Fund’s performance. We believe the company benefited from the broad improvements experienced by Japanese equities during the reporting period. We also believe NTT may be experiencing favorable results from fresh business initiatives including new fiber services.

Israeli pharmaceutical firm Teva Pharmaceutical Industries Limited was one of several global pharmaceutical companies that experienced appreciation during the reporting period. The company’s top-selling multiple-sclerosis drug, Copaxone, accounts for a meaningful portion of Teva’s profits. The U.S. approved a higher dose, longer lasting version of the drug during the reporting period that will extend its patent protection. Additionally, at the end of the March 2014, the U.S. Supreme Court agreed to hear an appeal that would prolong patent protection for the lower dose version of Copaxone. If the appeal is successful, it would provide Teva with more time to convert patients over to the newer formulation.

Several holdings detracted from performance. Gold mining company Kinross Gold Corporation declined during the reporting period along with other companies exposed to weakening precious metal prices. Pressures have been high for gold miners, with talk of mine shut downs, industry consolidation and a return to production hedging. We are closely monitoring the company going forward and believe Kinross still offers a compelling risk/reward profile at the right price and weighting, so we’re managing our position in the firm accordingly.

A negative macroeconomic environment created a drag on the stock prices of many Japanese financial firms during the reporting period, including portfolio holding MS&AD Insurance Group Holdings. Companies in the financial sector are often uniquely exposed to the economic health of their domicile and investors certainly seem to have begun to question the ability of “Abenomics” to support the Japanese economy. While it may take some time to manifest, we continue to believe that Japan is more conducive to economic growth than many of its developed peers and we believe quality Japanese businesses are likely to thrive over the long-term.

Swiss bank UBS AG was another detractor from portfolio performance. We believe the company is suffering from an overhang of specific unsettled currency market manipulation allegations, as well as the overall heightened appetite for litigation within the global banking sector. We’re certainly concerned by the rising trajectory of regulatory settlements, but we believe UBS is trading at such a discount to its intrinsic value as to make even a large settlement unlikely to materially affect it as an attractive investment.

Nuveen Tradewinds Japan Fund

The Fund’s Class A Shares at NAV outperformed the MSCI Japan Index and Lipper classification average for the twelve-month reporting period ended July 31, 2014.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and thorough research focused on selecting companies that possess opportunities that we believe are misperceived by the market.

We believe Prime Minister Shinzō Abe is making steady but slow progress in his efforts to bolster the country’s economy. He continues to pursue his structural reform policies, including pushing for a shift in Japan’s giant Government Pension Investment Fund (GPIF) away from domestic bonds toward Japanese and global equities. We also see progress toward material corporate tax cuts, which we believe could be meaningfully stimulative. Further, we find return on equities (ROEs) and management teams continue to improve in a host of Japanese companies.

Despite this progress, valuations typically remain attractive in our view. We don’t believe such disconnects can be sustained indefinitely. Old perceptions die hard, and investors may take time to recognize Japanese improvement, but we welcome the potential for alpha generation that we believe these disparities provide us.

10	Nuveen Investments

Industrials and consumer staples were top contributors to performance on a relative basis, while a handful of individual stocks were the main detractor to performance.

The leading security for industrials and a top performer for the Fund was Mabuchi Motor Company Limited, a dominant player in miniature motors with about 55% global share. Improved earnings supported by new products and growing auto global demand boosted the price for the reporting period. Despite the significant return, we still see opportunities for the company. Mabuchi is winning new orders for its power window motors from Europe and Asia and with more car manufacturers sharing components and given the trend away from large conglomerates, it is likely Mabuchi’s share of the market for highly cost-competitive, compact, lightweight motors will further rise.

Information technology incumbent Rohm Company Limited, an electronics company, was a top contributor to performance. Above market chip growth and strong sales in automotive operations supported the upward move in the stock price. And despite a strong recovery, the company continues to trade at a discount to price-to-book in our view.

Shiseido Company, Limited, a global cosmetic and beauty care product manufacturer and sales company, was a top performer for the consumer staples sector. It is one of Japan’s leading cosmetics companies and continues to strive to expand its market share globally. The stock trended higher throughout the reporting period on strong earnings reports and the prospect of marketing reforms and reorganization of product lineups.

Xebio Company, Limited, one of Japan’s top sports and fashion retailers, was a detractor to performance during the reporting period. The company has struggled with reducing inventories and sales have been weaker compared to their peers. However, we still see potential for growth, the company has been looking to merge group companies to lower costs and strengthen the management of inventories to increase profits.

A negative macroeconomic environment created a drag on the stock prices of many Japanese financial firms during the reporting period, including portfolio holding MS&AD Insurance Group Holdings. Companies in the financial sector are often uniquely exposed to the economic health of their domicile and investors certainly seem to have begun to question the ability of “Abenomics” to support the Japanese economy. While it may take some time to manifest, we continue to believe that Japan is more conducive to economic growth than many of its developed peers and we believe quality Japanese businesses are likely to thrive over the long-term.

TV Asahi Corporation produces and broadcasts a variety of television programs and was one of the portfolio’s detractors. In the second half of the reporting period, the company stock price began to underperform when the company reduced its guidance for operating profits due to an increase in production costs. In addition, viewer ratings have fallen in an environment of tougher competition.

Despite strong appreciation in the MSCI Japan Index, market valuations actually remain unchanged as earnings rose in-line with share prices. Where other markets around the world have experienced valuation expansion, valuations of the Japanese stock market remain nearly unchanged over the year. Moreover, according to consensus estimates, the country is growing earnings at one of the fastest paces of all major regions. Many investors appear to be concerned that the structural reform of Abenomics, is unlikely to occur; however, we find momentum for reforms including corporate tax cuts, progressive hiring policies and reallocation of the Government Pension Investment Fund (GPIF) are already in the process of change. We believe the fundamentals for the market remain quite strong into the second half of this year, as Japanese companies are negotiating with labor for further wage hikes, including shareholder returns through increased dividends and share buybacks, raising capital expenditures and expanding the level of merger and acquisition (M&A) activity.

Nuveen Investments	11

Risk Considerations

Nuveen Tradewinds Emerging Markets Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity, which may be greater for smaller company stocks, and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as call, credit, currency, high yield securities, income, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Global All-Cap Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity, which may be greater for smaller company stocks, and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency risk, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds International Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, smaller company, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Japan Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund focuses its investments in one country which could increase its risk of exposure to a single currency compared with a more geographically diversified fund. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Emerging Markets Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	19.76%	2.04%	10.41%
Class A Shares at maximum Offering Price	12.87%	0.84%	9.25%
MSCI Emerging Markets Index	15.32%	7.34%	15.10%
Lipper Emerging Markets Funds Classification Average	12.81%	7.04%	14.40%

Class C Shares	18.88%	1.29%	9.60%
Class R3 Shares	19.44%	1.79%	10.14%
Class I Shares	20.06%	2.31%	10.70%

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	22.70%	4.08%	10.47%
Class A Shares at maximum Offering Price	15.63%	2.86%	9.29%
Class C Shares	21.77%	3.31%	9.66%
Class R3 Shares	22.39%	3.82%	10.20%
Class I Shares	23.02%	4.34%	10.75%

Since inception returns are from 12/29/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.24%	3.01%	2.54%	2.02%
Net Expense Ratios	1.72%	2.47%	1.97%	1.47%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% (1.85% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	17.86%	8.91%	8.32%
Class A Shares at maximum Offering Price	11.09%	7.63%	7.56%
MSCI All Country World Index (ACWI)	15.91%	12.10%	5.34%
Lipper Global Multi-Cap Value Funds Classification Average	13.76%	11.53%	4.29%

Class C Shares	16.99%	8.10%	7.52%
Class R3 Shares	17.55%	8.64%	8.03%
Class I Shares	18.17%	9.18%	8.58%

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares	25.41%	10.38%	8.57%
Class C Shares	24.49%	9.55%	7.77%
Class R3 Shares	25.09%	10.09%	8.28%
Class I Shares	25.74%	10.65%	8.83%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 3/28/06. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.44%	2.18%	1.68%	1.19%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.35%	4.81%	6.24%
Class A Shares at maximum Offering Price	8.71%	3.57%	5.61%
MSCI EAFE Index	15.07%	9.40%	7.07%
Lipper International Multi-Cap Core Funds Classification Average	15.12%	8.55%	6.34%

Class C Shares	14.49%	4.02%	5.43%
Class R3 Shares	15.04%	4.53%	5.95%
Class I Shares	15.63%	5.07%	6.50%

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	23.71%	6.37%	6.26%
Class A Shares at maximum Offering Price	16.60%	5.11%	5.63%
Class C Shares	22.77%	5.57%	5.46%
Class R3 Shares	23.41%	6.10%	5.97%
Class I Shares	24.07%	6.64%	6.52%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.39%	2.14%	1.64%	1.14%

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Japan Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	15.16%	5.86%	6.23%
Class A Shares at maximum Offering Price	8.53%	4.61%	5.11%
MSCI Japan Index	9.82%	6.47%	7.05%
Lipper Japanese Funds Classification Average	11.29%	8.12%	8.87%

Class C Shares	14.28%	5.06%	5.43%
Class I Shares	15.38%	6.12%	6.49%

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares	16.66%	6.34%	6.42%
Class A Shares at maximum Offering Price	9.93%	5.09%	5.28%
Class C Shares	15.78%	5.53%	5.62%
Class I Shares	16.92%	6.61%	6.69%

Since inception returns are from 12/29/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	4.61%	5.06%	4.13%
Net Expense Ratios	1.47%	2.22%	1.22%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding

Summaries as of July 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Tradewinds Emerging Markets Fund

Fund Allocation

(% of net assets)

Common Stocks	97.7%
Short-Term Investments	3.5%
Other Assets Less Liabilities	(1.2)%

Country Allocation

(% of net assets)

South Korea	17.2%
Brazil	14.1%
China	8.4%
Canada	8.3%
Russia	6.5%
Taiwan	6.3%
India	5.8%
Turkey	5.1%
Malaysia	4.5%
United States	3.5%
Ukraine	3.5%
Other Countries	18.0%
Other Assets Less Liabilities	(1.2)%

Portfolio Composition

(% of net assets)

Food Products	14.3%
Banks	10.6%
Metals & Mining	8.7%
Wireless Telecommunication Services	7.7%
Oil, Gas & Consumable Fuels	6.8%
Insurance	5.5%
Technology, Hardware, Storage & Peripherals	4.8%
Chemicals	3.6%
Energy Equipment & Services	3.5%
Electronic Equipment & Instruments	3.1%
Real Estate Management & Development	3.0%
Independent Power & Renewable Electric Producers	3.0%
Media	3.0%
Semiconductors & Equipment	2.2%
Other Industries	17.9%
Short-Term Investments	3.5%
Other Assets Less Liabilities	(1.2)%

Top 5 Common Stock Holdings

(% of net assets)

Samsung Electronics Company Limited	4.8%
KB Financial Group Inc.	4.0%
Eurasia Drilling Company Limited, 144A, GDR	3.5%
Cathay Financial Holding Company Limited	3.4%
Turkcell Iletisim Hizmetleri A.S., ADR	3.2%

22	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Fund Allocation

(% of net assets)

Common Stocks	97.7%
Short-Term Investments	3.1%
Other Assets Less Liabilities	(0.8)%

Country Allocation (% of net assets)

United States	39.7%
Japan	10.4%
United Kingdom	8.0%
Canada	7.7%
South Korea	5.7%
China	5.4%
Netherlands	3.5%
Switzerland	3.4%
Brazil	3.0%
Israel	3.0%
Other Countries	11.0%
Other Assets Less Liabilities	(0.8)%

Portfolio Composition

(% of net assets)

Insurance	12.8%
Pharmaceuticals	9.8%
Food Products	8.6%
Metals & Mining	7.8%
Banks	5.9%
Oil, Gas & Consumable Fuels	5.3%
Electronic Equipment & Instruments	5.0%
Capital Markets	3.7%
Diversified Telecommunication Services	3.7%
Electric Utilities	2.5%
Energy Equipment & Services	2.4%
Independent Power & Renewable Electric Producers	2.2%
Machinery	2.1%
Software	2.0%
Specialty Retail	1.9%
Food & Staples Retailing	1.8%
Airlines	1.7%
Other Industries	18.5%
Short-Term Investments	3.1%
Other Assets Less Liabilities	(0.8)%

Top 5 Common Stock Holdings

(% of net assets)

American International Group, Inc.	3.3%
Teva Pharmaceutical Industries Limited, Sponsored ADR	3.0%
KB Financial Group Inc., ADR	2.8%
Bunge Limited	2.7%
MS&AD Insurance Group Holdings, Inc.	2.6%

Nuveen Investments	23

Holding Summaries July 31, 2014 (continued)

Nuveen Tradewinds International Value Fund

Fund Allocation

(% of net assets)

Common Stocks	98.7%
Short-Term Investments	1.5%
Other Assets Less Liabilities	(0.2)%

Country Allocation

(% of net assets)

Japan	25.7%
Netherlands	10.4%
France	9.8%
United Kingdom	9.4%
Canada	8.8%
Belgium	4.8%
South Korea	4.5%
United States	4.5%
Germany	3.5%
Israel	2.7%
Other Countries	16.1%
Other Assets Less Liabilities	(0.2)%

Portfolio Composition

(% of net assets)

Insurance	9.5%
Pharmaceuticals	8.2%
Diversified Telecommunication Services	7.6%
Oil, Gas & Consumable Fuels	7.4%
Banks	6.6%
Metals & Mining	6.5%
Food & Staples Retailing	5.7%
Electronic Equipment & Instruments	3.8%
Chemicals	3.3%
Diversified Financial Services	2.9%
Household Durables	2.6%
Electric Utilities	2.6%
Capital Markets	2.4%
Communication Equipment	2.3%
Real Estate Management & Development	2.2%
Personal Products	2.1%
Machinery	2.1%
Electrical Equipment	2.1%
Other Industries	18.8%
Short-Term Investments	1.5%
Other Assets Less Liabilities	(0.2)%

Top 5 Common Stock Holdings (% of net assets)

Nippon Telegraph and Telephone Corporation, ADR	2.9%
Teva Pharmaceutical Industries Limited, Sponsored ADR	2.8%
Royal Dutch Shell PLC, Class B, ADR	2.6%
UBS AG	2.4%
MS&AD Insurance Group Holdings, Inc.	2.4%

24	Nuveen Investments

Nuveen Tradewinds Japan Fund

Fund Allocation

(% of net assets)

Common Stocks	99.2%
Other Assets Less Liabilities	0.8%

Portfolio Composition

(% of net assets)

Pharmaceuticals	9.3%
Commercial Services & Supplies	6.8%
Electronic Equipment & Instruments	6.4%
Personal Products	5.2%
Insurance	4.6%
Household Durables	4.6%
Banks	3.9%
Media	3.3%
Electrical Equipment	3.1%
Wireless Telecommunication Services	3.1%
Food Products	3.0%
Food & Staples Retailing	3.0%
Diversified Telecommunication Services	2.9%
Chemicals	2.8%
Leisure Equipment & Products	2.8%
Specialty Retail	2.8%
Trading Companies & Distributors	2.5%
Machinery	2.5%
Semiconductors & Equipment	2.3%
Beverages	2.1%
Road & Rail	2.0%
Oil, Gas & Consumable Fuels	2.0%
Other Industries	18.2%
Other Assets Less Liabilities	0.8%

Top 5 Common Stock Holdings

(% of net assets)

Mabuchi Motor Company Limited	3.1%
Shiseido Company, Limited	3.1%
NTT DoCoMo Inc., Sponsored ADR	3.1%
Seven & I Holdings Co. Ltd.	3.0%
Nippon Telegraph and Telephone Corporation, ADR	2.9%

Nuveen Investments	25

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2014.

The beginning of the period for the Funds is February 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Tradewinds Emerging Markets Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,182.30	$1,178.30	$1,181.20	$1,184.20
Expenses Incurred During the Period	$9.31	$13.34	$10.65	$7.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.27	$1,012.55	$1,015.08	$1,017.50
Expenses Incurred During the Period	$8.60	$12.33	$9.84	$7.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.72%, 2.47%, 1.97% and 1.47% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,107.10	$1,102.90	$1,105.30	$1,107.90
Expenses Incurred During the Period	$7.31	$11.21	$8.56	$6.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.85	$1,014.13	$1,016.66	$1,019.09
Expenses Incurred During the Period	$7.00	$10.74	$8.20	$5.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.40%, 2.15%, 1.64% and 1.15% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds International Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,062.50	$1,058.60	$1,061.20	$1,064.30
Expenses Incurred During the Period	$7.11	$10.92	$8.38	$5.83
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.90	$1,014.18	$1,016.66	$1,019.14
Expenses Incurred During the Period	$6.95	$10.69	$8.20	$5.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.39%, 2.14%, 1.64% and 1.14% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds Japan Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,089.30	$1,085.40	$1,090.30
Expenses Incurred During the Period	$7.62	$11.48	$6.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.50	$1,013.79	$1,018.74
Expenses Incurred During the Period	$7.35	$11.08	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22% and 1.22% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	27

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund, Nuveen Tradewinds International Value Fund, and Nuveen Tradewinds Japan Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2014

28	Nuveen Investments

Nuveen Tradewinds Emerging Markets Fund

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.7%

	COMMON STOCKS – 97.7%

	Airlines – 1.5%

859,500	AirAsia Berhad, (2)	$654,911

	Automobiles – 1.2%

12,927	Tata Motors Limited, Sponsored ADR	508,290

	Banks – 10.6%

135,300	Bangkok Bank PCL, NVDR, (2)	818,440

1,173,690	Chinatrust Financial Holding Company Limited, (2)	821,484

7,376,128	FBN Holdings PLC, (2)	655,820

43,447	KB Financial Group Inc., (2)	1,697,232

59,200	Sberbank of Russia, GDR, (2)	491,110
	Total Banks	4,484,086

	Capital Markets – 1.7%

16,227	Mirae Asset Securities Company Limited, (2)	732,102

	Chemicals – 3.6%

250,700	Fertilizantes Heringer S.A., (3)	928,213

112,074	UPL Limited, (2)	604,011
	Total Chemicals	1,532,224

	Construction & Engineering – 1.0%

177,125	Murray & Roberts Holdings Limited, (2), (3)	412,195

	Diversified Telecommunication Services – 2.0%

40,904	KT Corporation, Sponsored ADR	656,918

112,595	Telecom Egypt SAE, (2)	207,778
	Total Diversified Telecommunication Services	864,696

	Electric Utilities – 1.0%

84,300	Centrais Electricas Brasileiras SA, Electrobras, PFD B, (3)	404,269

	Electronic Equipment & Instruments – 3.1%

987,000	Digital China Holdings Limited, (2)	971,386

9,906	LG Display Company Limited, (2), (3)	325,191
	Total Electronic Equipment & Instruments	1,296,577

	Energy Equipment & Services – 3.5%

48,217	Eurasia Drilling Company Limited, 144A, GDR, (2)	1,462,904

	Food & Staples Retailing – 0.9%

19,108	X5 Retail Group NV, 144A, GDR, (2), (3), WI/DD	367,829

Nuveen Investments	29

Nuveen Tradewinds Emerging Markets Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	Food Products – 14.3%

131,213	Adecoagro S.A., (3)	$1,306,881

113,800	BrasilAgro Cia Brasileira de Propriedades Agricolas	489,559

311,600	Grupo Lala S.A.B. de C.V.	794,792

8,728	Industrias Bachoco S.A.B. de C.V., Sponsored ADR	463,806

72,774	Kernel Holding SA, (2), (3)	670,679

61,184	MHP SA, 144A, GDR, (2)	792,945

173,600	SLC Agricola SA	1,304,630

271,000	WH Group Limited, (3), (4), WI/DD	216,799
	Total Food Products	6,040,091

	Gas Utilities – 1.5%

1,259,500	Perusahaan Gas Negara PT, (2)	633,963

	Household Durables – 1.6%

16,721	LG Electronics Inc., PFD, (2)	686,624

	Independent Power Producers & Energy Traders – 3.0%

13,468	Empresa Nacional de Electricidad S.A., Sponsored ADR	598,922

279,319	NTPC Limited, (2)	665,837
	Total Independent Power Producers & Energy Traders	1,264,759

	Industrial Conglomerates – 1.8%

530,692	Turk Sise ve Cam Fabrikalari SA, (2)	771,408

	Insurance – 5.5%

854,161	Cathay Financial Holding Company Limited, (2)	1,421,319

104,000	Ping An Insurance (Group) Company of China Limited, (2)	883,023
	Total Insurance	2,304,342

	Media – 3.0%

1,618,300	Media Prima Berhad	1,255,752

	Metals & Mining – 8.7%

157,537	Banro Corporation, (3)	39,542

69,737	Banro Corporation, (3)	17,269

85,500	Banro Corporation, 144A, (2)	21,172

8,136	POSCO, ADR	657,633

1,758,000	Shougang Fushan Resources Group Limited, (2)	458,964

83,499	Silver Standard Resources, Inc, (3)	766,521

247,936	Turquoise Hill Resources Limited	857,858

99,664	Yamana Gold Inc.	849,137
	Total Metals & Mining	3,668,096

	Oil, Gas & Consumable Fuels – 6.8%

170,220	Bankers Petroleum Limited, (3)	961,668

57,668	Gazprom OAO, Sponsored ADR, (2)	420,786

30	Nuveen Investments

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels (continued)

160,089	Petrobras Energia S.A., ADR			$1,077,399

25,643	Petroleo Brasileiro, Sponsored ADR, PFD			431,315
	Total Oil, Gas & Consumable Fuels			2,891,168

	Pharmaceuticals – 1.5%

926,500	United Laboratories International Holdings Ltd, (2)			614,926

	Real Estate Management & Development – 3.0%

64,507	Cresud S.A., Sponsored ADR			838,591

165,291	Emaar Properties PJSC, (2)			437,874
	Total Real Estate Management & Development			1,276,465

	Semiconductors & Equipment – 2.2%

36,369	Magnachip Semiconductor Corporation, (3)			509,530

20,600	Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR			412,000
	Total Semiconductors & Equipment			921,530

	Specialty Retail – 2.1%

71,176	Cashbuild Limited, (2)			905,817

	Technology, Hardware, Storage & Peripherals – 4.8%

1,555	Samsung Electronics Company Limited, (2)			2,012,502

	Textiles, Apparel & Luxury Goods – 0.1%

8,439,000	China Hongxing Sports Limited, (4)			24,285

	Wireless Telecommunication Services – 7.7%

107,736	Bharti AirTel Limited, (2)			662,167

110,500	China Mobile Limited, (2)			1,207,394

83,617	Turkcell Iletisim Hizmetleri A.S., ADR			1,366,302
	Total Wireless Telecommunication Services			3,235,863
	Total Long-Term Investments (cost $39,458,352)			41,227,674

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.5%

	REPURCHASE AGREEMENTS – 3.5%

$1,466	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $1,465,704, collateralized by $1,180,000 U.S. Treasury Bonds, 4.625%, due 2/15/40, value $1,495,650	0.000%	8/01/14	$1,465,704
	Total Short-Term Investments (cost $1,465,704)			1,465,704
	Total Investments (cost $40,924,056) – 101.2%			42,693,378
	Other Assets Less Liabilities – (1.2)%			(490,897)
	Net Assets – 100%			$42,202,481

Nuveen Investments	31

Nuveen Tradewinds Emerging Markets Fund (continued)

Portfolio of Investments July 31, 2014

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Nuveen funds’ Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1993, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

NVDR	Non-Voting Depositary Receipt.

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.7%

	COMMON STOCKS – 97.7%

	Air Freight & Logistics – 0.9%

217,521	TNT Express NV, (2)	$1,752,818

	Airlines – 1.7%

4,377,100	AirAsia Berhad, (2)	3,335,205

	Automobiles – 1.4%

78,177	General Motors Company	2,643,946

	Banks – 5.9%

138,702	KB Financial Group Inc., ADR	5,426,023

884,300	Sumitomo Mitsui Trust Holdings Inc., (2)	3,848,213

411,167	TSB Banking Group PLC, (3)	1,985,335
	Total Banks	11,259,571

	Capital Markets – 3.7%

210,288	UBS AG	3,610,645

736,505	Uranium Participation Corporation, (3)	3,546,248
	Total Capital Markets	7,156,893

	Chemicals – 0.9%

19,880	Agrium Inc.	1,810,670

	Commercial Banks – 1.3%

194,520	ING Groep N.V., Sponsored ADR	2,522,924

	Commercial Services & Supplies – 1.4%

196,482	Cape PLC, (2)	939,743

869,660	Rentokil Initial PLC, (2)	1,734,119
	Total Commercial Services & Supplies	2,673,862

	Communication Equipment – 1.5%

113,950	Cisco Systems, Inc.	2,874,958

	Computers & Peripherals – 0.9%

17,812	Western Digital Corporation	1,778,172

	Construction & Engineering – 1.0%

88,630	KBR Inc.	1,831,096

	Diversified Telecommunication Services – 3.7%

56,700	CenturyLink Inc.	2,224,909

27,600	Nippon Telegraph and Telephone Corporation, ADR, (2)	1,832,757

127,870	Telenor ASA, (2)	2,942,677
	Total Diversified Telecommunication Services	7,000,343

Nuveen Investments	33

Nuveen Tradewinds Global All-Cap Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	Electric Utilities – 2.5%

601,598	Centrais Electricas Brasileiras SA, Electrobras, ADR	$2,893,686

75,145	Scottish and Southern Energy PLC, (2)	1,845,484
	Total Electric Utilities	4,739,170

	Electrical Equipment – 0.8%

40,807	Alstom SA, (2)	1,467,634

	Electronic Equipment & Instruments – 5.0%

3,748,000	Digital China Holdings Limited, (2)	3,688,707

130,472	Ingram Micro, Inc., Class A, (3)	3,744,546

33,062	Tech Data Corporation, (3)	2,075,963
	Total Electronic Equipment & Instruments	9,509,216

	Energy Equipment & Services – 2.4%

56,710	Diamond Offshore Drilling, Inc.	2,653,461

64,900	Eurasia Drilling Company Limited, 144A, GDR, (2), WI/DD	1,969,066
	Total Energy Equipment & Services	4,622,527

	Food & Staples Retailing – 1.8%

801,628	Tesco PLC, (2)	3,478,040

	Food Products – 8.6%

284,826	Adecoagro S.A., (3)	2,836,867

65,811	Bunge Limited	5,188,539

198,946	Dean Foods Company	3,047,853

53,110	Ingredion Inc.	3,910,489

143,900	Scandi Standard AB, (3)	959,584

625,000	WH Group Limited, (3), (4), WI/DD	499,997
	Total Food Products	16,443,329

	Independent Power Producers & Energy Traders – 2.2%

293,200	AES Corporation	4,283,652

	Insurance – 12.8%

303,200	Aegon N.V., (2)	2,458,850

121,154	American International Group, Inc.	6,297,585

91,980	Axis Capital Holdings Limited	3,968,937

87,682	Loews Corporation	3,694,043

219,500	MS&AD Insurance Group Holdings, Inc., (2)	4,996,336

361,000	Ping An Insurance (Group) Company of China Limited, (2)	3,065,110
	Total Insurance	24,480,861

	Machinery – 2.1%

485,000	Japan Steel Works Limited, (2)	2,084,085

44,800	Vallourec SA, (2)	1,982,481
	Total Machinery	4,066,566

34	Nuveen Investments

Shares	Description (1)	Value

	Marine – 1.2%

104,160	Stolt-Nielsen Limited, (2)	$2,366,306

	Media – 1.6%

125,000	Time Inc., (3)	3,012,500

	Metals & Mining – 7.8%

756,000	Banro Corporation, (3)	189,756

1,180,000	Banro Corporation, 144A, (2)	292,200

158,700	Barrick Gold Corporation	2,869,296

539,800	Eastern Platinum Limited, (3)	495,070

76,780	Freeport-McMoRan, Inc.	2,857,752

221,600	Newcrest Mining Limited, (2)	2,213,752

7,089	POSCO, (2)	2,303,607

5,282,000	Shougang Fushan Resources Group Limited, (2)	1,378,980

664,800	Turquoise Hill Resources Limited, (3)	2,300,208
	Total Metals & Mining	14,900,621

	Oil, Gas & Consumable Fuels – 5.3%

36,682	Apache Corporation	3,765,774

594,265	Bankers Petroleum Limited, (3)	3,357,337

69,282	Royal Dutch Shell PLC, Class B Shares, (2)	2,983,407
	Total Oil, Gas & Consumable Fuels	10,106,518

	Pharmaceuticals – 9.8%

79,149	Ipsen SA, (2)	3,517,545

48,367	Merck & Company Inc.	2,744,343

269,200	Mitsubishi Tanabe Pharma Corporation, (2)	3,910,292

34,061	Novartis AG, (2)	2,963,259

106,886	Teva Pharmaceutical Industries Limited, Sponsored ADR	5,718,401
	Total Pharmaceuticals	18,853,840

	Real Estate Management & Development – 1.1%

248,000	City Developments Limited, (2)	2,094,567

	Software – 2.0%

95,280	Oracle Corporation	3,848,359

	Specialty Retail – 1.9%

124,969	Best Buy Co., Inc.	3,715,328

	Technology, Hardware, Storage & Peripherals – 1.7%

2,492	Samsung Electronics Company Limited, (2)	3,225,181

	Textiles, Apparel & Luxury Goods – 0.0%

31,950,000	China Hongxing Sports Limited, (4)	91,944

	Trading Companies & Distributors – 1.7%

204,900	Mitsui & Company Limited, (2)	3,286,062

Nuveen Investments	35

Nuveen Tradewinds Global All-Cap Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)			Value

	Wireless Telecommunication Services – 1.1%

198,500	China Mobile Limited, (2)			$2,168,938
	Total Long-Term Investments (cost $172,003,473)			187,401,617

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.1%

	REPURCHASE AGREEMENTS – 3.1%

$5,976	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $5,975,635, collateralized by $6,190,000 U.S. Treasury Notes, 2.000%, due 11/15/21, value $6,097,150	0.000%	8/01/14	$5,975,635
	Total Short-Term Investments (cost $5,975,635)			5,975,635
	Total Investments (cost $177,979,108) – 100.8%			193,377,252
	Other Assets Less Liabilities – (0.8)%			(1,487,400)
	Net Assets – 100%			$191,889,852

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Nuveen funds’ Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

36	Nuveen Investments

Nuveen Tradewinds International Value Fund

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.7%

	COMMON STOCKS – 98.7%

	Aerospace & Defense – 1.5%

94,562	Thales SA, (2)	$5,378,179

	Air Freight & Logistics – 1.6%

712,185	TNT Express NV, (2)	5,738,896

	Auto Components – 0.9%

170,200	Takata Corporation, (2)	3,385,865

	Automobiles – 1.5%

46,236	Toyota Motor Corporation, Sponsored ADR	5,455,386

	Banks – 6.6%

719,147	HSBC Holdings PLC, (2)	7,709,914

128,746	KB Financial Group Inc., ADR	5,036,543

1,692,000	Sumitomo Mitsui Trust Holdings Inc., (2)	7,363,086

762,378	TSB Banking Group PLC, (3)	3,681,170
	Total Banks	23,790,713

	Capital Markets – 2.4%

508,262	UBS AG	8,726,859

	Chemicals – 3.3%

72,760	Agrium Inc.	6,626,981

76,547	Koninklijke DSM NV, (2)	5,288,119
	Total Chemicals	11,915,100

	Commercial Services & Supplies – 1.5%

531,000	Dai Nippon Printing Co., Ltd., (2)	5,447,178

	Communication Equipment – 2.3%

657,251	Ericsson LM Telefonaktiebolaget, Sponsored ADR	8,169,630

	Diversified Financial Services – 2.9%

35,253	Groupe Bruxelles Lambert SA, (2)	3,506,168

524,522	ING Groep N.V., (2), (3)	6,812,273
	Total Diversified Financial Services	10,318,441

	Diversified Telecommunication Services – 7.6%

166,115	Belgacom S.A., (2)	5,428,424

313,398	Nippon Telegraph and Telephone Corporation, ADR	10,423,617

8,167,178	Telecom Italia S.p.A., (2)	7,636,080

168,466	Telenor ASA, (2)	3,876,915
	Total Diversified Telecommunication Services	27,365,036

Nuveen Investments	37

Nuveen Tradewinds International Value Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	Electric Utilities – 2.6%

111,652	Centrais Electricas Brasileiras SA, Electrobras, ADR	$537,046

1,089,665	Centrais Electricas Brasileiras SA, Electrobras, (3)	2,997,029

178,220	Electricite de France S.A, (2)	5,757,187
	Total Electric Utilities	9,291,262

	Electrical Equipment – 2.1%

93,700	Mabuchi Motor Company Limited, (2)	7,389,846

	Electronic Equipment & Instruments – 3.8%

4,170,000	Digital China Holdings Limited, (2)	4,104,031

348,761	Flextronics International Limited, (3)	3,623,627

202,800	Fujifilm Holdings Corp., (2)	5,789,093
	Total Electronic Equipment & Instruments	13,516,751

	Energy Equipment & Services – 1.0%

122,086	Eurasia Drilling Company Limited, 144A, GDR, WI/DD, (2)	3,704,089

	Food & Staples Retailing – 5.7%

246,024	Carrefour SA, (2)	8,496,377

133,800	Seven & I Holdings Co. Ltd., (2)	5,568,163

1,429,309	Tesco PLC, (2)	6,201,372
	Total Food & Staples Retailing	20,265,912

	Household Durables – 2.6%

321,700	Panasonic Corporation, (2)	4,011,092

416,500	Sekisui House, Ltd., (2)	5,466,511
	Total Household Durables	9,477,603

	Industrial Conglomerates – 2.0%

56,994	Siemens AG, (2)	7,038,538

	Insurance – 9.5%

593,844	Aegon N.V., (2)	4,815,875

226,779	Ageas, (2)	8,139,326

167,978	Axis Capital Holdings Limited	7,248,251

616,293	Catlin Group Limited, (2)	5,228,990

375,500	MS&AD Insurance Group Holdings, Inc., (2)	8,547,263
	Total Insurance	33,979,705

	Internet & Catalog Retail – 1.2%

1,546,553	Home Retail Group, (2)	4,319,869

	Machinery – 2.1%

167,981	Vallourec SA, (2)	7,433,462

	Media – 1.5%

189,862	Wolters Kluwer NV, (2)	5,260,372

38	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – 6.5%

392,738	Barrick Gold Corporation	$7,100,703

1,708,183	Kinross Gold Corporation, (3)	6,815,650

12,325	POSCO, (2)	4,005,073

192,835	ThyssenKrupp AG, (2), (3)	5,431,968
	Total Metals & Mining	23,353,394

	Oil, Gas & Consumable Fuels – 7.4%

247,869	Cameco Corporation	4,997,039

73,736	ERG S.p.A.	1,093,997

707,544	Gazprom OAO, Sponsored ADR, (2)	5,162,730

107,430	Royal Dutch Shell PLC, Class B, ADR	9,254,020

568,493	Talisman Energy Inc.	5,940,752
	Total Oil, Gas & Consumable Fuels	26,448,538

	Personal Products – 2.1%

389,600	Shiseido Company, Limited, (2)	7,678,591

	Pharmaceuticals – 8.2%

275,060	GlaxoSmithKline PLC, (2)	6,628,597

313,600	Mitsubishi Tanabe Pharma Corporation, (2)	4,555,229

78,115	Sanofi S.A., (2)	8,201,358

184,464	Teva Pharmaceutical Industries Limited, Sponsored ADR	9,868,824
	Total Pharmaceuticals	29,254,008

	Professional Services – 1.0%

46,055	Manpower Inc.	3,587,224

	Real Estate Management & Development – 2.2%

469,000	City Developments Limited, (2)	3,961,096

635,800	Henderson Land Development Company Limited, (2)	4,041,110
	Total Real Estate Management & Development	8,002,206

	Semiconductors & Equipment – 1.5%

93,700	Rohm Company Limited, (2)	5,282,377

	Textiles, Apparel & Luxury Goods – 1.6%

534,000	Wacoal Holdings Corporation, (2)	5,640,978

	Wireless Telecommunication Services – 2.0%

257,326	SK Telecom Company Limited, ADR	7,284,899
	Total Long-Term Investments (cost $302,351,738)	353,900,907

Nuveen Investments	39

Nuveen Tradewinds International Value Fund (continued)

Portfolio of Investments July 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.5%

	REPURCHASE AGREEMENTS – 1.5%

$5,288	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $5,288,167, collateralized by: $45,000 U.S. Treasury Bonds, 8.125%, due 8/15/21, value $64,107, $5,325,000 U.S. Treasury Notes, 2.125%, due 8/15/21, value $5,328,632 and $5,000 U.S. Treasury Notes, 2.000%, due 11/15/21, value $4,925	0.000%	8/01/14	$5,288,167
	Total Short-Term Investments (cost $5,288,167)			5,288,167
	Total Investments (cost $307,639,905) – 100.2%			359,189,074
	Other Assets Less Liabilities – (0.2)%			(838,892)
	Net Assets – 100%			$358,350,182

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

WI/DD	Investment, or portion of investment, purchased on a when issued or delayed delivery basis.

See accompanying notes to financial statements.

40	Nuveen Investments

Nuveen Tradewinds Japan Fund

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.2%

	COMMON STOCKS – 99.2%

	Auto Components – 1.2%

2,500	Takata Corporation, (2)	$49,734

	Automobiles – 1.5%

498	Toyota Motor Corporation, Sponsored ADR	58,759

	Banks – 3.9%

6,000	Chiba Bank Limited, (2)	43,677

26,000	Sumitomo Mitsui Trust Holdings Inc., (2)	113,144
	Total Banks	156,821

	Beverages – 2.1%

6,100	Kirin Holdings Co., Ltd., (2)	85,505

	Building Products – 1.3%

2,200	LIXIL Group Corp., (2)	53,332

	Capital Markets – 1.5%

7,000	Daiwa Securities Group Inc, (2)	58,772

	Chemicals – 2.8%

15,000	Chugoku Marine Paints Limited, (2)	113,547

	Commercial Services & Supplies – 6.8%

6,000	Dai Nippon Printing Co., Ltd., (2)	61,550

4,000	Duskin Company Limited, (2)	73,008

1,300	Secom Company Limited, (2)	79,074

8,000	Toppan Printing Company Limited, (2)	60,939
	Total Commercial Services & Supplies	274,571

	Construction & Engineering – 2.0%

11,000	Obayashi Corporation, (2)	80,281

	Containers & Packaging – 1.8%

4,500	Toyo Seikan Group Holdings, (2)	70,084

	Diversified Telecommunication Services – 2.9%

3,547	Nippon Telegraph and Telephone Corporation, ADR	117,973

	Electrical Equipment – 3.1%

1,600	Mabuchi Motor Company Limited, (2)	126,187

	Electronic Equipment & Instruments – 6.4%

2,932	FujiFilm Holdings Corporation, ADR, (2)	84,637

1,400	Kyocera Corporation, (2)	67,812

Nuveen Investments	41

Nuveen Tradewinds Japan Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	Electronic Equipment & Instruments (continued)

13,000	Sanshin Electronics Company Limited, (2)	$104,944
	Total Electronic Equipment & Instruments	257,393

	Food & Staples Retailing – 3.0%

2,900	Seven & I Holdings Co. Ltd., (2)	120,685

	Food Products – 3.0%

3,000	NH Foods Ltd., (2)	61,412

2,000	Toyo Suisan Kaisha Limited, (2)	60,664
	Total Food Products	122,076

	Health Care Providers & Services – 1.5%

2,100	Tokai Corporation, (2)	61,065

	Household Durables – 4.6%

8,314	Panasonic Corporation, Sponsored ADR, (2)	104,923

6,000	Sekisui House, Ltd., (2)	78,749
	Total Household Durables	183,672

	Insurance – 4.6%

4,900	MS&AD Insurance Group Holdings, Inc., (2)	111,536

2,900	Sompo Japan Nipponkoa Holdings, Inc., (2)	73,229
	Total Insurance	184,765

	IT Services – 1.0%

1,800	TKC Corporation, (2)	38,076

	Leisure Equipment & Products – 2.8%

4,100	Fields Corporation, (2)	57,819

1,400	Sankyo Company Ltd., (2)	54,478
	Total Leisure Equipment & Products	112,297

	Machinery – 2.5%

14,000	Japan Steel Works Limited, (2)	60,159

8,000	Organo Corporation, (2)	39,777
	Total Machinery	99,936

	Media – 3.3%

6,200	Hakuhodo DY Holdings Inc., (2)	65,094

3,900	TV Asahi Corporation, (2)	68,943
	Total Media	134,037

	Oil, Gas & Consumable Fuels – 2.0%

15,700	JX Holdings Inc., (2)	80,731

	Personal Products – 5.2%

2,000	KAO Corporation, (2)	82,248

6,400	Shiseido Company, Limited, (2)	126,137
	Total Personal Products	208,385

42	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 9.3%

5,200	Astellas Pharma Inc., (2)	$70,515

4,400	Daiichi Sankyo Company Limited, (2)	80,008

2,500	Kissei Pharmaceuticals Company Limited, (2)	59,481

5,500	Mitsubishi Tanabe Pharma Corporation, (2)	79,891

2,700	Otsuka Holdings Company KK, (2)	85,975
	Total Pharmaceuticals	375,870

	Real Estate Management & Development – 1.5%

3,000	Daiwa House Industry Company Limited, (2)	60,898

	Road & Rail – 2.0%

500	East Japan Railway Company, (2)	40,053

900	West Japan Railway Company, (2)	40,821
	Total Road & Rail	80,874

	Semiconductors & Equipment – 2.3%

1,600	Rohm Company Limited, (2)	90,201

	Software – 1.4%

500	Nintendo Co., Ltd., (2)	55,545

	Specialty Retail – 2.8%

2,700	Chiyoda Company Limited, (2)	59,681

2,900	Xebio Company, Limited, (2)	51,829
	Total Specialty Retail	111,510

	Textiles, Apparel & Luxury Goods – 1.8%

7,000	Wacoal Holdings Corporation, (2)	73,945

	Trading Companies & Distributors – 2.5%

6,300	Mitsui & Company Limited, (2)	101,036

	Transportation Infrastructure – 1.7%

7,000	Kamigumi Company Limited, (2)	66,949

	Wireless Telecommunication Services – 3.1%

7,127	NTT DoCoMo Inc., Sponsored ADR	124,936
	Total Long-Term Investments (cost $3,005,875)	3,990,448
	Other Assets Less Liabilities – 0.8%	33,101
	Net Assets – 100%	$4,023,549

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of

Assets and Liabilities	July 31, 2014

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Assets
Long-term investments, at value (cost $39,458,352, $172,003,473, $302,351,738 and $3,005,875, respectively)	$41,227,674	$187,401,617	$353,900,907	$3,990,448
Short-term investments, at value (cost approximates value)	1,465,704	5,975,635	5,288,167	—
Cash	138,056	482,463	907,661	67,740
Cash denominated in foreign currencies (cost $—, $29,944, $67 and $—, respectively)	—	29,637	67	—
Receivable for:
Dividends	41,067	185,931	467,496	4,075
Investments sold	2,736	—	805,296	—
Reclaims	—	52,914	72,141	225
Shares sold	51,710	80,813	177,725	4,465
Other assets	10,869	57,125	76,964	9,364
Total assets	42,937,816	194,266,135	361,696,424	4,076,317
Liabilities
Payable for:
Investments purchased	570,639	1,371,859	2,025,425	—
Shares redeemed	49,898	591,494	608,085	10,380
Accrued expenses:
Management fees	36,247	156,664	265,166	2,537
Trustees Fees	212	41,459	67,871	34
12b-1 distribution and service fees	1,904	57,112	58,690	636
Other	76,435	157,695	321,005	39,181
Total liabilities	735,335	2,376,283	3,346,242	52,768
Net assets	$42,202,481	$191,889,852	$358,350,182	$4,023,549
Class A Shares
Net assets	$2,401,820	$66,860,954	$151,077,708	$930,320
Shares outstanding	81,185	2,326,624	5,885,575	36,133
Net asset value (“NAV”) per share	$29.58	$28.74	$25.67	$25.75
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$31.38	$30.49	$27.24	$27.32
Class C Shares
Net assets	$1,582,340	$48,018,148	$27,876,207	$498,892
Shares outstanding	54,040	1,690,392	1,142,590	19,635
NAV and offering price per share	$29.28	$28.41	$24.40	$25.41
Class R3 Shares
Net assets	$80,523	$459,413	$1,888,299	$—
Shares outstanding	2,727	16,033	73,066	—
NAV and offering price per share	$29.53	$28.65	$25.84	$—
Class I Shares
Net assets	$38,137,798	$76,551,337	$177,507,968	$2,594,337
Shares outstanding	1,286,812	2,662,270	6,875,975	100,346
NAV and offering price per share	$29.64	$28.75	$25.82	$25.85
Net assets consist of:
Capital paid-in	$82,749,287	$368,437,247	$560,424,302	$3,310,270
Undistributed (Over-distribution of) net investment income	73,644	1,286,117	7,239,926	(13,888)
Accumulated net realized gain (loss)	(42,389,895)	(193,230,790)	(260,861,799)	(257,366)
Net unrealized appreciation (depreciation)	1,769,445	15,397,278	51,547,753	984,533
Net assets	$42,202,481	$191,889,852	$358,350,182	$4,023,549
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$.01	$.01	$.01	$.01

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of

Operations	Year Ended July 31, 2014

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Investment Income
Dividends (net of foreign tax withheld of $80,721, $462,299, $1,093,545 and $8,836, respectively)	$604,093	$5,158,772	$12,990,172	$91,037
Interest	24,282	—	—	—
Total investment income	628,375	5,158,772	12,990,172	91,037
Expenses
Management fees	378,421	2,058,938	3,202,476	38,904
12b-1 service fees – Class A Shares(1)	12,921	200,452	434,382	2,424
12b-1 distribution and service fees – Class C Shares	19,149	572,238	305,913	4,763
12b-1 distribution and service fees – Class R3 Shares	380	2,445	14,148	—
Shareholder servicing agent fees and expenses	30,759	313,538	727,762	1,910
Custodian fees and expenses	118,557	163,116	159,118	35,624
Trustees fees and expenses	1,153	9,177	13,971	165
Professional fees	33,434	49,451	58,749	23,155
Shareholder reporting expenses	3,057	24,429	156,124	2,268
Federal and state registration fees	48,978	69,857	71,096	39,792
Other expenses	9,522	14,811	15,631	1,077
Total expenses before fee waiver/expense reimbursement	656,331	3,478,452	5,159,370	150,082
Fee waiver expense reimbursement	(148,175)	—	—	(88,290)
Net expenses	508,156	3,478,452	5,159,370	61,792
Net Investment Income (loss)	120,219	1,680,320	7,830,802	29,245
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(4,261,843)	13,986,353	28,643,687	239,952
Change in net unrealized appreciation (depreciation) investments and foreign currency	9,607,300	25,321,815	18,497,215	344,662
Net realized and unrealized gain (loss)	5,345,457	39,308,168	47,140,902	584,614
Net increase (decrease) in net assets from operations	$5,465,676	$40,988,488	$54,971,704	$613,859

(1)	Includes 12b-1 distribution and service fees incurred on Tradewinds Global All-Cap’s and Tradewinds International Value’s Class B Shares during the period. Class B Shares of Tradewinds Global All-Cap and Tradewinds International Value converted to Class A Shares at the close of business on October 28, 2013 and June 23, 2014, respectively, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of

Changes in Net Assets

	Tradewinds Emerging Markets		Tradewinds Global All-Cap
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$120,219	$348,867	$1,680,320	$3,086,168
Net realized gain (loss) from investments and foreign currency	(4,261,843)	(12,654,682)	13,986,353	(75,539,960)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	9,607,300	11,168,327	25,321,815	127,384,814
Net increase (decrease) in net assets from operations	5,465,676	(1,137,488)	40,988,488	54,931,022
Distributions to Shareholders
From net investment income:
Class A(1)	(47,125)	(52,132)	(821,127)	(1,521,907)
Class B	—	—	—	(1,917)
Class C	(1,391)	—	(187,386)	(258,290)
Class R3	(400)	(205)	(3,942)	(4,366)
Class I	(269,415)	(239,217)	(1,380,999)	(2,371,507)
From accumulated net realized gains:
Class A(1)	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(318,331)	(291,554)	(2,393,454)	(4,157,987)
Fund Share Transactions
Proceeds from sale of shares	22,280,722	16,413,725	18,170,511	46,713,214
Proceeds from shares issued to shareholders due to reinvestment of distributions	251,244	241,393	1,929,068	3,410,240
	22,531,966	16,655,118	20,099,579	50,123,454
Cost of shares redeemed	(23,516,638)	(37,284,564)	(150,057,096)	(404,067,458)
Net increase (decrease) in net assets from Fund share transactions	(984,672)	(20,629,446)	(129,957,517)	(353,944,004)
Net increase (decrease) in net assets	4,162,673	(22,058,488)	(91,362,483)	(303,170,969)
Net assets at the beginning of period	38,039,808	60,098,296	283,252,335	586,423,304
Net assets at the end of period	$42,202,481	$38,039,808	$191,889,852	$283,252,335
Undistributed (Over-distribution of) net investment income at the end of period	$73,644	$318,995	$1,286,117	$2,073,065

(1)	Includes distributions to shareholders of Tradewinds Global All-Cap’s Class B Shares during the period. Class B Shares of Tradewinds Global All-Cap converted to Class A Shares at the close of business on October 28, 2013 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

46	Nuveen Investments

	Tradewinds International Value		Tradewinds Japan
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$7,830,802	$6,709,366	$29,245	$47,099
Net realized gain (loss) from investments and foreign currency	28,643,687	(72,134,089)	239,952	(165,260)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	18,497,215	137,364,075	344,662	718,156
Net increase (decrease) in net assets from operations	54,971,704	71,939,352	613,859	599,995
Distributions to Shareholders
From net investment income:
Class A(1)	(3,813,073)	(7,503,865)	(35,595)	—
Class B	—	(79,584)	—	—
Class C	(467,099)	(1,150,853)	(12,232)	—
Class R3	(58,040)	(122,982)	—	—
Class I	(4,308,813)	(7,703,878)	(107,181)	—
From accumulated net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(8,647,025)	(16,561,162)	(155,008)	—
Fund Share Transactions
Proceeds from sale of shares	77,086,445	111,325,966	2,509,942	3,402,971
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,973,389	14,426,682	82,741	—
	85,059,834	125,752,648	2,592,683	3,402,971
Cost of shares redeemed	(148,792,414)	(451,998,722)	(3,417,370)	(4,278,895)
Net increase (decrease) in net assets from Fund share transactions	(63,732,580)	(326,246,074)	(824,687)	(875,924)
Net increase (decrease) in net assets	(17,407,901)	(270,867,884)	(365,836)	(275,929)
Net assets at the beginning of period	375,758,083	646,625,967	4,389,385	4,665,314
Net assets at the end of period	$358,350,182	$375,758,083	$4,023,549	$4,389,385
Undistributed (Over-distribution of) net investment income at the end of period	$7,239,926	$6,249,768	$(13,888)	$25,578

(1)	Includes distributions to shareholders of Tradewinds International Value’s Class B Shares during the period. Class B Shares of Tradewinds International Value converted to Class A Shares at the close of business on June 23, 2014 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial

Highlights

Tradewinds Emerging Markets

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(e)		Ending NAV
Class A (12/08)
2014	$24.92	$.06	$4.82	$4.88	$(.22)	$—	$(.22)	$—		$29.58
2013	26.45	.15	(1.56)	(1.41)	(.12)	—	(.12)	—		24.92
2012	39.23	.18	(11.89)	(11.71)	(.36)	(.71)	(1.07)	—	*	26.45
2011	37.13	.12	3.93	4.05	(.21)	(1.74)	(1.95)	—	*	39.23
2010	31.45	.57	7.60	8.17	(.38)	(2.11)	(2.49)	—	*	37.13
Class C (12/08)
2014	24.66	(.14)	4.78	4.64	(.02)	—	(.02)	—		29.28
2013	26.26	(.05)	(1.55)	(1.60)	—	—	—	—		24.66
2012	38.87	(.01)	(11.82)	(11.83)	(.07)	(.71)	(.78)	—	*	26.26
2011	36.90	(.18)	3.89	3.71	—	(1.74)	(1.74)	—	*	38.87
2010	31.31	.08	7.79	7.87	(.17)	(2.11)	(2.28)	—	*	36.90
Class R3 (12/08)
2014	24.87	.02	4.80	4.82	(.16)	—	(.16)	—		29.53
2013	26.40	.13	(1.61)	(1.48)	(.05)	—	(.05)	—		24.87
2012	39.11	.25	(11.99)	(11.74)	(.26)	(.71)	(.97)	—	*	26.40
2011	37.06	(.28)	4.18	3.90	(.11)	(1.74)	(1.85)	—	*	39.11
2010	31.40	.24	7.84	8.08	(.31)	(2.11)	(2.42)	—	*	37.06
Class I (12/08)
2014	24.96	.13	4.84	4.97	(.29)	—	(.29)	—		29.64
2013	26.49	.22	(1.56)	(1.34)	(.19)	—	(.19)	—		24.96
2012	39.32	.21	(11.88)	(11.67)	(.45)	(.71)	(1.16)	—	*	26.49
2011	37.21	.28	3.87	4.15	(.30)	(1.74)	(2.04)	—	*	39.32
2010	31.49	.45	7.83	8.28	(.45)	(2.11)	(2.56)	—	*	37.21

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

19.76%	$2,402	2.20%	(.28)%	1.72%	.21%	101%
(5.42)	7,543	2.24	.12	1.82	.54	54
(30.09)	16,378	1.82	.58	1.82	.58	69
10.54	25,787	1.85	.27	1.83	.30	40
26.41	6,121	4.31	(.89)	1.84	1.58	61

18.88	1,582	2.95	(1.03)	2.47	(.54)	101
(6.13)	2,614	3.01	(.61)	2.57	(.17)	54
(30.62)	3,943	2.59	(.03)	2.58	(.02)	69
9.74	4,832	2.60	(.46)	2.58	(.44)	40
25.48	765	4.89	(2.08)	2.59	.22	61

19.44	81	2.46	(.41)	1.97	.08	101
(5.63)	99	2.54	.01	2.07	.48	54
(30.23)	84	2.12	.79	2.07	.84	69
10.21	57	2.22	(.85)	2.08	(.71)	40
26.10	463	4.42	(1.66)	2.09	.68	61

20.06	38,138	1.92	.03	1.47	.47	101
(5.14)	27,784	2.02	.36	1.57	.81	54
(29.95)	39,693	1.55	.68	1.55	.68	69
10.81	95,430	1.61	.66	1.58	.68	40
26.76	11,813	3.94	(1.09)	1.59	1.26	61

(a)	Per share Net Investment Income (Loss) and Redemptions Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Tradewinds Global All-Cap

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(e)		Ending NAV
Class A (3/06)
2014	$24.63	$.22	$4.16	$4.38	$(.27)	$—	$(.27)	$—		$28.74
2013	22.22	.18	2.47	2.65	(.24)	—	(.24)	—		24.63
2012	29.84	.29	(5.96)	(5.67)	(.28)	(1.67)	(1.95)	—	*	22.22
2011	25.05	.20	5.17	5.37	(.52)	(.06)	(.58)	—	*	29.84
2010	21.14	.11	3.86	3.97	(.06)	—	(.06)	—	*	25.05
Class C (3/06)
2014	24.36	.01	4.12	4.13	(.08)	—	(.08)	—		28.41
2013	21.97	.02	2.43	2.45	(.06)	—	(.06)	—		24.36
2012	29.51	.14	(5.95)	(5.81)	(.06)	(1.67)	(1.73)	—	*	21.97
2011	24.79	(.01)	5.11	5.10	(.32)	(.06)	(.38)	—	*	29.51
2010	21.02	(.07)	3.84	3.77	— *	—	—	—	*	24.79
Class R3 (3/09)
2014	24.56	.16	4.14	4.30	(.21)	—	(.21)	—		28.65
2013	22.15	.16	2.43	2.59	(.18)	—	(.18)	—		24.56
2012	29.75	.30	(6.03)	(5.73)	(.20)	(1.67)	(1.87)	—	*	22.15
2011	24.98	.11	5.17	5.28	(.45)	(.06)	(.51)	—	*	29.75
2010	21.09	.03	3.87	3.90	(.01)	—	(.01)	—	*	24.98
Class I (3/06)
2014	24.63	.26	4.20	4.46	(.34)	—	(.34)	—		28.75
2013	22.22	.25	2.46	2.71	(.30)	—	(.30)	—		24.63
2012	29.86	.35	(5.97)	(5.62)	(.35)	(1.67)	(2.02)	—	*	22.22
2011	25.06	.29	5.15	5.44	(.58)	(.06)	(.64)	—	*	29.86
2010	21.14	.18	3.85	4.03	(.11)	—	(.11)	—	*	25.06

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

17.86%	$66,861	1.37%	.80%	49%
11.99	90,684	1.44	.77	52
(19.56)	217,152	1.29	1.10	53
21.48	965,202	1.24	.69	58
18.81	418,109	1.34	.44	45

16.99	48,018	2.12	.04	49
11.18	64,478	2.18	.07	52
(20.20)	128,311	2.06	.53	53
20.60	320,522	1.99	(.05)	58
17.94	123,726	2.09	(.27)	45

17.55	459	1.61	.61	49
11.74	462	1.68	.66	52
(19.79)	603	1.58	1.19	53
21.18	634	1.49	.40	58
18.52	387	1.59	.11	45

18.17	76,551	1.12	.97	49
12.22	127,188	1.19	1.05	52
(19.35)	239,289	1.03	1.32	53
21.77	1,176,849	.99	.99	58
19.10	387,819	1.09	.74	45

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Tradewinds International Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(d)		Ending NAV
Class A (12/99)
2014	$22.74	$.50	$2.98	$3.48	$(.55)	$—	$(.55)	$—		$25.67
2013	20.27	.32	2.96	3.28	(.81)	—	(.81)	—		22.74
2012	25.63	.36	(5.30)	(4.94)	(.42)	—	(.42)	—	*	20.27
2011	23.54	.41	1.92	2.33	(.24)	—	(.24)	—	*	25.63
2010	22.24	.23	1.14	1.37	(.07)	—	(.07)	—	*	23.54
Class C (12/99)
2014	21.63	.29	2.84	3.13	(.36)	—	(.36)	—		24.40
2013	19.27	.15	2.83	2.98	(.62)	—	(.62)	—		21.63
2012	24.35	.18	(5.04)	(4.86)	(.22)	—	(.22)	—	*	19.27
2011	22.38	.19	1.83	2.02	(.05)	—	(.05)	—	*	24.35
2010	21.25	.06	1.07	1.13	— *	—	—	—		22.38
Class R3 (8/08)
2014	22.90	.43	3.00	3.43	(.49)	—	(.49)	—		25.84
2013	20.41	.29	2.97	3.26	(.77)	—	(.77)	—		22.90
2012	25.81	.35	(5.39)	(5.04)	(.36)	—	(.36)	—	*	20.41
2011	23.70	.38	1.91	2.29	(.18)	—	(.18)	—	*	25.81
2010	22.41	.20	1.10	1.30	(.01)	—	(.01)	—		23.70
Class I (12/99)
2014	22.87	.57	2.99	3.56	(.61)	—	(.61)	—		25.82
2013	20.38	.36	3.00	3.36	(.87)	—	(.87)	—		22.87
2012	25.78	.43	(5.34)	(4.91)	(.49)	—	(.49)	—	*	20.38
2011	23.67	.50	1.91	2.41	(.30)	—	(.30)	—	*	25.78
2010	22.36	.32	1.11	1.43	(.12)	—	(.12)	—	*	23.67

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Applicable to Common Shares

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

15.35%	$151,078	1.42%	2.01%	24%
16.56	169,858	1.39	1.49	31
(19.38)	237,548	1.35	1.60	26
9.91	598,470	1.32	1.58	23
6.14	491,483	1.54	.98	40

14.49	27,876	2.16	1.23	24
15.75	31,437	2.14	.72	31
(20.03)	45,932	2.10	.87	26
9.08	95,512	2.07	.79	23
5.32	90,472	2.29	.29	40

15.04	1,888	1.67	1.71	24
16.29	3,204	1.64	1.34	31
(19.62)	3,319	1.62	1.58	26
9.69	3,058	1.57	1.48	23
5.82	2,235	1.78	.85	40

15.63	177,508	1.16	2.27	24
16.89	169,589	1.14	1.67	31
(19.18)	356,908	1.10	1.93	26
10.20	800,028	1.07	1.94	23
6.39	521,515	1.29	1.36	40

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (continued)

Tradewinds Japan

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(e)		Ending NAV
Class A (12/08)
2014	$23.06	$.17	$3.28	$3.45	$(.76)	$—	$(.76)	$—		$25.75
2013	19.66	.19	3.21	3.40	—	—	—	—		23.06
2012	23.39	.22	(3.45)	(3.23)	(.46)	(.04)	(.50)	—	**	19.66
2011	21.21	.14	2.31	2.45	(.27)	—	(.27)	—	**	23.39
2010	21.09	.12	.37	.49	(.17)	(.20)	(.37)	—		21.21
Class C (12/08)
2014	22.77	(.06)	3.28	3.22	(.58)	—	(.58)	—		25.41
2013	19.57	.04	3.16	3.20	—	—	—	—		22.77
2012	23.27	.05	(3.41)	(3.36)	(.30)	(.04)	(.34)	—	**	19.57
2011	21.11	(.03)	2.30	2.27	(.11)	—	(.11)	—	**	23.27
2010	20.99	(.04)	.38	.34	(.02)	(.20)	(.22)	—		21.11
Class I (12/08)
2014	23.16	.19	3.32	3.51	(.82)	—	(.82)	—		25.85
2013	19.70	.28	3.18	3.46	—	—	—	—		23.16
2012	23.43	.19	(3.36)	(3.17)	(.52)	(.04)	(.56)	—	**	19.70
2011	21.24	.09	2.43	2.52	(.33)	—	(.33)	—	**	23.43
2010	21.12	.17	.37	.54	(.22)	(.20)	(.42)	—		21.24

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.16%	$930	3.46%	(1.29)%	1.47%	.69%	33%
17.29	1,058	4.61	(2.25)	1.47	.89	85
(13.83)	687	2.47	.08	1.48	1.08	33
11.57	331	3.04	(.92)	1.48	.64	19
2.38	265	4.32	(2.28)	1.49	.55	15

14.28	499	4.15	(2.19)	2.22	(.25)	33
16.35	405	5.06	(2.65)	2.22	.19	85
(14.49)	332	3.09	(.64)	2.23	.22	33
10.76	347	3.77	(1.69)	2.23	(.15)	19
1.65	264	5.07	(3.03)	2.24	(.20)	15

15.38	2,594	3.19	(1.19)	1.22	.78	33
17.56	2,926	4.13	(1.58)	1.22	1.33	85
(13.57)	3,647	2.13	— *	1.23	.91	33
11.86	9,321	2.50	(.88)	1.23	.39	19
2.63	3,412	4.06	(2.00)	1.24	.82	15

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
*	Rounds to less than .01%.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	55

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”) and Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Tradewinds Global Investors, LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which Tradewinds manages the investment portfolios of the Fund.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investments Objectives and Principal Investment Strategies

Each Fund’s investment objective is to seek long-term capital appreciation.

Tradewinds Emerging Markets, under normal market conditions, invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securities of emerging market issuers. The Fund may invest in securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 20% of its net assets in debt securities of emerging market issuers, including securities rated below investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”).

Tradewinds Global All-Cap, under normal market conditions, invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund invests at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Tradewinds International Value, under normal market conditions, invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Tradewinds Japan, under normal market conditions, invests at least 80% of its net assets and the amount of any borrowings for investment purposes in equity securities issued by companies listed or domiciled in Japan. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations.

56	Nuveen Investments

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of July 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Outstanding when-issued/delayed delivery purchase commitments	$346,390	$987,499	$907,661	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income if any, and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Effective at the close of business on October 28, 2013 and June 23, 2014, respectively, Class B Shares of Tradewinds Global All-Cap and Tradewinds International Value were converted to Class A Shares and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were available upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares were not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incurred a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares were held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multi-Class Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Nuveen Investments	57

Notes to Financial Statements (continued)

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments in netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Nuveen funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be

58	Nuveen Investments

considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Tradewinds Emerging Markets	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$17,496,797	$23,489,793	**	$241,084	**	$41,227,674
Short-Term Investments:
Repurchase Agreements	—	1,465,704		—		1,465,704
Total	$17,496,797	$24,955,497		$241,084		$42,693,378

Tradewinds Global All-Cap
Long-Term Investments*:
Common Stocks	$110,684,255	$76,125,421	**	$591,941	**	$187,401,617
Short-Term Investments:
Repurchase Agreements	—	5,975,635		—		5,975,635
Total	$110,684,255	$82,101,056		$591,941		$193,377,252

Tradewinds International Value
Long-Term Investments*:
Common Stocks	$118,469,247	$235,431,660		$—		$353,900,907
Short-Term Investments:
Repurchase Agreements	—	5,288,167		—		5,288,167
Total	$118,469,247	$240,719,827		$—		$359,189,074

Tradewinds Japan
Long-Term Investments*:
Common Stocks	$301,668	$3,688,780		$—		$3,990,448
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2 and Level 3.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Sub-Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

Nuveen Investments	59

Notes to Financial Statements (continued)

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Tradewinds Emerging Markets
Common Stocks	$—	$(16,261,686)	$16,261,686	$—	$—	$—
Tradewinds Global All-Cap
Common Stocks	$—	$(43,749,133)	$43,749,133	$—	$—	$—
Tradewinds International Value
Common Stocks	$—	$(195,414,578)	$195,414,578	$—	$—	$—
Tradewinds Japan
Common Stocks	$—	$(3,106,422)	$3,106,422	$—	$—	$—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/ Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

60	Nuveen Investments

As of July 31, 2014, the Funds’ investments in non-U.S. securities were as follows:

Tradewinds Emerging Markets	Value	% of Net Assets
Country:
South Korea	$7,277,732	17.2%
Brazil	5,942,265	14.1
China	3,545,052	8.4
Canada	3,513,168	8.3
Russia	2,742,629	6.5
Taiwan	2,654,802	6.3
India	2,440,307	5.8
Turkey	2,137,710	5.1
Malaysia	1,910,663	4.5
Ukraine	1,463,623	3.5
Other countries	7,599,722	18.0
Total non-U.S. securities	$41,227,673	97.7%

Tradewinds Global All-Cap	Value	% of Net Assets
Country:
Japan	$19,957,747	10.4%
United Kingdom	15,332,433	8.0
Canada	14,860,785	7.7
South Korea	10,954,810	5.7
China	10,393,679	5.4
Netherlands	6,734,592	3.5
Switzerland	6,573,904	3.4
Brazil	5,730,553	3.0
Israel	5,718,401	3.0
Other countries	20,982,507	11.0
Total non-U.S. securities	$117,239,411	61.1%

Tradewinds International Value	Value	% of Net Assets
Country:
Japan	$92,004,276	25.7%
Netherlands	37,169,556	10.4
France	35,266,563	9.8
United Kingdom	33,769,910	9.4
Canada	31,481,125	8.8
Belgium	17,073,918	4.8
South Korea	16,326,515	4.5
Germany	12,470,506	3.5
Israel	9,868,824	2.7
Other countries	57,634,238	16.1
Total non-U.S. securities	$343,065,431	95.7%

Tradewinds Japan	Value	% of Net Assets
Country:
Japan	$3,990,448	99.2%
Total non-U.S. securities	$3,990,448	99.2%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

Nuveen Investments	61

Notes to Financial Statements (continued)

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Tradewinds Emerging Markets	Fixed Income Clearing Corporation	$1,465,704	$(1,465,704)	$—
Tradewinds Global All-Cap	Fixed Income Clearing Corporation	5,975,635	(5,975,635)	—
Tradewinds International Value	Fixed Income Clearing Corporation	5,288,167	(5,288,167)	—
*	As of July 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although each Fund is authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

62	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds Emerging Markets
	Year Ended 7/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	41,588	$1,112,027	187,476	$5,308,872
Class C	13,351	359,757	30,538	869,498
Class R3	308	8,393	1,161	32,255
Class I	717,264	20,800,545	370,082	10,203,100
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,773	46,647	1,753	49,922
Class C	51	1,327	—	—
Class R3	8	216	5	147
Class I	7,715	203,054	6,713	191,324
	782,058	22,531,966	597,728	16,655,118
Shares redeemed:
Class A	(264,867)	(7,148,538)	(505,804)	(13,986,815)
Class C	(65,358)	(1,684,344)	(74,707)	(2,062,429)
Class R3	(1,570)	(42,310)	(386)	(9,866)
Class I	(551,246)	(14,641,446)	(761,964)	(21,225,454)
	(883,041)	(23,516,638)	(1,342,861)	(37,284,564)
Net increase (decrease)	(100,983)	$(984,672)	(745,133)	$(20,629,446)

	Tradewinds Global All-Cap
	Year Ended 7/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	122,256	$3,303,667	447,933	$10,702,501
Class A – automatic conversion of Class B Shares	16,853	459,929	607	14,215
Class B – exchanges	—	—	25	589
Class C	76,152	2,042,418	153,018	3,615,481
Class R3	1,792	48,455	2,093	49,893
Class I	452,647	12,316,042	1,366,616	32,330,535
Shares issued to shareholders due to reinvestment of distributions:
Class A	27,377	741,923	55,665	1,307,005
Class B	—	—	57	1,326
Class C	5,720	153,911	8,896	207,555
Class R3	146	3,942	186	4,366
Class I	38,009	1,029,292	80,597	1,889,988
	740,952	20,099,579	2,115,693	50,123,454
Shares redeemed:
Class A	(1,522,420)	(41,034,065)	(6,596,462)	(156,842,989)
Class B	(996)	(24,735)	(30,058)	(710,251)
Class B – automatic conversion to Class A Shares	(17,091)	(459,929)	(616)	(14,215)
Class C	(1,038,715)	(27,722,698)	(3,354,281)	(79,012,898)
Class R3	(4,728)	(130,202)	(10,671)	(255,483)
Class I	(2,991,343)	(80,685,467)	(7,051,037)	(167,231,622)
	(5,575,293)	(150,057,096)	(17,043,125)	(404,067,458)
Net increase (decrease)	(4,834,341)	$(129,957,517)	(14,927,432)	$(353,944,004)

Nuveen Investments	63

Notes to Financial Statements (continued)

	Tradewinds International Value
	Year Ended 7/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	954,632	$23,533,903	2,224,377	$47,983,235
Class A – automatic conversion of Class B Shares	26,522	696,520	2,219	47,189
Class B – exchanges	1,035	24,864	72	1,429
Class C	64,572	1,540,014	67,795	1,387,062
Class R3	23,500	584,784	54,208	1,179,360
Class I	1,992,352	50,706,360	2,809,693	60,727,691
Shares issued to shareholders due to reinvestment of distributions:
Class A	144,735	3,632,849	326,204	6,801,350
Class B	760	18,218	3,419	68,087
Class C	13,999	335,418	40,822	813,171
Class R3	1,274	32,240	3,122	65,654
Class I	156,869	3,954,664	319,084	6,678,420
	3,380,250	85,059,834	5,851,015	125,752,648
Shares redeemed:
Class A	(2,709,424)	(67,651,318)	(6,805,666)	(146,137,048)
Class B	(51,200)	(1,196,872)	(75,375)	(1,542,355)
Class B – automatic conversion to Class A Shares	(27,889)	(696,520)	(2,327)	(47,189)
Class C	(389,316)	(9,226,193)	(1,038,325)	(21,325,059)
Class R3	(91,582)	(2,317,539)	(80,039)	(1,743,598)
Class I	(2,689,968)	(67,703,972)	(13,226,448)	(281,203,473)
	(5,959,379)	(148,792,414)	(21,228,180)	(451,998,722)
Net increase (decrease)	(2,579,129)	$(63,732,580)	(15,377,165)	$(326,246,074)

	Tradewinds Japan
	Year Ended 7/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	82,347	$1,987,066	99,923	$2,108,404
Class C	3,792	91,700	13,602	314,700
Class I	17,664	431,176	42,526	979,867
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,462	35,595	—	—
Class C	452	10,908	—	—
Class I	1,485	36,238	—	—
	107,202	2,592,683	156,051	3,402,971
Shares redeemed:
Class A	(93,563)	(2,249,010)	(88,974)	(2,019,178)
Class C	(2,373)	(56,201)	(12,785)	(247,772)
Class I	(45,172)	(1,112,159)	(101,287)	(2,011,945)
	(141,108)	(3,417,370)	(203,046)	(4,278,895)
Net increase (decrease)	(33,906)	$(824,687)	(46,995)	$(875,924)

5. Investment Transactions

Long-term purchases and sales during the fiscal year ended July 31, 2014, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Purchases	$32,762,820	$115,819,502	$90,506,013	$1,447,904
Sales	32,413,083	245,873,683	154,041,263	2,612,965

64	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Cost of investments	$43,029,877	$181,349,531	$326,925,708	$3,267,201
Gross unrealized:
Appreciation	$4,348,639	$30,935,798	$73,837,974	$1,000,400
Depreciation	(4,685,138)	(18,908,077)	(41,574,608)	(277,153)
Net unrealized appreciation (depreciation) of investments	$(336,499)	$12,027,721	$32,263,366	$723,247

Permanent differences, primarily due to federal taxes paid, foreign currency transactions and adjustments for investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2014, the Funds’ tax year end, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Capital paid-in	$—	$(64,482)	$19,213	$—
Undistributed (Over-distribution of) net investment income	(47,239)	(73,814)	1,806,381	86,297
Accumulated net realized gain (loss)	47,239	138,296	(1,825,594)	(86,297)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Funds’ tax year end, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Undistributed net ordinary income[1]	$73,643	$1,286,117	$12,721,262	$147,760
Undistributed net long-term capital gains	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2014 and July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Distributions from net ordinary income[1]	$318,331	$2,393,454	$8,647,025	$155,008
Distributions from net long-term capital gains	—	—	—	—

2013	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Distributions from net ordinary income[1]	$291,554	$4,157,987	$16,561,162	$—
Distributions from net long-term capital gains	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	65

Notes to Financial Statements (continued)

As of July 31, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan[2]
Expiration:
7/31/2018	$—	$—	$54,060,130	$—
Not subject to expiration	37,590,841	189,860,369	192,997,203	157,689
Total	$37,590,841	$189,860,369	$247,057,333	$157,689
[2]	A portion of Tradewinds Japan’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended July 31, 2014, the following Funds utilized capital loss carryforwards as follows:

	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Utilized capital loss carryforwards	$13,420,707	$13,488,058	$115,535

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Tradewinds Emerging Markets
Post-October capital losses[3]	$2,693,233
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2013 through July 31, 2014, the Fund’s tax year end.
[4]	Ordinary losses incurred from January 1, 2014 through July 31, 2014, and specified losses incurred from November 1, 2013 through July 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Advisor is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Funds , payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Japan Fund-Level Fee Rate
For the first $125 million	1.0000%	0.6900%	0.6900%	0.7000%
For the next $125 million	0.9875	0.6775	0.6775	0.6875
For the next $250 million	0.9750	0.6650	0.6650	0.6750
For the next $500 million	0.9625	0.6525	0.6525	0.6625
For the next $1 billion	0.9500	0.6400	0.6400	0.6500
For net assets over $2 billion	0.9250	0.6150	0.6150	0.6250

66	Nuveen Investments

The annual complex-level fee for each Funds , payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2014, the complex-level fee rate for each Fund was .1650%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.50%	November 30, 2014	1.85%
Tradewinds Global All-Cap	N/A	N/A	1.55
Tradewinds Japan	1.25	November 30, 2014	1.50
N/A	– Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2014, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Sales charges collected (Unaudited)	$5,782	$24,830	$35,234	$4,552
Paid to financial intermediaries (Unaudited)	5,123	21,742	31,298	4,017

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Commission advances (Unaudited)	$2,622	$16,131	$12,832	$917

Nuveen Investments	67

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
12b-1 fees retained (Unaudited)	$2,980	$18,673	$—	$3,497

The remaining 12b-1 fees charged to the were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2014, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
CDSC retained (Unaudited)	$287	$3,212	$2,315	$24

As of July 31, 2014, Nuveen owned shares of the Fund as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Class A Shares	$—	$—	$—	$—
Class C Shares	—	—	—	2,277
Class R3 Shares	1,179	—	—	N/A
Class I Shares	—	—	—	54,601

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB’’) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (‘ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that the Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Funds’ financial statements or footnote disclosures.

9. Subsequent Event

Agreement and Plan of Merger

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Funds.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

68	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Tradewinds Global Investors, LLC 2049 Century Park East Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Foreign Taxes: Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds International Value Fund paid qualifying foreign taxes of $70,291, $459,979 and $1,074,636, respectively, and earned $572,637, $3,499,891 and $9,313,937 of foreign source income, respectively, during the fiscal year ended July 31, 2014. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds International Value Fund hereby designate $0.05, $0.07 and $0.08 per share as foreign taxes paid, respectively, and $0.40, $0.52 and $0.67 per share as income earned from foreign sources, respectively, for the fiscal year ended July 31, 2014. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
% of QDI	100%	100%	100%	57%
% of DRD	0%	77%	1%	0%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	69

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Emerging Markets Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Japanese Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Japanese Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

70	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	203
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	203
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	203
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	203

Nuveen Investments	71

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	203
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	203
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	203
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	203
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	203

72	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	203

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	203
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	203

Nuveen Investments	73

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	204
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	204
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	204
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	204

74	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	204
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	204
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	204
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	75

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Tradewinds Global Investors, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

76	Nuveen Investments

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made a site visit to certain teams of the Sub-Adviser in October 2013.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the

78	Nuveen Investments

Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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In considering the performance data of the Funds, the Independent Board Members noted the following:

Nuveen Tradewinds Japan Fund had satisfactory performance compared to its peers. In this regard, the Board noted that the Fund performed in the third quartile over various periods.

Nuveen Tradewinds International Value Fund lagged its peers over the longer periods, but had better performance in the shorter periods. In this regard, although the Fund was in the fourth quartile in the three- and five-year periods, it was in the third quartile and outperformed its benchmark in the one-year period.

Nuveen Tradewinds Emerging Markets Fund (the “Tradewinds Emerging Markets Fund”) and Nuveen Tradewinds Global All-Cap Fund (the “Tradewinds Global All-Cap Fund”) lagged their respective peers and/or benchmarks over various periods. In this regard, the Tradewinds Emerging Markets Fund was in the fourth quartile and underperformed its benchmark in the one-, three- and five-year periods. In addition, the Tradewinds Global All-Cap Fund was in the fourth quartile in the one- and three-year periods and the third quartile in the five-year period and underperformed its benchmark in the one-, three- and five-year periods.

As described above, for Nuveen funds with challenged performance, the Board considered and discussed the factors contributing to the performance results and considered any steps that have been or should be taken to address performance issues. As a result of the departures of certain senior investment managers in 2012, the Board continues to monitor closely the operations and strategies of the Sub-Adviser. The Board recognized that 2013 was a challenging year for emerging markets, and exposure to emerging markets as well as gold holdings, among other things, contributed to the challenged performance of the Tradewinds Emerging Markets Fund and the Tradewinds Global All-Cap Fund. The Board, however, recognized the appointment of a new President for the Sub-Adviser who, together with the co-investment chiefs, will serve as the leadership team at the Sub-Adviser. The Board further noted the Adviser’s close monitoring and collaboration with the Sub-Adviser in addressing performance issues. The Board considered the steps the Sub-Adviser had taken to help address performance issues, including instituting certain modifications to its investment process, focusing on its core investment strategies and adjusting the portfolio management teams of the Tradewinds Emerging Markets Fund. With respect to the Tradewinds Global All-Cap Fund, the Board recognized that such Fund performed better in the second half of 2013 due, in part, to strong portfolio security selection across multiple sectors. The Board is encouraged by the steps taken and will continue to monitor the Sub-Adviser and the foregoing Funds.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below or in line with their respective peer averages.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

82	Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

84	Nuveen Investments

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

Nuveen Investments	85

Notes

86	Nuveen Investments

Notes

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-GRW-0714D        3174-INV-Y09/15

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Global Growth Fund	NGGAX	NGGCX	NGGRX	NGWIX
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQIX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resur-faced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the mar-kets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 22, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Growth Fund

Nuveen International Growth Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Tracy Stouffer, CFA, and Nancy Crouse, CFA, serve as co-managers of the Nuveen Global Growth Fund. Tracy Stouffer also serves as portfolio manager for the Nuveen International Growth Fund.

On April 30, 2014, the Board of Directors of Nuveen Investment Funds, Inc. approved the reorganization of Nuveen International Select Fund into the Nuveen International Growth Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen International Select Fund.

Here the portfolio managers discuss economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended July 31, 2014.

What factors affected the U.S. economy, equity and global markets during the twelve-month reporting period ended July 31, 2014?

During this reporting period, the U.S. economy continued its advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper its monthly asset purchases in $10 billion increments over the course of five consecutive meetings (December 2013 through June 2014). As of July 2014, the Fed’s monthly purchases comprise $15 billion in mortgage backed securities (versus the original $40 billion per month) and $20 billion in longer-term Treasury securities (versus $45 billion). Following its June 2014 meeting the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4.2%. In the previous quarter, GDP contracted at an annualized rate of 2.1%, the economy’s weakest quarter since the recession officially ended in June 2009. The decline during this period was attributed in part to the severe weather of the past winter, which deterred consumer spending and disrupted construction, production and shipping. The Consumer Price Index (CPI) rose 2.4% year-over-year as of July 2014, while the core CPI (which excludes food and energy) increased 1.9% during the same period, in line with the Fed’s unofficial longer term objective of 2.0% for this inflation measure. As of July 2014, the national unemployment rate remained at 6.2%, down from the 7.3% reported in July 2013, but still higher than levels that would provide consistent support for optimal GDP growth. During the last twelve months, the unemployment rate and the number of unemployed persons have declined by 1.1% and 1.7 million, respectively. The housing market continued to post gains as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended July 2014.

Several events touched off increased volatility in the financial markets. First, in May 2013, then-Fed Chairman Ben Bernanke’s remarks about tapering the Fed’s asset purchase program triggered widespread uncertainty about the next step for the Fed’s

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

quantitative easing program and its impact on the markets as well as the overall economy. Meanwhile, political debate over federal spending continued, as Congress failed to reach an agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.)

International developed markets performed well over the first half of the reporting period, rounding out a strong 2013, while emerging markets stumbled due to weakness in global growth and commodity prices combined with credit and liquidity concerns. In the early months of 2014, investors rotated aggressively away from stocks that had performed so well in 2013, most notably growth-oriented stocks in the biotechnology and internet-related areas, and back to value-oriented stocks. The very bullish expectations carried over from fourth quarter 2013 were dampened by cold weather conditions in the U.S., the political crisis over Russia’s military action in the Ukraine, commentary from new Fed chair Janet Yellen suggesting the potential for a sooner-than-expected rate hike and heightened volatility in Japan as corporates unwound equity positions in their fiscal year ends. China-related concerns also lingered due to poor export data as well as the first yuan-denominated debt default. In the final months of the reporting period, investors returned to their risk-taking ways after the Fed made comments indicating greater flexibility toward maintaining accommodative interest rate levels and the European Central Bank (ECB) announced the adoption of negative interest rates as a strategy to limit deflation risks. IPOs and secondary offerings continued unabated with mixed price results, while the merger and acquisition (M&A) boom continued. The process of inversion, which involves re-domiciling in a non-U.S. tax jurisdiction through M&A transactions with a foreign entity, gained traction as companies looked for ways to access liquidity trapped overseas and potentially lower taxes. While the latter half of the reporting period in particular had times of volatility, the markets continued to grind steadily higher in the face of both positive and negative news. While violence flared up in Iraq and tensions continued in Ukraine, these geopolitical events seemed to do little to rile markets; they mostly manifested in energy sector appreciation on rising oil prices. The performance strength and accompanying valuation premiums of U.S. equities compared with international equities continued, although markets were largely strong across the globe. Over the twelve-month reporting period ended July 31, 2014, the bellwether U.S. market gauge, the S&P 500 Index, returned 16.94%, followed relatively closely by the overseas-focused MSCI EAFE Index, which reported a 15.07% net return for the year.

How did the Funds perform during the twelve-month reporting period ended July 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and since inception periods ended July 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2014 and how did these strategies influence performance?

Nuveen Global Growth Fund

The Fund’s Class A Shares at NAV underperformed the MSCI World Index and outperformed the Lipper classification average during the twelve-month reporting period ended July 31, 2014.

The Fund’s investment process starts with the identification of nine to ten durable investment themes that describe global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. We then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign and domestic companies that are consistent with its investment themes to create a well-diversified portfolio.

Global markets generally experienced strong returns over the twelve-month reporting period as equity investors largely ignored geopolitical tensions and focused instead on reduced systemic risk, the supportive monetary policy environment, reduced inflationary pressures and moderate economic growth. Strong manufacturing data and continued merger and acquisition activity acted as

6	Nuveen Investments

further tailwinds for equities. With this backdrop, the Nuveen Global Growth Fund produced strong absolute returns and outperformed its Lipper classification average; however, it fell short of the benchmark MSCI World Index. We invested approximately 92% of the Fund’s portfolio in stocks from developed market countries during the reporting period and 6% in stocks from emerging market countries, with the remaining 2% in cash or cash equivalents. In terms of country contribution, the Fund’s positions in Germany, Denmark and Norway contributed the most on a relative basis. Countries that generally detracted versus the MSCI World Index included China, Italy and Japan. At the sector level, the Fund experienced favorable relative performance from stock selection within industrials, consumer staples and telecommunications services. However, security selection in the information technology, financial and consumer discretionary sectors detracted from performance. Also, a significant overweight in the consumer discretionary sector, one of the weakest performing sectors during the reporting period, was a drag on results.

In terms of individual holdings, the Fund’s top performing stock was once again found in the 3D printing or additive manufacturing industry. Voxeljet AG, a new listing from Germany in October 2013, was the Fund’s strongest performer during the reporting period. The company produces high-speed, large-format 3D printers and on-demand parts and molds for a variety of customers including the automobile manufacturing, aerospace, engineering and consumer products industries. Voxeljet distinguishes itself from competitors by using sand molds and by offering the largest build capacity for industrial printers. The Fund also benefited from investments in the changing energy landscape theme, which included a position in Vestas Wind Systems A/S. This Denmark-based manufacturer of wind power solutions performed well during the reporting period driven by strong earnings, which were a function of both better-than-expected revenues and margins. Investor optimism also grew surrounding the company’s further development of its offshore wind turbine business. Rounding out the Fund’s list of top performers was Delta Air Lines, Inc. in the industrials sector. Delta turned in strong results as U.S.-based airlines continued to benefit from several years of industry consolidation, which has led to a more rational financial and economic model for the overall airline industry. With fewer players, less excess capacity and better revenue management, the profitability of the entire industry has improved. Furthermore, Delta performed exceptionally well as the company continued to lower its debt level, increase its dividend and produce returns in excess of its cost of capital. As further testament to the company’s strength, Delta was able to report a strong first-quarter earnings despite more than 17,000 flight cancellations in the airline industry due to poor weather conditions over the winter months.

The Fund’s most significant detractor during the reporting period was a new listing from Hong Kong: on-line game developer BAIOO Family Interactive Ltd. The company went public in April 2014 during a time when the internet gaming sector, along with the technology sector in general, was declining dramatically in price. This created very negative sentiment for BAIOO despite its large market share and unique position as China’s leading provider of online entertainment and educational tools for children. As a result, we sold out of the Fund’s position. PowerSecure International, a U.S. provider of energy efficient and “smart grid” technologies to electric utilities and their commercial customers, also underperformed during the reporting period. After advancing strongly through mid-March 2014, its shares fell in the latter months of the reporting period as the company faced operational challenges that led to disappointing first quarter earnings and analyst downgrades. These issues also resulted in reduced expectations for the balance of 2014 and raised the risk profile of the stock, causing us to eliminate PowerSecure International from the Fund’s portfolio. Additionally, our position in Bank of Ireland hindered the Fund’s results during the reporting period. We originally purchased Bank of Ireland because the company offers exposure to pure-play retail and commercial banking in an Irish economy that is on the road to recovery following the financial crisis. However, Bank of Ireland’s shares fell in the second half of the reporting period, largely driven by a reduction of investor appetite for Eurozone financials. While the economic recovery is evident in Ireland, the market became concerned that the improved outlook was not translating into loan volume growth for this firm and we sold our position.

Regarding Fund positioning, we continued to favor and overweight consumer discretionary, information technology and industrials in the Fund, while underweighting financials, energy and consumer staples. We also focused on finding new ideas in the areas of energy efficiency and new manufacturing techniques. For example, we selectively added to investment opportunities related to eco-friendly cars, light-emitting diode (LED) lighting and wind/solar power. We recently established a position in Tesla Motors Inc., an innovative high tech electric luxury vehicle manufacturer. Tesla is at the forefront of improving battery technology for electric cars, which will lead to less charging time and longer driving ranges. We also initiated a position in Abengoa S.A., which is domiciled in Spain but has most of its exposure in North and South America, and is focused on sustainability in the energy and environmental sectors, including generating electricity from solar and biofuels, desalination automation and water recycling.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

We also found a number of interesting opportunities related to the trend toward autonomous or self-driving vehicles, including companies that develop navigation systems and electronic components such as sensors, connectors and cameras. Active safety or Advanced Driver Assistance Safety (ADAS) features such as rear-facing cameras, automated emergency braking systems (AEBS) and lane departure warning systems are some of the key technologies used to reduce collisions and lower insurance costs. Additions to the Fund’s portfolio in these areas included Delphi Automotive plc (U.K.) and Nidec Corp. (Japan).

In addition, we added several names that offer solid participation in the continued growth in production for North American energy products. For example, we added to liquefied petroleum gas (LPG) shipping companies that are benefiting from the shale-driven boom in U.S. LPG exports. In the U.S., we also added exposure to companies that benefit from on-shore production activity.

On a country basis, we have increased the Fund’s exposure to Japan and select emerging markets, while decreasing its weight in Germany and the U.K. In Japan, we believe more policy actions and reforms are forthcoming as part of the three-pronged strategy implemented by Prime Minister Abe to reduce excessive government debt and end the deflationary spiral that has plagued the country’s economy for years. We expect Japan’s real GDP to increase in the second half of 2014 led by capital expenditures and a rebound in consumer spending following the significant consumption tax increase in April. In addition, we are seeing an improvement in the bank credit cycle and positive earnings momentum, while at the same time Japanese institutions are moving out of the bond market and increasing their exposure to equities. A recent addition to the Fund was temporary staffing services company Temp Holdings Co Ltd., which we believe will benefit from the labor shortage in Japan.

In terms of emerging markets, we are focused on increasing the Fund’s exposure to China and Taiwan. With China’s manufacturing sector stabilizing, its export growth outlook improving plus the country’s targeted easing measures, the Chinese market is more attractive as an investment opportunity. Also, the Chinese government is making specific efforts to restructure many of its state-owned enterprises. Stock valuations in China are attractive and earnings revisions are improving. Meanwhile, Taiwan continues to be the beneficiary of global demand trends in technology such as smartphones, automation and LEDs.

The increase in emerging markets was funded by a reduction in the weighting of the U.K. The strength of the pound is hurting the competitiveness of the U.K.’s manufacturing sector, while at the same time the government is discussing bringing forward its target date for normalization of interest rates, which is hurting sentiment in the property sector. We also reduced the Fund’s exposure to Germany and ended the reporting period with an underweight. Germany’s stock market was weak late in the reporting period as this Eurozone nation has the most exposure to the conflict between Ukraine and Russia.

Nuveen International Growth Fund

The Fund’s Class A Shares at NAV performed in line with the MSCI EAFE Index and outperformed the Lipper classification average during the twelve-month reporting period ended July 31, 2014.

The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well-diversified portfolio.

International markets generally experienced strong returns over the twelve-month reporting period as equity investors largely ignored geopolitical tensions and focused instead on reduced systemic risk, the supportive monetary policy environment, reduced inflationary pressures and moderate economic growth. Strong manufacturing data and continued merger and acquisition activity acted as further tailwinds for equities. With this backdrop, the Nuveen International Growth Fund produced strong absolute returns and outpaced its Lipper classification average, while performing in line with the benchmark MSCI EAFE Index. We invested the majority of the Fund’s portfolio in stocks from developed market countries during the reporting period and a moderate amount in stocks from emerging market countries. In terms of country contribution, the Fund’s positions in Germany, Norway and Canada contributed the most on a relative basis. Countries that generally detracted versus the MSCI EAFE Index included Japan, Italy and

8	Nuveen Investments

Australia. At the sector level, the Fund experienced favorable relative performance from stock selection within industrials and health care. However, security selection in the consumer discretionary, information technology and financial sectors detracted.

In terms of individual holdings, the Fund’s top performing stock was once again found in the 3D printing or additive manufacturing industry. Voxeljet AG, a new listing from Germany in October 2013, was the Fund’s strongest performer over the twelve-month reporting period. The company produces high-speed, large-format 3D printers and on-demand parts and molds for a variety of customers including the automobile manufacturing, aerospace, engineering and consumer products industries. Voxeljet distinguishes itself from competitors by using sand molds and by offering the largest build capacity for industrial printers. The Fund also benefited from investments in the changing energy landscape theme, which included a position in Vestas Wind Systems A/S. This Denmark-based manufacturer of wind power solutions performed well during the reporting period driven by strong earnings, which were a function of both better-than-expected revenues and margins. Investor optimism also grew surrounding the company’s further development of its offshore wind turbine business. In addition, the Fund experienced strong results again from Israeli manufacturer CaesarStone Sdot-Yam Ltd., a global leader in the rapidly expanding quartz countertop market. The company continued to benefit from improving housing markets in North America and Australia, topping analysts’ estimates for revenues and earnings during the reporting period. CaesarStone offers a compelling value proposition with its engineered stone-based countertops that have superior physical properties versus granite in a similar price range.

The Fund’s most significant detractor during the reporting period was a new listing from Hong Kong: on-line game developer BAIOO Family Interactive Ltd. The company went public in April 2014 during a time when the internet gaming sector, along with the technology sector in general, was declining dramatically in price. This created very negative sentiment for BAIOO despite its large market share and unique position as China’s leading provider of online entertainment and educational tools for children. As a result, we sold out of the Fund’s position. Also, the Fund experienced underperformance from its position in Italcementi S.p.A., an Italian firm that produces cement, ready-mix concrete and construction aggregates. As the company goes through a multi-year restructuring program, its shares fell in the final months of the reporting period due to a dilutive rights issue combined with continued soft industry fundamentals. These issues caused us to sell out of the Fund’s position in Italcementi. Additionally, shares of Bank of Ireland hindered the Fund’s results during the reporting period. We originally purchased Bank of Ireland because the company offers exposure to pure-play retail and commercial banking in an Irish economy that is on the road to recovery following the financial crisis. However, Bank of Ireland’s shares fell in the second half of the reporting period, largely driven by a reduction of investor appetite for Eurozone financials. While the economic recovery is evident in Ireland, the market became concerned that the improved outlook was not translating into loan volume growth for this firm and we sold our position.

Regarding Fund positioning, we continue to favor and overweight information technology, consumer discretionary and industrials, while underweighting financials and consumer staples. We also focused on finding new ideas in the areas of energy efficiency and new manufacturing techniques. For example, we selectively added to investment opportunities related to eco-friendly cars, light-emitting diode (LED) lighting and wind/solar power. We initiated a position in Abengoa S.A., which is domiciled in Spain but has most of its exposure in North and South America, and is focused on sustainability in the energy and environmental sectors, including generating electricity from solar and biofuels, desalination automation and water recycling.

We also found a number of interesting opportunities related to the trend toward autonomous or self-driving vehicles, including companies that develop navigation systems and electronic components such as sensors, connectors and cameras. Active safety or Advanced Driver Assistance Safety (ADAS) features such as rear-facing cameras, automated emergency braking systems (AEBS) and lane departure warning systems are some of the key technologies used to reduce collisions and lower insurance costs. Additions to the Fund’s portfolio in these areas included: Clarion Co., Ltd. (Japan), Nidec Corp. (Japan), Sunny Optical Technology Co. Ltd. (China) and TE Connectivity Ltd. (Switzerland).

In addition, we added several names that offer solid participation in the continued growth in production for North American energy products. For example, we added to liquefied petroleum gas (LPG) shipping companies that are benefiting from the shale-driven boom in U.S. LPG exports.

On a country basis, we have increased the Fund’s exposure to Japan and select emerging markets, while decreasing its weight in Germany and the U.K. In Japan, we believe more policy actions and reforms are forthcoming as part of the three-pronged strategy implemented by Prime Minister Abe to reduce excessive government debt and end the deflationary spiral that has plagued the

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

country’s economy for years. We expect Japan’s real GDP to increase in the second half of 2014 led by capital expenditures and a rebound in consumer spending following the significant consumption tax increase in April. In addition, we are seeing an improvement in the bank credit cycle and positive earnings momentum, while at the same time Japanese institutions are moving out of the bond market and increasing their exposure to equities. A recent addition to the Fund was temporary staffing services company Temp Holdings Co Ltd., which we believe will benefit from the labor shortage in Japan.

In terms of emerging markets, we are focused on increasing the Fund’s exposure to China and Taiwan. With China’s manufacturing sector stabilizing, its export growth outlook improving plus the country’s targeted easing measures, the Chinese market is more attractive as an investment opportunity. Also, the Chinese government is making specific efforts to restructure many of its state-owned enterprises. Stock valuations in China are attractive and earnings revisions are improving. Meanwhile, Taiwan continues to be the beneficiary of global demand trends in technology such as smartphones, automation and LEDs.

The increase in emerging markets was funded by a reduction in the weighting of the U.K. The strength of the pound is hurting the competitiveness of the U.K.’s manufacturing sector, while at the same time the government is discussing bringing forward its target date for normalization of interest rates, which is hurting sentiment in the property sector. We also reduced the Fund’s exposure to Germany and ended the reporting period with an underweight. Germany’s stock market was weak late in the reporting period as this Eurozone nation has the most exposure to the conflict between Ukraine and Russia.

10	Nuveen Investments

Risk Considerations

Nuveen Global Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen International Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	11

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12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Global Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	14.55%	14.25%	17.60%
Class A Shares at maximum Offering Price	7.97%	12.91%	16.29%
MSCI World Index	15.96%	12.77%	15.92%
Lipper Global Multi-Cap Growth Funds Classification Average	13.64%	11.94%	15.37%

Class C Shares	13.72%	13.40%	16.73%
Class R3 Shares	14.29%	13.97%	17.31%
Class I Shares	14.85%	14.53%	17.90%

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	28.00%	16.84%	18.90%
Class A Shares at maximum Offering Price	20.64%	15.46%	17.55%
Class C Shares	27.09%	15.97%	18.02%
Class R3 Shares	27.72%	16.55%	18.61%
Class I Shares	28.35%	17.13%	19.20%

Since inception returns are from 4/24/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	10.14%	10.03%	9.16%	9.13%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	15.21%	13.74%	17.94%
Class A Shares at maximum Offering Price	8.59%	12.40%	16.62%
MSCI EAFE Index	15.07%	9.40%	13.40%
Lipper International Multi-Cap Growth Funds Classification Average	11.53%	9.19%	13.20%

Class C Shares	14.33%	12.90%	17.07%
Class R3 Shares	14.85%	13.44%	17.63%
Class I Shares	15.48%	14.02%	18.23%

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	26.83%	16.57%	19.07%
Class A Shares at maximum Offering Price	19.53%	15.20%	17.71%
Class C Shares	25.93%	15.72%	18.20%
Class R3 Shares	26.44%	16.26%	18.75%
Class I Shares	27.13%	16.86%	19.36%

Since inception returns are from 4/24/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.93%	2.70%	2.22%	1.72%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Holding

Summaries as of July 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	97.7%
Exchange-Traded Funds	0.6%
Investment Companies	0.9%
Short-Term Investments	0.9%
Other Assets Less Liabilities	(0.1)%

Country Allocation

(% of net assets)

United States	53.6%
United Kingdom	6.8%
Japan	5.7%
China	5.3%
Canada	5.1%
Switzerland	3.4%
Germany	2.5%
Sweden	2.0%
Denmark	1.8%
Netherlands	1.8%
Taiwan	1.6%
Other Countries	10.5%
Other Assets Less Liabilities	(0.1)%

Portfolio Composition

(% of net assets)

Pharmaceuticals	7.1%
Food Products	6.4%
Media	5.3%
Oil, Gas & Consumable Fuels	5.2%
Machinery	4.5%
Electrical Equipment	4.4%
Semiconductors & Equipment	4.0%
Banks	3.7%
Metals & Mining	3.7%
Energy Equipment & Services	3.6%
Internet & Catalog Retail	3.4%
Software	3.0%
Biotechnology	2.9%
Electronic Equipment & Instruments	2.7%
IT Services	2.5%
Capital Markets	2.2%
Wireless Telecommunication Services	2.1%
Road & Rail	2.1%
Health Care Providers & Services	2.0%
Diversified Financial Services	2.0%
Real Estate Management & Development	1.8%
Hotels, Restaurants & Leisure	1.8%
Internet Software & Services	1.7%
Life Sciences Tools & Services	1.6%
Exchange-Traded Funds	0.6%
Investment Companies	0.9%
Short-Term Investments	0.9%
Other Industries	18.0%
Other Assets Less Liabilities	(0.1)%

Top Five Common Stock Holdings

(% of net assets)

priceline.com Incorporated	2.2%
SBA Communications Corporation	2.1%
Visa Inc.	2.0%
Starbucks Corporation	1.8%
Google Inc., Class A	1.7%

18	Nuveen Investments

Nuveen International Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	94.9%
Exchange-Traded Funds	0.8%
Investment Companies	0.8%
Short-Term Investments	1.7%
Other Assets Less Liabilities	1.8%

Country Allocation

(% of net assets)

Japan	18.0%
United Kingdom	10.6%
China	10.5%
Canada	10.0%
Switzerland	5.6%
Taiwan	4.8%
Norway	3.7%
Hong Kong	3.5%
United States	3.3%
Germany	2.9%
Sweden	2.7%
Italy	2.5%
France	2.5%
Other Countries	17.6%
Other Assets Less Liabilities	1.8%

Portfolio Composition

(% of net assets)

Pharmaceuticals	6.5%
Machinery	5.9%
Metals & Mining	5.5%
Oil, Gas & Consumable Fuels	4.7%
Semiconductors & Equipment	4.7%
Electronic Equipment & Instruments	4.3%
Banks	4.2%
Real Estate Management & Development	4.1%
Internet Software & Services	4.0%
Diversified Financial Services	3.8%
Food Products	3.1%
Hotels, Restaurants & Leisure	3.0%
Media	2.8%
Construction & Engineering	2.6%
Electrical Equipment	2.1%
Road & Rail	1.9%
Capital Markets	1.7%
Household Durables	1.7%
Chemicals	1.6%
Transportation Infrastructure	1.6%
Multiline Retail	1.6%
Textiles, Apparel & Luxury Goods	1.6%
Energy Equipment & Services	1.6%
Food & Staples Retailing	1.5%
Exchange-Traded Funds	0.8%
Investment Companies	0.8%
Short-Term Investments	1.7%
Other Industries	18.8%
Other Assets Less Liabilities	1.8%

Top Five Common Stock Holdings

(% of net assets)

Orix Corporation	1.8%
Roche Holdings AG	1.5%
Rio Tinto PLC, Sponsored ADR	1.2%
Baidu Inc., ADR	1.2%
Element Financial Corporation	1.2%

Nuveen Investments	19

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2014.

The beginning of the period for the Funds is February 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Growth Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$962.20	$958.70	$961.40	$963.60
Expenses Incurred During Period	$6.91	$10.54	$8.12	$5.70
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.75	$1,014.03	$1,016.51	$1,018.99
Expenses Incurred During Period	$7.10	$10.84	$8.35	$5.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen International Growth Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$979.20	$975.30	$977.30	$980.20
Expenses Incurred During Period	$6.97	$10.63	$8.14	$5.74
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.75	$1,014.03	$1,016.56	$1,018.99
Expenses Incurred During Period	$7.10	$10.84	$8.30	$5.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.66% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	21

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Growth Fund and Nuveen International Growth Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2014

22	Nuveen Investments

Nuveen Global Growth Fund

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.2%

	COMMON STOCKS – 97.7%

	Aerospace & Defense – 0.4%

10,441	CybAero AB, (2), (3)	$57,431

	Auto Components – 1.6%

1,980	Brembo SpA, (3)	72,751

2,347	Delphi Automotive PLC	156,780
	Total Auto Components	229,531

	Automobiles – 0.3%

199	Tesla Motors Inc., (2)	44,437

	Banks – 3.7%

148,000	Agricultural Bank of China, (3)	71,699

108,500	China Minsheng Banking Corporation, (3)	112,079

24,005	IntesaSanpaolo SpA, (3)	71,286

19,300	Mitsubishi UFJ Financial Group Inc., (3)	113,818

1,380	Signature Bank, (2)	157,858
	Total Banks	526,740

	Beverages – 1.1%

1,809	Constellation Brands, Inc., Class A, (2)	150,617

	Biotechnology – 2.9%

1,993	Alkermes Inc., (2)	85,221

2,413	Gilead Sciences, Inc., (2)	220,910

2,784	Grifols SA, ADR	102,089
	Total Biotechnology	408,220

	Capital Markets – 2.2%

92,500	China Galaxy Securities Company, (3)	69,693

372	Leonteq AG	74,461

5,101	Morgan Stanley	164,966
	Total Capital Markets	309,120

	Chemicals – 0.5%

19	Sika AG, (3)	73,910

	Computers & Peripherals – 0.5%

1,508	3D Systems Corporation, (2)	75,596

	Construction & Engineering – 0.6%

14,947	Abengoa SA, Class B, (3)	79,465

Nuveen Investments	23

Nuveen Global Growth Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	Construction Materials – 1.5%

2,327	Eagle Materials Inc.	$211,338

	Diversified Consumer Services – 0.5%

4,970	LifeLock, Incorporated, (2)	68,984

	Diversified Financial Services – 2.0%

6,500	Element Financial Corporation, (2)	84,413

12,300	Orix Corporation, (3)	198,784
	Total Diversified Financial Services	283,197

	Electrical Equipment – 4.4%

3,506	Generac Holdings Inc., (2)	152,160

1,600	Nidec Corporation, (3)	104,203

1,359	Rockwell Automation, Inc.	151,746

1,200	Solarcity Corporation, (2)	85,836

2,979	Vesta Wind Systems A/S, (2), (3)	134,315
	Total Electrical Equipment	628,260

	Electronic Equipment & Instruments – 2.7%

2,543	Cognex Corporation	104,212

11,000	Delta Electronics Inc., (3)	74,750

952	IPG Photonics Corporation, (2)	64,117

4,451	Trimble Navigation Limited, (2)	137,536
	Total Electronic Equipment & Instruments	380,615

	Energy Equipment & Services – 3.6%

4,900	Canyon Services Group Inc.	70,465

2,993	Halliburton Company	206,487

4,662	Nabors Industries Inc.	126,620

8,500	Precision Drilling Corporation	105,943
	Total Energy Equipment & Services	509,515

	Food & Staples Retailing – 0.6%

2,900	Alimentation Couche-Tard B Shares	79,365

	Food Products – 6.4%

1,552	Aryzta AG, (3)	140,379

8,215	Boulder Brands Inc., (2)	93,240

16,761	Greencore Group PLC	74,791

2,234	Hain Celestial Group Inc., (2)	191,007

1,438	Kerry Group PLC, Class A Shares, (3)	106,650

3,854	Mondelez International Inc.	138,744

11,689	Scandi Standard AB, (2)	77,947

2,979	WhiteWave Foods Company, (2)	88,744
	Total Food Products	911,502

24	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.1%

4,589	Insulet Corporation, (2)	$162,175

	Health Care Providers & Services – 2.0%

4,627	Catamaran Corporation, (2)	210,482

1,685	Ramsay Health Care Limited, (3)	75,068
	Total Health Care Providers & Services	285,550

	Health Care Technology – 0.6%

1,884	Medidata Solutions, Inc., (2)	84,479

	Hotels, Restaurants & Leisure – 1.8%

3,273	Starbucks Corporation	254,247

	Household Durables – 0.6%

3,331	Bellway PLC, (3)	84,551

	Household Products – 0.5%

2,797	Svenska Cellulosa AB, B Shares, (3)	68,879

	Independent Power & Renewable Energy Producers – 1.4%

4,212	Abengoa Yield PLC, (2)	152,390

1,300	TerraForm Power, Inc., (2)	39,975
	Total Indpt Power & Renewable Elec Producers	192,365

	Internet & Catalog Retail – 3.4%

2,700	Jumei International Holding Limited, ADR, (2)	77,058

250	priceline.com Incorporated, (2)	310,613

430	Vipshop Holdings Limited, ADR, (2)	88,382
	Total Internet & Catalog Retail	476,053

	Internet Software & Services – 1.7%

419	Google Inc., Class A, (2)	242,831

	IT Services – 2.5%

1,370	Visa Inc.	289,084

1,792	WireCard AG, (3)	66,470
	Total IT Services	355,554

	Life Sciences Tools & Services – 1.6%

238	Eurofins Scientific, (3)	70,962

1,000	Illumina Inc., (2)	159,910
	Total Life Sciences Tools & Services	230,872

	Machinery – 4.5%

3,104	Arcam AB, (2), (3)	85,112

150,000	China CNR Corp Limited, (2)	125,806

3,300	Komatsu, Ltd, (3)	73,185

3,127	SLM Solutions Group AG, (2)	81,023

Nuveen Investments	25

Nuveen Global Growth Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	Machinery (continued)

3,900	Stabilus GmbH, (2)	$130,035

1,462	WABCO Holdings Inc.	142,516
	Total Machinery	637,677

	Marine – 0.6%

190,000	SITC International Holdings Company Limited, (3)	83,531

	Media – 5.3%

1,914	CyberAgent Inc., (3)	64,160

1,900	Dentsu Inc., (3)	75,252

2,274	Discovery Communications inc., Class A Shares, (2)	193,768

2,699	Imax Corporation, (2)	70,957

623	Naspers Limited, (3)	76,615

43,000	NeuLion Inc., (2)	45,352

7,016	Twenty First Century Fox Inc., Class Bq Shares	222,127
	Total Media	748,231

	Metals & Mining – 3.7%

7,454	Alcoa Inc.	122,171

4,974	Constellium N.V., Class A Shares, (2)	144,147

39,000	Jiangxi Copper Company Limited, (3)	74,255

1,383	Rio Tinto PLC, Sponsored ADR	79,232

5,642	Stillwater Mining Company, (2)	100,992
	Total Metals & Mining	520,797

	Multiline Retail – 0.6%

15,538	Poundland Group Holdings Limited, (2), (3)	84,396

	Oil, Gas & Consumable Fuels – 5.2%

4,644	Avance Gas Holdings Limited	104,902

7,893	BW LPG Limited, (3)	101,550

7,600	DeeThree Exploration Limited, (2)	79,879

1,384	Golar LNG, Limited	85,268

908	Pioneer Natural Resources Company	201,086

2,241	Range Resources Corporation	169,397
	Total Oil, Gas & Consumable Fuels	742,082

	Pharmaceuticals – 7.1%

1,075	Actavis PLC, (2)	230,330

1,072	AstraZeneca PLC, (3)	78,274

573	Bayer AG, (3)	75,582

30,300	Genomma Lab Internacional SAB de CV, (2)	81,022

2,770	Novo Nordisk AS, Class B, (3)	127,509

660	Roche Holdings AG, (3)	191,536

26	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

2,690	Shire plc, (3)	$221,409
	Total Pharmaceuticals	1,005,662

	Professional Services – 0.6%

2,600	Temp Holdings Co., Ltd, (3)	82,457

	Real Estate Management & Development – 1.8%

3,000	Mitsui Fudosan Co., Ltd, (3)	99,071

34,000	Shimao Prpoerty Holdings Limited, (3)	78,174

689,500	Summarecon Agung Tbk PT, (3) WI/DD	79,114
	Total Real Estate Management & Development	256,359

	Road & Rail – 2.1%

609	Canadian Pacific Railway Limited	115,680

8,912	Swift Transportation Company, (2)	182,250
	Total Road & Rail	297,930

	Semiconductors & Equipment – 4.0%

2,545	Ambarella, Incorporated, (2)	72,812

33,000	Epistar Corporation, (3)	71,847

4,968	Micron Technology, Inc., (2)	151,771

1,831	NXP Semiconductors NV, (2)	114,163

9,712	Rubicon Technology Inc., (2)	73,131

3,575	Silicon Motion Technology Corporation, ADR	82,440
	Total Semiconductors & Equipment	566,164

	Software – 3.0%

2,322	BasWare Oyj, (3)	103,010

2,586	ServiceNow Inc., (2)	152,056

2,650	Tableau Software Inc., Class A, (2)	172,250
	Total Software	427,316

	Specialty Retail – 1.1%

1,984	Home Depot, Inc.	160,406

	Textiles, Apparel & Luxury Goods – 0.5%

1,200	Gildan Activewear Inc.	70,315

	Trading Companies & Distributors – 1.0%

1,337	United Rentals Inc., (2)	141,588

	Transportation Infrastructure – 1.0%

771	Flughafen Wien AG, (3)	72,330

5,638	Groupe Eurotunnel SA, (3)	74,612
	Total Transportation Infrastructure	146,942

	Water Utilities – 0.8%

178,000	Beijing Enterprises Water Group, (3)	116,373

Nuveen Investments	27

Nuveen Global Growth Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)			Value

	Wireless Telecommunication Services – 2.1%

2,823	SBA Communications Corporation, (2)			$301,863
	Total Common Stocks (cost $13,089,759)			13,855,488

Shares	Description (1), (4)			Value

	EXCHANGE-TRADED FUNDS – 0.6%

1,943	Market Vectors India Small-Cap Index ETF			$89,125
	Total Exchange-Traded Funds (cost $95,249)			89,125

Shares	Description (1), (4)			Value

	INVESTMENT COMPANIES – 0.9%

5,652	WisdomTree India Earnings Fund			$123,892
	Total Investment Companies (cost $125,996)			123,892
	Total Long-Term Investments (cost $13,311,004)			14,068,505

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.9%

$121	Repurchase Agreement with Fixed Income Clearing Corpoation, dated 7/31/14, repurchase price $120,840 collateralized by $90,000 U.S. Treasury Bonds, 8.125%, due 8/15/21, value $128,214	0.000%	8/01/14	$120,840
	Total Short-Term Investments (cost $120,840)			120,840
	Total Investments (cost $13,431,844) – 100.1%			14,189,345
	Other Assets Less Liabilities – (0.1)%			(17,682)
	Net Assets – 100%			$14,171,663

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	A copy of the most recent financial statements for the exchange-traded funds and investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

ADR	American Depositary Receipt.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

28	Nuveen Investments

Nuveen International Growth Fund

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.5%

	COMMON STOCKS – 94.9%

	Aerospace & Defense – 1.2%

127,868	CybAero AB, (2), (3)	$703,342

41,568	Empresa Brasileira de Aeronautica S.A, ADR	1,581,247
	Total Aerospace & Defense	2,284,589

	Air Freight & Logistics – 0.6%

1,784,000	Sinotrans Limited, (3)	1,104,888

	Auto Components – 1.3%

30,377	Brembo SpA, (3)	1,116,140

881,000	Hota Industrial Manufacturing Company Limited, (3)	1,476,156
	Total Auto Components	2,592,296

	Banks – 4.2%

2,708,000	Agricultural Bank of China, (3)	1,311,891

2,209,500	China Minsheng Banking Corporation, (3)	2,282,379

26,048	ICICI Bank Limited, ADR	1,302,921

551,994	IntesaSanpaolo SpA, (3)	1,639,214

265,300	Mitsubishi UFJ Financial Group Inc., (3)	1,564,554
	Total Banks	8,100,959

	Beverages – 0.6%

90,392	Britvic PLC, (3)	1,068,160

	Biotechnology – 0.9%

46,919	Grifols SA, ADR	1,720,520

	Capital Markets – 1.7%

1,415,500	China Galaxy Securities Company, (3)	1,066,495

29,600	Jafco Company Limited, (3)	1,142,652

5,903	Leonteq AG	1,181,574
	Total Capital Markets	3,390,721

	Chemicals – 1.6%

5,151,700	D&L Industries, Incorporated, (3)	1,286,649

496	Sika AG, (3) WI/DD	1,929,447
	Total Chemicals	3,216,096

	Commercial Services & Supplies – 0.3%

22,800	Black Diamond Group Limited	612,893

	Communications Equipment – 0.5%

18,619	EI Towers SPA, (3)	1,002,369

Nuveen Investments	29

Nuveen International Growth Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	Computers & Peripherals – 0.5%

121,346	Nokia Oyj, ADR	$962,274

	Construction & Engineering – 2.6%

367,582	Abengoa SA, Class B, (3)	1,954,230

3,615,000	China Railway Group Limited, Class H, (3)	1,924,098

250,000	Kajima Corporation, (3)	1,162,515
	Total Construction & Engineering	5,040,843

	Construction Materials – 0.6%

318,000	Taiheiyo Cement Corporation, (3)	1,231,231

	Diversified Consumer Services – 1.2%

277,551	G8 Education Limited, (3) WI/DD	1,267,070

53,824	Nord Anglia Education Inc., (2)	1,011,891
	Total Diversified Consumer Services	2,278,961

	Diversified Financial Services – 3.8%

180,800	Element Financial Corporation, (2), WI/DD	2,347,987

45,117	London Stock Exchange Group, (3)	1,471,668

217,800	Orix Corporation, (3)	3,519,925
	Total Diversified Financial Services	7,339,580

	Electrical Equipment – 2.1%

10,700	Mabuchi Motor Company Limited, (3)	843,878

29,900	Nidec Corporation, (3)	1,947,287

30,467	Vesta Wind Systems A/S, (2), (3)	1,373,672
	Total Electrical Equipment	4,164,837

	Electronic Equipment & Instruments – 4.3%

326,000	Delta Electronics Inc., (3)	2,215,314

1,203,000	PAX Global Technology Limited, (2), (3)	922,152

789,000	Sunny Optical Technology Group Company, Limited, (3)	1,033,639

34,797	TE Connectivity Limited	2,153,586

89,400	Topcon Corporation, (3)	2,042,849
	Total Electronic Equipment & Instruments	8,367,540

	Energy Equipment & Services – 1.6%

79,300	Canyon Services Group Inc., WI/DD	1,140,390

151,900	Precision Drilling Corporation	1,893,265
	Total Energy Equipment & Services	3,033,655

	Food & Staples Retailing – 1.5%

72,700	Alimentation Couche-Tard B Shares WI/DD	1,989,607

7,900	COSMOS Pharmaceutical Corporation, (3)	968,116
	Total Food & Staples Retailing	2,957,723

30	Nuveen Investments

Shares	Description (1)	Value

	Food Products – 3.1%

22,748	Aryzta AG, (3)	$2,057,568

237,026	Greencore Group PLC	1,057,652

26,190	Kerry Group PLC, Class A Shares, (3)	1,942,395

151,481	Scandi Standard AB, (2)	1,010,137
	Total Food Products	6,067,752

	Health Care Equipment & Supplies – 1.2%

26,300	Asahi Intecc Company Limited, (3)	1,090,751

37,500	CYBERDYNE Inc., (2), (3)	1,329,945
	Total Health Care Equipment & Supplies	2,420,696

	Health Care Providers & Services – 0.9%

40,007	Ramsay Health Care Limited, (3) WI/DD	1,782,338

	Hotels, Restaurants & Leisure – 3.0%

38,769	Accor SA, (3)	1,877,490

34,900	Amaya Gaming Group, Inc., (2)	931,435

33,300	H.I.S. Company Limited, (3)	1,045,557

24,028	Intercontinental Hotels Group, ADR	970,491

14,925	Whitbread PLC, (3)	1,080,799
	Total Hotels, Restaurants & Leisure	5,905,772

	Household Durables – 1.7%

76,843	Bellway PLC, (3)	1,950,501

344,000	Clarion Co., Limited, (2), (3)	1,370,139
	Total Household Durables	3,320,640

	Household Products – 1.0%

78,391	Svenska Cellulosa AB, B Shares, (3)	1,930,459

	Independent Power & Renewable Energy Producers – 1.0%

56,135	Abengoa Yield PLC, (2)	2,030,964

	Internet & Catalog Retail – 1.3%

36,400	Jumei International Holding Limited, ADR, (2)	1,038,856

6,856	Vipshop Holdings Limited, ADR, (2)	1,409,182
	Total Internet & Catalog Retail	2,448,038

	Internet Software & Services – 4.0%

11,208	Baidu Inc., ADR, (2)	2,421,488

62,800	F@N Communications Inc., (3)	963,278

96,800	Kakaku.Com Inc., (3)	1,638,245

2,648	NHN Corporation, (3)	1,890,794

78,502	Opera Software ASA, (3)	920,166
	Total Internet Software & Services	7,833,971

Nuveen Investments	31

Nuveen International Growth Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	IT Services – 0.5%

25,540	WireCard AG, (3)	$947,339

	Leisure Equipment & Products – 0.5%

8,300	Shimano Inc., (3)	968,948

	Life Sciences Tools & Services – 0.5%

3,161	Eurofins Scientific, (3)	942,477

	Machinery – 5.9%

55,845	Arcam AB, (2), (3)	1,531,283

2,331,500	China CNR Corp Limited, (2)	1,955,439

172,457	Hexagon Composites ASA, (3)	1,006,340

86,500	Komatsu, Ltd, (3)	1,918,337

59,289	Meyer Burger Technology AG, (2), (3)	697,172

73,000	Minebea Company Limited, (3)	868,500

18,828	Rotork PLC, (3)	876,270

42,214	SLM Solutions Group AG, (2)	1,093,791

48,370	Stabilus GmbH, (2)	1,612,769
	Total Machinery	11,559,901

	Marine – 0.7%

23,956	Epic Gas Limited, (2), (3)	190,540

2,611,000	SITC International Holdings Company Limited, (3)	1,147,893
	Total Marine	1,338,433

	Media – 2.8%

29,345	CyberAgent Inc., (3)	983,682

26,700	Dentsu Inc., (3)	1,057,482

37,326	Imax Corporation, (2)	981,301

15,750	Naspers Limited, (3) WI/DD	1,936,888

425,500	NeuLion Inc., (2)	448,778
	Total Media	5,408,131

	Metals & Mining – 5.5%

38,206	APERAM, (2), (3)	1,285,761

63,766	Constellium N.V., Class A Shares, (2)	1,847,939

1,030,000	Jiangxi Copper Company Limited, (3)	1,961,096

367,121	Norsk Hydro ASA, (3)	2,176,505

42,345	Rio Tinto PLC, Sponsored ADR	2,425,945

63,000	Sumitomo Metal Mining Company, Limited, (3)	1,049,532
	Total Metals & Mining	10,746,778

	Multiline Retail – 1.6%

252,722	B&M European Value Retail SA, (2)	1,158,410

20,300	Don Quijote Company Limited, (3)	1,096,888

32	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail (continued)

150,363	Poundland Group Holdings Limited, (2), (3)	$816,711
	Total Multiline Retail	3,072,009

	Oil, Gas & Consumable Fuels – 4.7%

86,228	Avance Gas Holdings Limited	1,947,772

111,196	BW LPG Limited, (3)	1,430,634

181,100	DeeThree Exploration Limited, (2), WI/DD	1,903,431

28,805	Golar LNG, Limited	1,774,676

75,900	INPEX Corporation, (3)	1,124,887

25,400	Pembina Pipeline Corporation, WI/DD	1,064,128
	Total Oil, Gas & Consumable Fuels	9,245,528

	Pharmaceuticals – 6.5%

16,146	AstraZeneca PLC, (3)	1,178,923

14,515	Bayer AG, (3)	1,914,623

1,864,000	China Animal Healthcare Limited, (3)	1,224,154

506,600	Genomma Lab Internacional SAB de CV, (2)	1,354,638

40,685	Novo Nordisk AS, Class B, (3)	1,872,818

10,092	Roche Holdings AG, (3) WI/DD	2,928,755

18,198	Valeant Pharmaceuticals International	2,136,263
	Total Pharmaceuticals	12,610,174

	Professional Services – 1.0%

61,300	Temp Holdings Co., Ltd, (3)	1,944,087

	Real Estate Investment Trust – 0.5%

115,987	Big Yellow Group PLC, (3)	979,804

	Real Estate Management & Development – 4.1%

64,886	Lend Lease Group, (3)	809,724

68,000	Mitsui Fudosan Co., Ltd, (3)	2,245,619

1,324,000	New World Development Company, Limited, (3)	1,669,614

821,000	Shimao Prpoerty Holdings Limited, (3)	1,887,676

11,457,500	Summarecon Agung Tbk PT, (3) WI/DD	1,314,641
	Total Real Estate Management & Development	7,927,274

	Road & Rail – 1.9%

11,299	Canadian Pacific Railway Limited	2,146,246

42,862	Go-Ahead Group PLC, (3)	1,589,707
	Total Road & Rail	3,735,953

	Semiconductors & Equipment – 4.7%

854,000	Epistar Corporation, (3)	1,859,325

25,000	Hermes Microvision., Inc.	987,846

34,258	Hynix Semiconductor Inc., (3)	1,490,550

Nuveen Investments	33

Nuveen International Growth Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)			Value

	Semiconductors & Equipment (continued)

331,000	MPI Corporation, (3)			$1,035,928

31,862	NXP Semiconductors NV, (2)			1,986,596

76,203	Silicon Motion Technology Corporation, ADR			1,757,241
	Total Semiconductors & Equipment			9,117,486

	Software – 0.5%

22,556	BasWare Oyj, (3)			1,000,642

	Textiles, Apparel & Luxury Goods – 1.6%

32,600	Gildan Activewear Inc., WI/DD			1,910,225

20,977	Luxottica Group SpA, ADR			1,151,637
	Total Textiles, Apparel & Luxury Goods			3,061,862

	Trading Companies & Distributors – 0.5%

70,064	Ashtead Group PLC, (3)			1,051,005

	Transportation Infrastructure – 1.6%

12,585	Flughafen Wien AG, (3)			1,180,633

149,059	Groupe Eurotunnel SA, (3)			1,972,615
	Total Transportation Infrastructure			3,153,248

	Water Utilities – 1.0%

2,816,000	Beijing Enterprises Water Group, (3)			1,841,044
	Total Common Stocks (cost $181,219,102)			184,862,888

Shares	Description (1), (4)			Value

	EXCHANGE-TRADED FUNDS – 0.8%

33,194	Market Vectors India Small-Cap Index ETF			$1,522,609
	Total Exchange-Traded Funds (cost $1,632,037)			1,522,609

Shares	Description (1), (4)			Value

	INVESTMENT COMPANIES – 0.8%

70,719	WisdomTree India Earnings Fund			$1,550,160
	Total Investment Companies (cost $1,576,072)			1,550,160
	Total Long-Term Investments (cost $184,427,211)			187,935,657

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.7%

$3,410	Repurchase Agreement with Fixed Income Clearing Corpoation, dated 7/31/14, repurchase price $3,410,462 collateralized by $3,480,000 U.S. Treasury Notes, 2.125%, due 8/15/21, value $3,482,373	0.000%	8/01/14	$3,410,462
	Total Short-Term Investments (cost $3,410,462)			3,410,462
	Total Investments (cost $187,837,673) – 98.2%			191,346,119
	Other Assets Less Liabilities – 1.8%			3,600,003
	Net Assets – 100%			$194,946,122

34	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	A copy of the most recent financial statements for the exchange-traded funds and investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

ADR	American Depositary Receipt.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of

Assets and Liabilities	July 31, 2014

	Global Growth	International Growth
Assets
Long-term investments, at value (cost $13,311,004 and $184,427,211, respectively)	$14,068,505	$187,935,657
Short-term investments, at value (cost approximates value)	120,840	3,410,462
Cash denominated in foreign currencies (cost $3,704 and $67,433, respectively)	3,713	67,433
Receivable for:
Dividends and interest	1,584	101,426
Investments sold	228,732	8,522,567
Reclaims	1,417	33,044
Shares sold	21,727	21,827,642
Other assets	26,098	32,042
Total assets	14,472,616	221,930,273
Liabilities
Payable for:
Investments purchased	215,019	26,499,614
Shares redeemed	21,478	223,893
Accrued expenses:
Management fees	5,007	86,329
Trustees fees	138	1,438
12b-1 distribution and service fees	3,094	23,347
Other	56,217	149,530
Total liabilities	300,953	26,984,151
Net assets	$14,171,663	$194,946,122
Class A Shares
Net assets	$6,186,280	$69,252,792
Shares outstanding	191,258	1,756,940
Net asset value (“NAV”) per share	$32.35	$39.42
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$34.32	$41.82
Class C Shares
Net assets	$1,533,705	$9,723,042
Shares outstanding	49,708	254,385
NAV and offering price per share	$30.85	$38.22
Class R3 Shares
Net assets	$711,083	$180,960
Shares outstanding	22,331	4,623
NAV and offering price per share	$31.84	$39.14
Class I Shares
Net assets	$5,740,595	$115,789,328
Shares outstanding	174,723	2,919,766
NAV and offering price per share	$32.86	$39.66
Net assets consist of:
Capital paid-in	$13,266,918	$192,926,877
Undistributed (Over-distribution of) net investment income	(54,485)	195,504
Accumulated net realized gain (loss)	201,727	(1,667,594)
Net unrealized appreciation (depreciation)	757,503	3,491,335
Net assets	$14,171,663	$194,946,122
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of

Operations	Year Ended July 31, 2014

	Global Growth	International Growth
Dividend and Interest Income (net of foreign tax withheld of $8,153 and $167,884, respectively)	$81,908	$1,537,874
Expenses
Management fees	96,709	889,428
12b-1 service fees – Class A Shares	11,837	102,597
12b-1 distribution and service fees – Class C Shares	10,763	39,011
12b-1 distribution and service fees – Class R3 Shares	3,241	2,468
Shareholder servicing agent fees and expenses	11,853	94,834
Custodian fees and expenses	103,308	194,524
Trustees fees and expenses	348	3,191
Professional fees	23,937	28,494
Shareholder reporting expenses	2,555	90,602
Federal and state registration fees	38,231	77,475
Other expenses	6,000	7,832
Total expenses before fee waiver/expense reimbursement	308,782	1,530,456
Fee waiver/expense reimbursement	(144,735)	(112,229)
Net expenses	164,047	1,418,227
Net investment income (loss)	(82,139)	119,647
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	422,279	640,615
Change in net unrealized appreciation (depreciation) of investments and foreign currency	234,665	338,446
Net realized and unrealized gain (loss)	656,944	979,061
Net increase (decrease) in net assets from operations	$574,805	$1,098,708

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of

Changes in Net Assets

	Global Growth		International Growth
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$(82,139)	$(11,186)	$119,647	$73,019
Net realized gain (loss) from investments and foreign currency	422,279	367,144	640,615	5,321,059
Change in net unrealized appreciation (depreciation) of investments and foreign currency	234,665	378,080	338,446	1,788,411
Net increase (decrease) in net assets from operations	574,805	734,038	1,098,708	7,182,489
Distributions to Shareholders
From net investment income:
Class A	—	—	(110,713)	(3,250)
Class C	—	—	—	—
Class R3	—	—	(965)	(256)
Class I	—	—	(276,756)	(111,520)
From accumulated net realized gains:
Class A	(188,151)	(483)	(497,765)	—
Class C	(48,638)	(332)	(31,073)	—
Class R3	(28,060)	(646)	(13,122)	—
Class I	(234,787)	(1,943)	(825,124)	—
Decrease in net assets from distributions to shareholders	(499,636)	(3,404)	(1,755,518)	(115,026)
Fund Share Transactions
Proceeds from sale of shares	13,552,616	3,191,330	212,497,743	9,914,702
Proceeds from shares issued to shareholders due to reinvestment of distributions	499,636	3,404	1,749,941	115,010
	14,052,252	3,194,734	214,247,684	10,029,712
Cost of shares redeemed	(5,593,425)	(101,065)	(53,443,211)	(2,828,558)
Net increase (decrease) in net assets from Fund share transactions	8,458,827	3,093,669	160,804,473	7,201,154
Net increase (decrease) in net assets	8,533,996	3,824,303	160,147,663	14,268,617
Net assets at the beginning of period	5,637,667	1,813,364	34,798,459	20,529,842
Net assets at the end of period	$14,171,663	$5,637,667	$194,946,122	$34,798,459
Undistributed (Over-distribution of) net investment income at the end of period	$(54,485)	$(10,751)	$195,504	$127,079

See accompanying notes to financial statements.

38	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	39

Financial

Highlights

Global Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2014	$29.62	$(.22)	$4.57	$4.35	$—	$(1.62)	$(1.62)	$32.35
2013	22.68	(.14)	7.12	6.98	—	(.04)	(.04)	29.62
2012	29.61	(.07)	(2.78)	(2.85)	—	(4.08)	(4.08)	22.68
2011	25.80	(.03)	6.35	6.32	—	(2.51)	(2.51)	29.61
2010	24.15	(.03)	3.28	3.25	—	(1.60)	(1.60)	25.80
Class C (4/09)
2014	28.53	(.45)	4.39	3.94	—	(1.62)	(1.62)	30.85
2013	22.01	(.30)	6.86	6.56	—	(.04)	(.04)	28.53
2012	29.07	(.23)	(2.75)	(2.98)	—	(4.08)	(4.08)	22.01
2011	25.54	(.24)	6.28	6.04	—	(2.51)	(2.51)	29.07
2010	24.10	(.22)	3.26	3.04	—	(1.60)	(1.60)	25.54
Class R3 (4/09)
2014	29.26	(.33)	4.53	4.20	—	(1.62)	(1.62)	31.84
2013	22.46	(.18)	7.02	6.84	—	(.04)	(.04)	29.26
2012	29.43	(.14)	(2.75)	(2.89)	—	(4.08)	(4.08)	22.46
2011	25.71	(.10)	6.33	6.23	—	(2.51)	(2.51)	29.43
2010	24.14	(.09)	3.26	3.17	—	(1.60)	(1.60)	25.71
Class I (4/09)
2014	30.00	(.18)	4.66	4.48	—	(1.62)	(1.62)	32.86
2013	22.91	(.05)	7.18	7.13	—	(.04)	(.04)	30.00
2012	29.79	(.03)	(2.77)	(2.80)	—	(4.08)	(4.08)	22.91
2011	25.88	.04	6.38	6.42	—	(2.51)	(2.51)	29.79
2010	24.17	.04	3.27	3.31	—	(1.60)	(1.60)	25.88

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

14.55%	$6,186	2.47%	(1.73)%	1.42%	(.67)%	217%
30.85	1,032	10.14	(9.24)	1.42	(.52)	218
(8.43)	68	6.00	(4.85)	1.43	(.28)	150
24.96	428	5.81	(4.49)	1.43	(.10)	143
13.50	343	3.88	(2.55)	1.44	(.11)	136

13.72	1,534	3.26	(2.51)	2.17	(1.42)	217
29.83	361	10.03	(9.05)	2.17	(1.19)	218
(9.10)	164	7.04	(5.85)	2.18	(.99)	150
24.02	421	6.56	(5.23)	2.18	(.85)	143
12.67	339	4.63	(3.30)	2.19	(.86)	136

14.29	711	3.11	(2.46)	1.67	(1.01)	217
30.48	508	9.16	(8.18)	1.67	(.69)	218
(8.63)	389	6.94	(5.85)	1.68	(.59)	150
24.63	426	6.06	(4.74)	1.68	(.35)	143
13.26	342	4.13	(2.80)	1.69	(.36)	136

14.85	5,741	2.54	(1.90)	1.17	(.53)	217
31.15	3,738	9.13	(8.16)	1.17	(.20)	218
(8.18)	1,192	7.54	(6.50)	1.18	(.14)	150
25.23	430	5.56	(4.24)	1.18	.15	143
13.79	344	3.63	(2.30)	1.19	.14	136

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (continued)

International Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2014	$34.98	$.03	$5.27	$5.30	$(.14)	$(.72)	$(.86)	$39.42
2013	26.34	.10	8.62	8.72	(.08)	—	(.08)	34.98
2012	31.33	(.05)	(4.84)	(4.89)	(.09)	(.01)	(.10)	26.34
2011	26.95	.10	6.61	6.71	—	(2.33)	(2.33)	31.33
2010	25.09	(.05)	4.31	4.26	—	(2.40)	(2.40)	26.95
Class C (4/09)
2014	34.07	(.21)	5.08	4.87	—	(.72)	(.72)	38.22
2013	25.78	(.18)	8.47	8.29	—	—	—	34.07
2012	30.75	(.25)	(4.71)	(4.96)	—	(.01)	(.01)	25.78
2011	26.69	(.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
Class R3 (4/09)
2014	34.77	(.34)	5.48	5.14	(.05)	(.72)	(.77)	39.14
2013	26.19	(.06)	8.65	8.59	(.01)	—	(.01)	34.77
2012	31.13	(.10)	(4.81)	(4.91)	(.02)	(.01)	(.03)	26.19
2011	26.86	(.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
Class I (4/09)
2014	35.18	.07	5.36	5.43	(.23)	(.72)	(.95)	39.66
2013	26.49	.09	8.75	8.84	(.15)	—	(.15)	35.18
2012	31.52	— *	(4.85)	(4.85)	(.17)	(.01)	(.18)	26.49
2011	27.04	.33	6.48	6.81	—	(2.33)	(2.33)	31.52
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.21%	$69,253	1.52%	(.04)%	1.42%	.07%	326%
33.17	7,056	1.93	(.20)	1.42	.31	358
(15.58)	906	1.65	(.42)	1.43	(.19)	246
25.16	1,402	3.38	(1.63)	1.43	.32	200
17.42	368	4.70	(3.47)	1.44	.20	185

14.33	9,723	2.28	(.65)	2.17	(.54)	326
32.20	144	2.70	(1.14)	2.17	(.61)	358
(16.16)	54	2.43	(1.22)	2.18	(.97)	246
24.20	453	4.85	(3.32)	2.18	(.65)	200
16.57	365	5.45	(4.21)	2.19	(.95)	185

14.85	181	1.79	(.97)	1.67	(.85)	326
32.83	624	2.22	(.77)	1.67	(.21)	358
(15.79)	463	1.89	(.61)	1.68	(.39)	246
24.86	458	4.35	(2.82)	1.68	(.15)	200
17.14	367	4.95	(3.71)	1.69	(.45)	185

15.48	115,789	1.27	.08	1.17	.19	326
33.48	26,975	1.72	(.26)	1.17	.29	358
(15.36)	19,107	1.39	(.20)	1.18	.01	246
25.46	28,697	2.05	.20	1.18	1.07	200
17.70	369	4.45	(3.22)	1.19	.05	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	43

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Growth Fund (“Global Growth”) and Nuveen International Growth Fund (“International Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/ Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objective or policies.

Approved Fund Reorganization

On April 30, 2014, the Board of Directors/Trustees of Nuveen Investment Funds, Inc. (“NIF”) and the Trust approved the reorganization of Nuveen International Select Fund (the “Target Fund”), a series of NIF, into International Growth (the “Acquiring Fund”). As of July 31, 2014 the reorganization was subject to shareholder approval.

Upon the closing of the reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Target Fund and the Target Fund will be terminated. As a result of the reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The shareholders of the Target Fund will receive Acquiring Fund shares with a total value equal to the total value of their Target Fund shares immediately prior to the closing of the reorganization.

Investment Objectives and Principal Investment Strategies

Global Growth’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

International Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

44	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of July 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Growth	International Growth
Outstanding when-issued/delayed delivery purchase commitments	$24,235	$4,382,330

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a ..25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in

Nuveen Investments	45

Notes to Financial Statements (continued)

netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Nuveen funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The exchange-traded funds in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data

46	Nuveen Investments

and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Growth	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$9,818,991	$4,036,497	**	$—	$13,855,488
Exchange-Traded Funds	89,125	—		—	89,125
Investment Companies	123,892	—		—	123,892
Short-Term Investments:
Repurchase Agreements	—	120,840		—	120,840
Total	$10,032,008	$4,157,337		$—	$14,189,345

International Growth
Long-Term Investments*:
Common Stocks	$60,413,431	$124,449,457	**	$—	$184,862,888
Exchange-Traded Funds	1,522,609	—		—	1,522,609
Investment Companies	1,550,160	—		—	1,550,160
Short-Term Investments:
Repurchase Agreements	—	3,410,462		—	3,410,462
Total	$63,486,200	$127,859,919		$—	$191,346,119
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Global Growth
Common Stocks	$—	$(737,648)	$737,648	$—	$—	$—
International Growth
Common Stocks	—	(20,790,117)	20,790,117	—	—	—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

Nuveen Investments	47

Notes to Financial Statements (continued)

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of July 31, 2014, each Fund’s investments in non-U.S. securities were as follows:

Global Growth	Value	% of Net Assets
Country:
United Kingdom	$961,933	6.8%
Japan	810,929	5.7
China	747,177	5.3
Canada	722,370	5.1
Switzerland	480,287	3.4
Germany	353,110	2.5
Sweden	289,369	2.0
Denmark	261,824	1.8
Netherlands	258,309	1.8
Taiwan	229,037	1.6
Other countries	1,476,457	10.5
Total non-U.S. securities	$6,590,802	46.5%

International Growth	Value	% of Net Assets
Country:
Japan	$35,118,884	18.0%
United Kingdom	20,597,130	10.6
China	20,410,652	10.5
Canada	19,505,948	10.0
Switzerland	10,948,103	5.6
Taiwan	9,331,809	4.8
Norway	7,308,320	3.7
Hong Kong	6,803,224	3.5
Germany	5,568,522	2.9
Sweden	5,175,221	2.7
Italy	4,909,360	2.5
France	4,792,583	2.5
Other countries	34,393,132	17.6
Total non-U.S. securities	$184,862,888	94.9%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency

48	Nuveen Investments

gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased and options written,” respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Growth	Fixed Income Clearing Corporation	$120,840	$(120,840)	$—
International Growth	Fixed Income Clearing Corporation	3,410,462	(3,410,462)	—
*	As of July 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	49

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Growth
	Year Ended 7/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	239,180	$8,139,575	31,796	$838,084
Class C	44,983	1,462,582	6,387	160,332
Class R3	4,320	144,733	—	—
Class I	112,839	3,805,726	75,079	2,192,914
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,763	188,151	20	483
Class C	1,554	48,638	14	332
Class R3	872	28,060	27	646
Class I	7,091	234,787	79	1,943
	416,602	14,052,252	113,402	3,194,734
Shares redeemed:
Class A	(88,505)	(2,937,908)	(7)	(163)
Class C	(9,478)	(298,548)	(1,198)	(31,977)
Class R3	(208)	(6,835)	—	—
Class I	(69,807)	(2,350,134)	(2,592)	(68,925)
	(167,998)	(5,593,425)	(3,797)	(101,065)
Net increase (decrease)	248,604	$8,458,827	109,605	$3,093,669

	International Growth
	Year Ended 7/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,206,449	$88,890,749	195,326	$6,628,123
Class C	265,292	10,458,125	2,149	70,742
Class R3	1,903	77,238	511	15,903
Class I	2,774,415	113,071,631	101,639	3,199,934
Shares issued to shareholders due to reinvestment of distributions:
Class A	14,975	602,977	109	3,234
Class C	800	31,073	—	—
Class R3	354	14,087	9	256
Class I	27,130	1,101,804	3,750	111,520
	5,291,318	214,247,684	303,493	10,029,712
Shares redeemed:
Class A	(666,187)	(26,294,926)	(28,122)	(946,759)
Class C	(15,939)	(622,553)	—	—
Class R3	(15,567)	(647,454)	(272)	(7,644)
Class I	(648,554)	(25,878,278)	(59,854)	(1,874,155)
	(1,346,247)	(53,443,211)	(88,248)	(2,828,558)
Net increase (decrease)	3,945,071	$160,804,473	215,245	$7,201,154

5. Investment Transactions

Long-term purchases and sales during the fiscal year ended July 31, 2014, were as follows:

	Global Growth	International Growth
Purchases	$33,049,351	$499,751,326
Sales	24,567,004	345,684,795

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

50	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

	Global Growth	International Growth
Cost of investments	$13,446,790	$188,557,886
Gross unrealized:
Appreciation	$1,131,605	$8,373,131
Depreciation	(389,050)	(5,584,898)
Net unrealized appreciation (depreciation) of investments	$742,555	$2,788,233

Permanent differences, primarily due to foreign currency transactions, adjustments for passive foreign investment companies, distribution reallocations and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2014, the Funds’ tax year end, as follows:

	Global Growth	International Growth
Capital paid-in	$—	$(14,961)
Undistributed (Over-distribution of) net investment income	38,405	337,212
Accumulated net realized gain (loss)	(38,405)	(322,251)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Funds’ tax year end, were as follows:

	Global Growth	International Growth
Undistributed net ordinary income[1]	$—	$521,239
Undistributed net long-term capital gains	237,875	1,509,960
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2014 and July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Global Growth	International Growth
Distributions from net ordinary income[1]	$339,189	$1,537,102
Distributions from net long-term capital gains[2]	160,447	218,416

2013	Global Growth	International Growth
Distributions from net ordinary income[1]	$—	$115,026
Distributions from net long-term capital gains	3,404	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2014.

During the Funds’ tax year ended July 31, 2014, the following Fund utilized capital loss carryforwards as follows:

International Growth
Utilized capital loss carryforwards	$586,753

Nuveen Investments	51

Notes to Financial Statements (continued)

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Global Growth	International Growth
Post-October capital losses[3]	$29,452	$2,783,078
Late-year ordinary losses[4]	46,238	—
[3]	Capital losses incurred from November 1, 2013 through July 31, 2014, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2014 through July 31, 2014 and specified losses incurred from November 1, 2013 through July 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Growth Fund-Level Fee Rate	International Growth Fund-Level Fee Rate
For the first $125 million	.6500%	.6500%
For the next $125 million	.6375	.6375
For the next $250 million	.6250	.6250
For the next $500 million	.6125	.6125
For the next $1 billion	.6000	.6000
For net assets over $2 billion	.5750	.5750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2014, the complex-level fee rate for each of these Funds was .1650%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Global Growth	1.200%	November 30, 2014	1.450%
International Growth	1.200	November 30, 2014	1.450

52	Nuveen Investments

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Growth	International Growth
Sales charges collected (Unaudited)	$32,315	$237,311
Paid to financial intermediaries (Unaudited)	28,528	210,702

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Growth	International Growth
Commission advances (Unaudited)	$9,671	$109,624

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Global Growth	International Growth
12b-1 fees retained (Unaudited)	$3,729	$32,341

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2014, as follows:

	Global Growth	International Growth
CDSC retained (Unaudited)	$—	$950

As of July 31, 2014, Nuveen owned shares of the Funds as follows:

	Global Growth	International Growth
Class A Shares	2,461	—
Class C Shares	—	—
Class R3 Shares	18,219	—
Class I Shares	51,258	—

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Funds’ financial statements or footnote disclosures.

9. Subsequent Event

Agreement and Plan of Merger

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Funds.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Nuveen Investments	53

Notes to Financial Statements (continued)

Approved Fund Reorganization

On September 12, 2014, a special meeting of the Target Fund’s shareholders was held for the purpose of voting on the reorganization, at which time the reorganization was approved. The reorganization was consummated at the close of business on September 19, 2014

In conjunction with the reorganization, Nuveen has agreed to waive fees and/or reimburse expenses through November 30, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, extraordinary expenses and acquired fund fees and expenses) do not exceed 0.99% of the average daily net assets of any class of Acquiring Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to November 30, 2015 without the approval of the Acquiring Fund’s Board of Trustees. The Acquiring Fund’s permanent expense cap of 1.45% will go into effect if the 0.99% expense cap expires or is terminated. The permanent expense cap may be terminated or modified only with the approval of shareholders of the Acquiring Fund.

54	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Foreign Taxes: Nuveen International Growth Fund paid qualifying foreign taxes of $108,404 and earned $852,775 foreign source income during the fiscal year ended July 31, 2014. Pursuant to Section 853 of the Internal Revenue Code, Nuveen International Growth Fund designates $0.02 per share as foreign taxes paid and $0.17 per share as income earned from foreign sources for the fiscal year ended July 31, 2014. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Distribution Information: The following Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

International Growth
% QDI	15%
% DRD	0%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	55

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI World Index: The MSCI (Morgan Stanley Capital International) World Index is free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

56	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	203
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	203
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	203
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	203

Nuveen Investments	57

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	203
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	203
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	203
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	203
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	203

58	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	203

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	203
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	203

Nuveen Investments	59

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	204
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	204
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	204
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	204

60	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	204
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	204
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	204
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	61

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

62	Nuveen Investments

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the

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Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and

64	Nuveen Investments

may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources

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and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one- and three-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Funds had demonstrated generally favorable performance in comparison to peers. In this regard, the Board noted that the Funds performed in the first quartile over various periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other

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things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds

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resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

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2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

70	Nuveen Investments

Notes

Nuveen Investments	71

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NAM2-0714P        3172-INV-O09/15

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 22, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

This Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A, R3 and R6 Shares. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.

The Nuveen Winslow Large-Cap Growth Fund features portfolio management by Winslow Capital Management LLC (Winslow Capital), an affiliate of Nuveen Investments, Inc. The Fund’s portfolio is managed by a team led by Clark J. Winslow, who has served as Chief Executive Officer (CEO) and a portfolio manager at Winslow Capital since 1992. Other portfolio managers include Justin H. Kelly, CFA, and Patrick M. Burton, CFA. Here they discuss the U.S. economy and equity markets, management strategies and the performance of the Fund during the twelve-month reporting period ended July 31, 2014.

What factors affected the U.S. economy and equity markets during the twelve-month reporting period ended July 31, 2014?

During this reporting period, the U.S. economy continued its advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper its monthly asset purchases in $10 billion increments over the course of five consecutive meetings (December 2013 through June 2014). As of July 2014, the Fed’s monthly purchases comprise $15 billion in mortgage backed securities (versus the original $40 billion per month) and $20 billion in longer-term Treasury securities (versus $45 billion). Following its June 2014 meeting the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4.2%. In the previous quarter, GDP contracted at an annualized rate of 2.1%, the economy’s weakest quarter since the recession officially ended in June 2009. The decline during this period was attributed in part to the severe weather of the past winter, which deterred consumer spending and disrupted construction, production and shipping. The Consumer Price Index (CPI) rose 2.4% year-over-year as of July 2014, while the core CPI (which excludes food and energy) increased 1.9% during the same period, in line with the Fed’s unofficial longer term objective of 2.0% for this inflation measure. As of July 2014, the national unemployment rate remained at 6.2%, down from the 7.3% reported in July 2013, but still higher than levels that would provide consistent support for optimal GDP growth. During the last twelve months, the unemployment rate and the number of unemployed persons have declined by 1.1% and 1.7 million, respectively. The housing market continued to post gains as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended July 2014.

Several events touched off increased volatility in the financial markets. First, in May 2013, then-Fed Chairman Ben Bernanke’s remarks about tapering the Fed’s asset purchase program triggered widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the markets as well as the overall economy. Meanwhile, political debate over federal spending continued, as Congress failed to reach an agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.)

The period was strong for U.S. equities. Equity markets were boosted by improving macroeconomic data, solid earnings growth and continued accommodative policy from Central Banks. The strength of the U.S. equity markets in 2013 led some to question the attractiveness of the asset class for 2014. The market was impacted by a sentiment shift from mid-March through the end of April in which a drop in market prices was not driven by a significant change in portfolio fundamentals. When this market dislocation occurred, there were those who pointed to excessive valuations in software, biotech and internet stocks as a sign we were entering a period analogous to the post-bubble years. We found little evidence to support this thesis. There were certain stocks in certain sectors that were over priced, but the market overall remained reasonably valued. Equities have since recovered much of their ground with the S&P 500 Index reaching all-time highs in July.

How did the Fund perform during the twelve-month reporting period ended July 31, 2014?

The table in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and since inception periods ended July 31, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000® Growth Index and outperformed the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2014 and how did these strategies influence performance?

The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is performed internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information, whether that source is from within the company, its suppliers or competitors.

The Fund’s performance was broad based with five sectors relatively outperforming. Stock selection is fundamental to our investment process and again drove strong returns for the reporting period. The top performing sectors were consumer staples and information technology. The consumer staples sector benefited from strong stock selection and our long-standing underweight in the relatively weak performing sector. In information technology, strong selections drove the sector’s outperformance, led by two of the top ten relative performers for the reporting period, social networking site Facebook Inc. and Chinese internet provider Baidu Inc.

The bottom relative performers were the health care and energy sectors. Strong performances from biotechnology companies Biogen Idec, Inc. and Alexion Pharmaceuticals Inc., (both top ten relative performers) was more than offset by negative performing pharmaceutical firms BioMarin Pharmaceutical and Incyte Corporation. These two positions have been exited. The energy sector also detracted, with crude oil and natural gas provider EOG Resources Inc. in the top ten detractors and not owning Schlumberger Limited for most of the reporting period.

Several positions contributed to the Fund’s outperformance versus its benchmark. Social networking company Facebook contributed positively. The company reported an outstanding first quarter, with advertising revenue growth driven by the shift to mobile usage.

Also positively contributing was The Priceline Group Inc. (Priceline). We have owned Priceline, an online travel company since April 2007. It remains the clear leader in the online travel segment of the internet. Despite growth in bookings for the last two years,

6	Nuveen Investments

Priceline continues to take online travel share. The company’s push to bring its booking.com European website to the U.S. with a large TV rollout campaign has far exceeded initial expectations.

Lastly, Delta Air Lines, Inc. also performed well. The consolidation in the U.S. airline industry has established air transportation provider Delta Air Lines as exceptionally well positioned. The company is in the early stages of reaping the benefits from investments in its network, operations and product. We anticipate Delta Air Lines will continue to return free cash flow to shareholders as it also reduces debt.

Several positions detracted from performance. Online professional networking firm LinkedIn Corporation detracted. LinkedIn remains essentially unchallenged as it pursues the online recruiting market for professionals. The stock, however, has faced challenges because of near-term changes in user-engagement levels.

BioMarin Pharmaceutical detracted from performance as well. The company’s drug therapies treat rare genetic disorders. Although BioMarin’s pipeline continues to look robust, the launch of PEG-PAL for treatment of phenylketonuria will be delayed to facilitate more testing.

Lastly, Ralph Lauren is a leader in design, marketing and distribution of premium lifestyle products in four categories: apparel, home, accessories and fragrances. Higher expenses stemming from accelerating store growth, technology and online investments, are limiting near-term earnings growth.

All three of these stocks offer compelling growth. However, we decided to eliminate the names in the near term given the market dislocation. There are an abundance of growth companies where we have greater visibility in the companies’ ability to exceed expectations.

We added several positions including casino resort operator Wynn Resorts Ltd., as it was purchased with the expectation of new casinos expanding profits by 50%. Consumer marketing research firm Nielsen Holdings N.V. was purchased based on measurement and analytic tools gaining extensive share in desktop and mobile content assessment.

Including the positions mentioned earlier we also eliminated semiconductor manufacturer NXP Semiconductors, which was sold on valuation. Natural and organic foods retailer Whole Foods Market, Inc. was sold due to slowing growth from competitive intensity.

Nuveen Investments	7

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as currency, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	18.64%	15.61%	17.82%
Class A Shares at maximum Offering Price	11.82%	14.25%	16.49%
Russell 1000® Growth Index	18.69%	17.25%	19.42%
Lipper Large-Cap Growth Funds Classification Average	18.20%	15.50%	17.66%

Class C Shares	17.74%	14.74%	16.93%
Class R3 Shares	18.33%	15.33%	17.52%
Class R6 Shares	19.07%	—	21.18%
Class I Shares	18.94%	15.90%	18.11%

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	26.31%	17.43%	18.41%
Class A Shares at maximum Offering Price	19.05%	16.05%	17.05%
Class C Shares	25.38%	16.55%	17.52%
Class R3 Shares	26.00%	17.14%	18.12%
Class R6 Shares	26.75%	—	23.87%
Class I Shares	26.64%	17.72%	18.71%

Since inception returns for Class A, C, R3 and I Shares, and for the comparative index and Lipper classification average, are from 5/15/09. Since inception returns for Class R6 Shares are from 3/25/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.12%	1.87%	1.38%	0.76%	0.87%
Net Expense Ratios	1.02%	1.77%	1.27%	0.66%	0.77%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.25% after November 30, 2015) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 Shares for savings resulting from the sub-transfer agent and similar fees that are not charged to Class R6 Shares. The expense limitation expiring November 30, 2015 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Holding

Summaries as of July 31, 2014

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Winslow Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.0%
Short-Term Investments	1.5%
Other Assets Less Liabilities	(0.5)%

Portfolio Composition

(% of net assets)

Internet Software & Services	11.4%
Biotechnology	9.3%
Hotels, Restaurants & Leisure	6.5%
IT Services	6.5%
Software	5.4%
Media	4.9%
Internet & Catalog Retail	4.8%
Road & Rail	4.2%
Capital Markets	4.2%
Computers & Peripherals	4.1%
Chemicals	3.6%
Textiles, Apparel & Luxury Goods	3.2%
Aerospace & Defense	2.9%
Pharmaceuticals	2.8%
Oil, Gas & Consumable Fuels	2.8%
Health Care Providers & Services	2.5%
Other Industries	19.9%
Short-Term Investments	1.5%
Other Assets Less Liabilities	(0.5)%

Top Five Common Stock Holdings

(% of net assets)

Union Pacific Corporation	4.2%
Apple, Inc.	4.1%
Visa Inc.	3.5%
The Priceline Group Inc.	3.0%
Celgene Corporation	2.9%

12	Nuveen Investments

Expense

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2014.

The beginning of the period is February 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Large-Cap Growth Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,045.20	$1,041.30	$1,044.10	$1,047.00	$1,046.40
Expenses Incurred During Period	$5.22	$9.01	$6.49	$3.25	$3.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.69	$1,015.97	$1,018.45	$1,021.62	$1,020.93
Expenses Incurred During Period	$5.16	$8.90	$6.41	$3.21	$3.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.03%, 1.78%, 1.28%, .64% and .78% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	13

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Winslow Large-Cap Growth Fund (a series of the Nuveen Investment Trust II, hereinafter referred to as the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2014

14	Nuveen Investments

Nuveen Winslow Large-Cap Growth Fund

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.0%

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 2.9%

195,400	Honeywell International Inc.	$17,943,582

79,500	Precision Castparts Corporation	18,189,600
	Total Aerospace & Defense	36,133,182

	Airlines – 1.1%

372,100	Delta Air Lines, Inc.	13,938,866

	Auto Components – 1.1%

219,100	BorgWarner Inc.	13,638,975

	Automobiles – 0.2%

16,435	Tesla Motors Inc., (2)	3,669,936

	Biotechnology – 9.3%

109,300	Alexion Pharmaceuticals Inc., (2)	17,377,607

110,700	Amgen Inc.	14,102,073

75,145	Biogen Idec Inc., (2)	25,127,737

412,500	Celgene Corporation, (2)	35,949,375

244,400	Gilead Sciences, Inc., (2)	22,374,820
	Total Biotechnology	114,931,612

	Capital Markets – 4.2%

69,400	BlackRock Inc.	21,148,262

496,000	Charles Schwab Corporation	13,764,000

522,000	Morgan Stanley	16,881,480
	Total Capital Markets	51,793,742

	Chemicals – 3.6%

122,900	Ecolab Inc.	13,338,337

279,600	Monsanto Company	31,619,964
	Total Chemicals	44,958,301

	Computers & Peripherals – 4.1%

535,200	Apple, Inc.	51,149,064

	Consumer Finance – 1.2%

168,300	American Express Company	14,810,400

	Energy Equipment & Services – 2.3%

100,400	Halliburton Company	6,926,596

203,600	Schlumberger Limited	22,068,204
	Total Energy Equipment & Services	28,994,800

Nuveen Investments	15

Nuveen Winslow Large-Cap Growth Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)	Value

	Food & Staples Retailing – 2.3%

125,500	Costco Wholesale Corporation	$14,751,270

181,100	CVS Caremark Corporation	13,828,796
	Total Food & Staples Retailing	28,580,066

	Health Care Providers & Services – 2.5%

91,050	McKesson HBOC Inc.	17,468,853

163,375	UnitedHealth Group Incorporated	13,241,544
	Total Health Care Providers & Services	30,710,397

	Health Care Technology – 1.7%

250,200	Cerner Corporation, (2)	13,811,040

276,600	IMS Health Holdings Inc., (2)	7,219,260
	Total Health Care Technology	21,030,300

	Hotels, Restaurants & Leisure – 6.5%

20,290	Chipotle Mexican Grill, (2)	13,645,025

625,500	Hilton Worldwide Holdings Inc., (2)	15,143,355

467,900	MGM Resorts International Inc., (2)	12,558,436

385,600	Starbucks Corporation	29,953,408

45,025	Wynn Resorts Ltd.	9,599,330
	Total Hotels, Restaurants & Leisure	80,899,554

	Industrial Conglomerates – 1.9%

323,000	Danaher Corporation	23,863,240

	Internet & Catalog Retail – 4.8%

46,695	Amazon.com, Inc., (2)	14,615,068

29,770	The Priceline Group Inc., (2)	36,987,737

83,600	TripAdvisor Inc., (2)	7,928,624
	Total Internet & Catalog Retail	59,531,429

	Internet Software & Services – 11.4%

151,400	Baidu Inc., ADR, (2)	32,709,970

41,800	CoStar Group, Inc., (2)	6,007,914

425,200	Facebook Inc., Class A, (2)	30,890,780

47,975	Google Inc., Class A, (2)	27,803,911

48,070	Google Inc., Class C, (2)	27,476,812

357,600	Twitter Inc., (2)	16,159,944
	Total Internet Software & Services	141,049,331

	IT Services – 6.5%

287,900	Cognizant Technology Solutions Corporation, Class A, (2)	14,121,495

303,400	MasterCard, Inc.	22,497,110

206,700	Visa Inc.	43,615,767
	Total IT Services	80,234,372

16	Nuveen Investments

Shares	Description (1)	Value

	Media – 4.9%

338,800	CBS Corporation, Class B	$11,278,652

506,100	Liberty Global PLC, Class C, (2)	20,238,939

391,700	Twenty First Century Fox Inc., Class A	12,409,056

200,000	Walt Disney Company	17,176,000
	Total Media	61,102,647

	Oil, Gas & Consumable Fuels – 2.8%

154,450	Concho Resources Inc., (2)	21,746,560

57,200	Pioneer Natural Resources Company	12,667,512
	Total Oil, Gas & Consumable Fuels	34,414,072

	Pharmaceuticals – 2.8%

427,200	AbbVie Inc.	22,359,648

368,700	Zoetis Incorporated	12,133,917
	Total Pharmaceuticals	34,493,565

	Professional Services – 1.2%

329,800	Nielsen Holdings N.V.	15,207,078

	Real Estate Investment Trust – 2.1%

276,400	American Tower Corporation, REIT	26,089,396

	Road & Rail – 4.2%

531,400	Union Pacific Corporation	52,241,933

	Semiconductors & Semiconductor Equipment – 2.2%

615,400	Applied Materials, Inc.	12,898,784

336,000	ARM Holdings PLC, ADR	14,367,360
	Total Semiconductors & Semiconductor Equipment	27,266,144

	Software – 5.4%

239,200	FireEye Inc., (2)	8,491,600

189,100	Microsoft Corporation	8,161,556

444,200	Salesforce.com, Inc., (2)	24,097,850

183,600	ServiceNow Inc., (2)	10,795,680

178,500	Workday Inc., Class A, (2)	14,965,440
	Total Software	66,512,126

	Specialty Retail – 0.9%

135,200	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	12,483,016

	Textiles, Apparel & Luxury Goods – 3.2%

171,400	Michael Kors Holdings Limited, (2)	13,965,672

251,500	Nike, Inc., Class B	19,398,195

90,500	Under Armour, Inc., (2)	6,040,875
	Total Textiles, Apparel & Luxury Goods	39,404,742

Nuveen Investments	17

Nuveen Winslow Large-Cap Growth Fund (continued)

Portfolio of Investments July 31, 2014

Shares	Description (1)			Value

	Wireless Telecommunication Services – 1.7%

193,100	SBA Communications Corporation, (2)			$20,648,183
	Total Long-Term Investments (cost $869,204,957)			1,229,780,469

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.5%

$18,075	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $18,074,996, collateralized by $18,720,000 U.S. Treasury Notes, 2.000%, due 11/15/21, value $18,439,200	0.000%	8/01/14	$18,074,996
	Total Short-Term Investments (cost $18,074,996)			18,074,996
	Total Investments (cost $887,279,953) – 100.5%			1,247,855,465
	Other Assets Less Liabilities – (0.5)%			(6,064,274)
	Net Assets – 100%			$1,241,791,191

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of

Assets and Liabilities	July 31, 2014

Assets
Long-term investments, at value (cost $869,204,957)	$1,229,780,469
Short-term investments, at value (cost approximates value)	18,074,996
Receivable for:
Dividends	281,746
Investments sold	16,558,540
Shares sold	849,809
Other assets	41,747
Total assets	1,265,587,307
Liabilities
Payable for:
Investments purchased	22,505,465
Shares redeemed	498,492
Accrued expenses:
Management fees	156,767
Trustee fees	58,133
12b-1 distribution and service fees	9,590
Other	567,669
Total liabilities	23,796,116
Net assets	$1,241,791,191
Class A Shares
Net assets	$30,505,572
Shares outstanding	687,163
Net asset value (“NAV”) per share	$44.39
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$47.10
Class C Shares
Net assets	$2,051,932
Shares outstanding	48,105
NAV and offering price per share	$42.66
Class R3 Shares
Net assets	$2,216,297
Shares outstanding	50,552
NAV and offering price per share	$43.84
Class R6 Shares
Net assets	$31,939,642
Shares outstanding	710,337
NAV and offering price per share	$44.96
Class I Shares
Net assets	$1,175,077,748
Shares outstanding	26,174,657
NAV and offering price per share	$44.89
Net assets consist of:
Capital paid-in	$790,594,829
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	90,620,850
Net unrealized appreciation (depreciation)	360,575,512
Net assets	$1,241,791,191
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of

Operations	Year Ended July 31, 2014

Investment Income (net of foreign tax withheld of $12,678)	$9,526,292
Expenses
Management fees	8,501,508
12b-1 service fees – Class A Shares	58,362
12b-1 distribution and service fees – Class C Shares	18,847
12b-1 distribution and service fees – Class R3 Shares	16,385
Shareholder servicing agent fees and expenses	1,970,761
Custodian fees and expenses	170,557
Trustees fees and expenses	66,392
Professional fees	101,558
Shareholder reporting expenses	126,156
Federal and state registration fees	94,332
Other expenses	47,678
Total expenses before fee waiver/expense reimbursement	11,172,536
Fee waiver/expense reimbursement	(1,421,788)
Net expenses	9,750,748
Net investment income (loss)	(224,456)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	139,862,917
Change in net unrealized appreciation (depreciation) of investments and foreign currency	72,413,765
Net realized and unrealized gain (loss)	212,276,682
Net increase (decrease) in net assets from operations	$212,052,226

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 7/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$(224,456)	$4,241,638
Net realized gain (loss) from investments and foreign currency	139,862,917	63,199,430
Change in net unrealized appreciation (depreciation) of investments and foreign currency	72,413,765	201,765,477
Net increase (decrease) in net assets from operations	212,052,226	269,206,545
Distributions to Shareholders
From net investment income:
Class A	(24,532)	—
Class C	—	—
Class R3	—	—
Class R6(1)	(112,177)	—
Class I	(4,161,028)	—
From accumulated net realized gains:
Class A	(978,658)	—
Class C	(91,598)	—
Class R3	(182,872)	—
Class R6(1)	(1,487,247)	—
Class I	(56,713,341)	—
Decrease in net assets from distributions to shareholders	(63,751,453)	—
Fund Share Transactions
Proceeds from sale of shares	177,941,495	470,670,293
Proceeds from shares issued to shareholders due to reinvestment of distributions	61,442,623	—
	239,384,118	470,670,293
Cost of shares redeemed	(321,290,642)	(669,175,811)
Net increase (decrease) in net assets from Fund share transactions	(81,906,524)	(198,505,518)
Net increase (decrease) in net assets	66,394,249	70,701,027
Net assets at the beginning of period	1,175,396,942	1,104,695,915
Net assets at the end of period	$1,241,791,191	$1,175,396,942
Undistributed (Over-distribution of) net investment income at the end of period	$—	$4,184,414

(1)	Class R6 Shares were established and commenced operations on March 25, 2013.

See accompanying notes to financial statements.

Nuveen Investments	21

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (5/09)
2014	$39.38	$(.13)	$7.34	$7.21	$(.05)	$(2.15)	$—	$(2.20)	$44.39
2013	32.40	.02	6.96	6.98	—	—	—	—	39.38
2012	32.26	(.08)	.22	.14	—	—	—	—	32.40
2011	25.14	(.12)	7.24	7.12	—	—	—	—	32.26
2010	22.76	(.09)	2.64	2.55	—	(.05)	(.12)	(.17)	25.14
Class C (5/09)
2014	38.15	(.42)	7.08	6.66	—	(2.15)	—	(2.15)	42.66
2013	31.62	(.24)	6.77	6.53	—	—	—	—	38.15
2012	31.71	(.33)	.24	(.09)	—	—	—	—	31.62
2011	24.91	(.30)	7.10	6.80	—	—	—	—	31.71
2010	22.73	(.28)	2.63	2.35	—	(.05)	(.12)	(.17)	24.91
Class R3 (5/09)
2014	38.97	(.21)	7.23	7.02	—	(2.15)	—	(2.15)	43.84
2013	32.14	(.09)	6.92	6.83	—	—	—	—	38.97
2012	32.07	(.20)	.27	.07	—	—	—	—	32.14
2011	25.06	(.15)	7.16	7.01	—	—	—	—	32.07
2010	22.75	(.15)	2.63	2.48	—	(.05)	(.12)	(.17)	25.06
Class R6 (3/13)
2014	39.81	.04	7.41	7.45	(.15)	(2.15)	—	(2.30)	44.96
2013(d)	36.55	.01	3.25	3.26	—	—	—	—	39.81
Class I (5/09)
2014	39.79	(.01)	7.41	7.40	(.15)	(2.15)	—	(2.30)	44.89
2013	32.66	.12	7.01	7.13	—	—	—	—	39.79
2012	32.43	— **	.23	.23	—	—	—	—	32.66
2011	25.21	(.02)	7.24	7.22	—	—	—	—	32.43
2010	22.78	(.05)	2.65	2.60	—	(.05)	(.12)	(.17)	25.21

22	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

18.64%	$30,506	1.15%		(.41)%	1.03%		(.29)%	69%
21.54	11,117	1.12		.04	1.10		.06	84
.43	9,243	1.16		(.37)	1.05		(.26)	57
28.32	2,936	1.18		(.51)	1.05		(.37)	59
11.13	314	2.09		(1.42)	1.04		(.37)	92

17.74	2,052	1.90		(1.14)	1.78		(1.02)	69
20.65	1,413	1.87		(.72)	1.85		(.69)	84
(.28)	1,046	1.95		(1.20)	1.80		(1.05)	57
27.30	79	2.04		(1.33)	1.80		(1.09)	59
10.31	312	2.84		(2.17)	1.79		(1.12)	92

18.33	2,216	1.39		(.61)	1.28		(.51)	69
21.25	3,413	1.38		(.29)	1.35		(.27)	84
.22	947	1.50		(.84)	1.30		(.64)	57
27.97	56	1.55		(.80)	1.30		(.55)	59
10.87	313	2.34		(1.67)	1.29		(.62)	92

19.07	31,940	.74		.02	.66		.10	69
8.92	24,151	.76	*	.05 *	.76	*	.05 *	84

18.94	1,175,078	.90		(.13)	.78		(.01)	69
21.83	1,135,304	.87		.30	.85		.32	84
.71	1,093,460	.92		(.12)	.80		— ***	57
28.64	174,496	.99		(.26)	.80		(.07)	59
11.39	28,298	1.75		(1.15)	.79		(.19)	92

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (“Winslow Capital”), an affiliate of Nuveen, under which Winslow Capital manages the investment portfolio of the Fund.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/ Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets and the amount of any borrowings for investment purposes in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of July 31, 2014, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$—

24	Nuveen Investments

Investment Income

Dividend income is recorded on ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on a accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Sub-transfer agent fees are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations. Sub-transfer agent fees are not charged to Class R6 Shares but are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Nuveen Investments	25

Notes to Financial Statements (continued)

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,229,780,469	$—	$—	$1,229,780,469
Short-Term Investments:
Repurchase Agreements	—	18,074,996	—	18,074,996
Total	$1,229,780,469	$18,074,996	$—	$1,247,855,465
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily

26	Nuveen Investments

valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps,” respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	27

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$18,074,996	$(18,074,996)	$—
*	As of July 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	519,962	$22,599,597	64,177	$2,354,041
Class C	16,071	664,034	11,169	391,580
Class R3	7,487	313,972	73,369	2,572,616
Class R6(1)	230,194	10,130,000	86,071	3,289,437
Class R6(1) – exchange of Class I Shares	—	—	556,986	20,357,826
Class I	3,327,485	144,233,892	12,572,221	441,704,793
Shares issued to shareholders due to reinvestment of distributions:
Class A	23,862	1,000,864	—	—
Class C	2,213	89,438	—	—
Class R3	4,403	182,318	—	—
Class R6(1)	37,605	1,599,424	—	—
Class I	1,377,801	58,570,579	—	—
	5,547,083	239,384,118	13,363,993	470,670,293
Shares redeemed:
Class A	(138,938)	(6,039,198)	(67,144)	(2,368,580)
Class C	(7,215)	(297,407)	(7,224)	(251,819)
Class R3	(48,913)	(2,121,542)	(15,245)	(536,564)
Class R6(1)	(164,058)	(7,222,208)	(36,461)	(1,366,763)
Class I	(7,060,278)	(305,610,287)	(16,964,404)	(644,294,259)
Class I – exchange to Class R6(1) Shares	—	—	(556,986)	(20,357,826)
	(7,419,402)	(321,290,642)	(17,647,464)	(669,175,811)
Net increase (decrease)	(1,872,319)	$(81,906,524)	(4,283,471)	$(198,505,518)

(1)	Class R6 Shares were established and commenced operations on March 25, 2013.

28	Nuveen Investments

5. Investment Transactions

Long-term purchases and sales during the fiscal year ended July 31, 2014, aggregated $834,555,478 and $980,701,265, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of July 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

Cost of investments	$889,188,682
Gross unrealized:
Appreciation	$364,228,166
Depreciation	(5,561,383)
Net unrealized appreciation (depreciation) of investments	$358,666,783

Permanent differences, primarily due to net operating losses, tax equalization and distribution reallocation, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2014, the Fund’s tax year end, as follows:

Capital paid-in	$7,764,099
Undistributed (Over-distribution of) net investment income	337,779
Accumulated net realized gain (loss)	(8,101,878)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$11,255,760
Undistributed net long-term capital gains	81,273,819
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax year ended July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2014
Distributions from net ordinary income[1]	$14,002,377
Distributions from net long-term capital gains	49,749,076
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund did not declare and distribute distributions during its tax year ended July 31, 2013.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Winslow Capital is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	29

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2014, the complex-level fee rate for the Fund was .1650%.

During the period August 1, 2013 through April 30, 2014, the Adviser agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.82% (1.25% after November 30, 2014) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 Shares for savings resulting from the sub-transfer agent and similar fees are not charged to Class R6 Shares.

Effective May 1, 2014, the Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2015, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.25% after November 30, 2015) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 Shares for savings resulting from the sub-transfer agent and similar fees that are not charged to Class R6 Shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$15,588
Paid to financial intermediaries (Unaudited)	13,548

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$3,411

30	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2014, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$4,395

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2014, as follows:

CDSC retained (Unaudited)	$—

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that the Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Fund’s financial statements or footnote disclosures.

9. Subsequent Events

Agreement and Plan of Merger

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

In-Kind Redemptions

On August 1, 2014, the Fund distributed portfolio securities in the amount of $87,491,603 as payment for the redemption of 1,958,183 Class I Shares (an in-kind redemption).

Nuveen Investments	31

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Winslow Capital Management, LLC 4720 IDS Tower 80 South Eighth Street Minneapolis, MN 55402	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% DRD	71.00%
% QDI	78.00%

Long-Term Capital Gain Distributions: The Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2014:

Long-Term Capital Gains Distributions	$57,513,175

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

32	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments	33

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	203
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	203
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	203
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	203

34	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	203
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	203
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	203
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	203
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	203

Nuveen Investments	35

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	203

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	203
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	203

36	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	204
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	204
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	204
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	204

Nuveen Investments	37

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	204
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	204
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	204
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

38	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of the Fund (the “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the Fund and determining whether to approve or continue the Fund’s advisory agreement (the “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (the “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Winslow Capital Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreement. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Fund. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved a new advisory agreement (the “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Fund); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

Nuveen Investments	39

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Fund and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of the Fund’s performance (including performance comparisons against the performance of a peer group and appropriate benchmark(s)); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made a site visit to the Sub-Adviser in September 2013.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the

40	Nuveen Investments

Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Fund, and the Sub-Adviser generally provides the portfolio advisory services to the Fund under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Fund and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Fund. In reviewing the portfolio advisory services provided to the Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and

Nuveen Investments	41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or the Fund and Fund performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Fund’s service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreement and the New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Fund; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement. Similarly, the terms of the New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

42	Nuveen Investments

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Fund and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and its investment team. In considering the Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its benchmark. Accordingly, the Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one- and three-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

Nuveen Investments	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In considering the performance data, the Independent Board Members noted that the Fund had demonstrated generally favorable performance in comparison to its peers. In this regard, the Board noted that the Fund performed in the second quartile over various periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of the Fund, the Board considered that the portfolio investment personnel responsible for the management of the Fund’s portfolio were expected to continue to manage the portfolio following the completion of the Transaction and the investment strategies of the Fund were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund, reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board also noted the two basis point reduction in the temporary fee cap for the Fund. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Fund had a net management fee and net expense ratio (including fee waivers and expense reimbursements) that were below the respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Fund compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Fund (as discussed above) is

44	Nuveen Investments

generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Nuveen Investments	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and its shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board

46	Nuveen Investments

Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the new investment management agreements or the new sub-advisory agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved an interim advisory agreement (the “Interim Investment Management Agreement”) between the Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and the Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and the Original Sub-Advisory Agreement, respectively.

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-WINSL-0714P        3175-INV-Y09/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended July 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	26,860	0	2,540	0
Nuveen Tradewinds Global All-Cap Fund	17,068	0	4,075	0
Nuveen Tradewinds International Value Fund	17,744	0	2,575	0
Nuveen Santa Barbara Global Dividend Growth Fund	16,158	0	2,575	0
Nuveen Santa Barbara International Dividend Growth Fund	16,136	0	2,540	0
Nuveen Tradewinds Emerging Markets Fund	16,246	0	8,711	0
Nuveen Tradewinds Japan Fund	16,144	0	2,575	0
Nuveen Global Growth Fund	16,192	0	2,575	0
Nuveen International Growth Fund	16,786	0	2,575	0
Nuveen Winslow Large-Cap Growth Fund	21,532	0	2,540	0

Total	$180,866	$0	$33,281	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Nuveen Tradewinds International Value Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Emerging Markets Fund	0%	0%	0%	0%
Nuveen Tradewinds Japan Fund	0%	0%	0%	0%
Nuveen Global Growth Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%

July 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	23,135	1,500	2,500	0
Nuveen Tradewinds Global All-Cap Fund	16,990	0	26,905	0
Nuveen Tradewinds International Value Fund	17,182	0	97,287	0
Nuveen Santa Barbara Global Dividend Growth Fund	15,537	0	2,500	0
Nuveen Santa Barbara International Dividend Growth Fund	15,531	0	0	0
Nuveen Tradewinds Emerging Markets Fund	15,715	0	9,095	0
Nuveen Tradewinds Japan Fund	15,543	0	2,500	0
Nuveen Global Growth Fund	15,536	0	2,500	0
Nuveen International Growth Fund	15,635	0	2,500	0
Nuveen Winslow Large-Cap Growth Fund	21,485	1,500	2,500	0

Total	$172,289	$3,000	$148,287	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Nuveen Tradewinds International Value Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Emerging Markets Fund	0%	0%	0%	0%
Nuveen Tradewinds Japan Fund	0%	0%	0%	0%
Nuveen Global Growth Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust 2	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust 2	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,540	0	0	2,540
Nuveen Tradewinds Global All-Cap Fund	4,075	0	0	4,075
Nuveen Tradewinds International Value Fund	2,575	0	0	2,575
Nuveen Santa Barbara Global Dividend Growth Fund	2,575	0	0	2,575
Nuveen Santa Barbara International Dividend Growth Fund	2,540	0	0	2,540
Nuveen Tradewinds Emerging Markets Fund	8,711	0	0	8,711
Nuveen Tradewinds Japan Fund	2,575	0	0	2,575
Nuveen Global Growth Fund	2,575	0	0	2,575
Nuveen International Growth Fund	2,575	0	0	2,575
Nuveen Winslow Large-Cap Growth Fund	2,540	0	0	2,540

Total	$33,281	$0	$0	$33,281

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,500	0	0	2,500
Nuveen Tradewinds Global All-Cap Fund	26,905	0	0	26,905
Nuveen Tradewinds International Value Fund	97,287	0	0	97,287
Nuveen Santa Barbara Global Dividend Growth Fund	2,500	0	0	2,500
Nuveen Santa Barbara International Dividend Growth Fund	0	0	0	0
Nuveen Tradewinds Emerging Markets Fund	9,095	0	0	9,095
Nuveen Tradewinds Japan Fund	2,500	0	0	2,500
Nuveen Global Growth Fund	2,500	0	0	2,500
Nuveen International Growth Fund	2,500	0	0	2,500
Nuveen Winslow Large-Cap Growth Fund	2,500	0	0	2,500

Total	$148,287	$0	$0	$148,287

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 8, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 8, 2014